UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04087

Manning & Napier Fund, Inc.

(Exact name of registrant as specified in charter)

290 Woodcliff Drive, Fairport, NY 14450

(Address of principal executive offices)(Zip Code)

Paul J. Battaglia     290 Woodcliff Drive, Fairport, NY 14450

(Name and address of agent for service)

Registrant’s telephone number, including area code: 585-325-6880

Date of fiscal year end: December 31

Date of reporting period: January 1, 2018 through December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1: REPORTS TO STOCKHOLDERS.

  Manning & Napier Fund, Inc.

  Real Estate Series

Beginning on February 25, 2021, as permitted by Securities and Exchange Commission regulations, paper copies of the Series’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.

You may elect to receive all future annual and semi-annual reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.

Real Estate Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

The investment environment we witnessed over the past twelve months was far more volatile than in prior years. It resulted in a sharp drawdown in global equity markets during the fourth quarter of 2018.

For the fiscal year ending on December 31, 2018, US equities experienced negative returns, with the S&P 500 Total Return Index falling 4.38%. International equity performance was somewhat worse, with the MSCI ACWI ex USA Index returning negative 14.20%.

In fixed income, domestic investment-grade bond performance was essentially flat for the year, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, rising 0.01% as income generated over the period was offset by rising interest rates (when interest rates rise, bond prices fall).

We believe recent volatility, both at the beginning and end of last year, is reflective of what investors should expect going forward. While we do not believe we are immediately heading for a recession, we see recent developments within the US and abroad as an indication that we are entering a higher risk period for financial markets.

The US economy is likely approaching a period of peak growth. It continues to show signs of progressing toward the later stages of its economic and market cycle (typical characteristics of an end-of-cycle phase are an economic recession and financial market selloff).

As economic growth decelerates to more sustainable levels, we believe that investors are facing a growing risk of disappointment. At the same time, key global risks remain, including trade tensions, geopolitical uncertainty, and tightening monetary policy.

Considering the current economic and market backdrop, we believe investors should temper their performance expectations. The returns experienced over the latter half of the post-Global Financial Crisis bull market are unlikely to continue.

Additionally, given our cautious outlook, we are reviewing current and prospective investments for excessive risk exposures, and we have adjusted our positioning across many of our portfolios. Going forward, we will continue to follow our disciplines, focusing on flexibility and selectivity in today’s incredibly dynamic investment environment.

With this in mind, in the enclosed we discuss recent fund performance, highlight our positioning, and briefly provide our outlook amid the current investment environment.

We hope that you find this information helpful, and we look forward to working with you in the years ahead. Thank you for your continued confidence in Manning & Napier.

Sincerely,

Manning & Napier Advisors, LLC

The S&P 500 Index is an unmanaged, capitalization-weighted measure comprised of 500 leading U.S. companies to gauge U.S. large cap equities. The Index returns do not reflect any fees or expenses. The Index includes dividends, but not the reinvestment of dividends. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2019 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The MSCI ACWI ex USA Index (ACWIxUS) is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

1

Real Estate Series

Fund Commentary

(unaudited)

Investment Objective

To provide high current income and long-term capital appreciation by investing principally in companies in the real estate industry. Under normal circumstances, at least 80% of the Series’ assets will be invested in securities of companies that are principally engaged in the US real estate industry.

Performance Commentary

Real estate markets experienced some of the volatility affecting equity markets during 2018 as the Series’ primary benchmark (MSCI US REIT index) returned negative 5.83%. The real estate index did provide greater downside protection than broader equity indices over the course of last year.

Within the benchmark, performance varied dramatically by sub-industry during the period, with areas more exposed to overall economic activity experiencing some of the largest declines. Timber, shopping centers, and lodging REITs returned negative 32.0%, 14.6%, and 12.8%, respectively, with most of the declines taking place in the fourth quarter. Manufactured homes, healthcare, and apartment REITs were some of the better performing sectors, returning 11.4%, 7.6%, and 3.7%, respectively.

The Real Estate Series Class S returned negative 6.73% for the year, underperforming the benchmark on a relative basis. The largest detractors from relative performance during the year were an overweight allocation to data storage REITs, underweights to certain healthcare REITs. Overweight allocations to timber REITs and homebuilders also detracted from relative returns, along with stock selection within diversified and mall REITs. During the year, our increased concern for the homebuilding cycle led to meaningful shifts in the portfolio. The Series closed its positions in timber REITs and the homebuilders, while increasing its allocation to healthcare and apartment REITs.

The portfolio currently favors residential sector REITs including apartments, single-family housing, and manufactured housing REITs, as growing long-term household formation demand is likely to support pricing for apartments and single-family housing. The portfolio is also overweight data storage REITs within the office segment, which are key beneficiaries from the shift of data to the cloud. The portfolio is currently underweight retail. Online shopping and continued retailer bankruptcies are pressuring occupancy rates at malls and shopping centers. In addition, the portfolio is underweight hospitality for a few reasons; first, the segment is more cyclical and second, we have seen continued increases in capacity in major metro areas. Lastly, the majority of expenses are wages, which have been increasing recently and reducing operating profits.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863. Performance for the Real Estate Series Class S shares is provided above. Performance for the Class I shares will be higher based on the Class’ lower expenses.

Please see the next page for additional performance information as of December 31, 2018.

All investments involve risks, including potential loss of principal. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified among a variety of sectors. The Real Estate Series is subject to risks associated with the direct ownership of real estate, including the potential for falling real estate prices and the possibility of being highly leveraged; an investment in the Series will be closely aligned with the performance of the real estate markets. Additionally, like all derivatives, investments in options can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk.

The MSCI U.S. Real Estate Investment Trust (REIT) Index is a free float-adjusted market capitalization index that is comprised of equity REITs as classified as Equity REITs Industry under the GICS® Real Estate sector. The MSCI U.S. REIT Index is a subset of the MSCI USA Investable Market Index (IMI) which captures large, mid, and small-cap securities. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

2

Real Estate Series

Performance Update as of December 31, 2018

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Real Estate Series - Class S3	-6.73%	7.85%	10.76%
Manning & Napier Fund, Inc. - Real Estate Series - Class I3,4	-6.41%	8.13%	10.96%
MSCI U.S. Real Estate Investment Trust (REIT) Index[5]	-5.83%	6.43%	10.47%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Real Estate Series - Class S from its inception2 (November 10, 2009) to present (December 31, 2018) to the MSCI U.S. REIT Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from November 10, 2009, the Class S inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2018, this net expense ratio was 1.11% for Class S and 0.86% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.11% for Class S and 0.86% for Class I for the year ended December 31, 2018.

4For periods through August 1, 2012 (the inception date of the Class I shares), performance for Class I shares is based on the historical performance of the Class S shares. Because Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

5The MSCI U.S. Real Estate Investment Trust (REIT) Index is a free float-adjusted market capitalization index that is comprised of equity REITs as classified as Equity REITs Industry under the GICS® Real Estate sector. The MSCI U.S. REIT Index is a subset of the MSCI USA Investable Market Index (IMI) which captures large, mid, and small-cap securities. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

3

Real Estate Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/18	ENDING ACCOUNT VALUE 12/31/18	EXPENSES PAID DURING PERIOD* 7/1/18-12/31/18	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$931.45	$5.40	1.11%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	$5.65	1.11%
Class I
Actual	$1,000.00	$ 933.12	$4.19	0.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.87	$4.38	0.86%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data.

4

Real Estate Series

Portfolio Composition as of December 31, 2018

(unaudited)

Top Ten Stock Holdings[2]
Simon Property Group, Inc.	5.6%	Digital Realty Trust, Inc.	3.4%
Equinix, Inc.	5.2%	Boston Properties, Inc.	3.1%
AvalonBay Communities, Inc.	4.3%	Public Storage	2.8%
Prologis, Inc.	4.2%	Sun Communities, Inc.	2.3%
Equity Residential	3.6%	InterXion Holding N.V. (Netherlands)	2.3%

2As a percentage of total investments.

5

Real Estate Series

Investment Portfolio - December 31, 2018

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 99.5%

Information Technology - 2.3%
IT Services - 2.3%
InterXion Holding N.V. (Netherlands)*	112,380	$6,086,501

Real Estate - 97.2%
Real Estate Operating Companies - 0.3%
StorageVault Canada, Inc. (Canada)	409,065	710,141

REITS - Diversified - 4.8%
Lexington Realty Trust	274,815	2,256,231
Liberty Property Trust	121,685	5,096,168
STORE Capital Corp.	50,605	1,432,628
VEREIT, Inc.	545,110	3,897,536

		12,682,563

REITS - Health Care - 12.0%
Community Healthcare Trust, Inc.	151,940	4,380,430
HCP, Inc.	162,240	4,531,363
Healthcare Realty Trust, Inc.	137,840	3,920,170
Healthcare Trust of America, Inc. - Class A	219,500	5,555,545
Physicians Realty Trust	377,240	6,047,157
Ventas, Inc.	51,400	3,011,526
Welltower, Inc.	60,800	4,220,128

		31,666,319

REITS - Hotel & Resort - 3.4%
Apple Hospitality REIT, Inc.	90,530	1,290,958
Chesapeake Lodging Trust	74,740	1,819,919
Host Hotels & Resorts, Inc.	204,130	3,402,847
Sunstone Hotel Investors, Inc.	191,135	2,486,666

		9,000,390

REITS - Industrial - 7.6%
Americold Realty Trust	53,720	1,372,009
EastGroup Properties, Inc.	11,350	1,041,135
First Industrial Realty Trust, Inc.	78,185	2,256,419
Plymouth Industrial REIT, Inc.	108,420	1,367,176
Prologis, Inc.	190,180	11,167,370
STAG Industrial, Inc.	120,055	2,986,968

		20,191,077

REITS - Office - 11.9%
Alexandria Real Estate Equities, Inc.	11,970	1,379,423
Boston Properties, Inc.	73,155	8,233,595
Brandywine Realty Trust	370,515	4,768,528
Cousins Properties, Inc.	735,155	5,807,724
Hibernia REIT plc (Ireland)	1,606,740	2,304,837
Tier REIT, Inc.	232,460	4,795,650

The accompanying notes are an integral part of the financial statements.

6

Real Estate Series

Investment Portfolio - December 31, 2018

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
REITS - Office (continued)
Vornado Realty Trust	69,185	$4,291,546

		31,581,303

REITS - Residential - 25.6%
American Campus Communities, Inc.	38,935	1,611,520
American Homes 4 Rent - Class A	291,170	5,779,724
Apartment Investment & Management Co. - Class A	94,300	4,137,884
AvalonBay Communities, Inc.	65,495	11,399,405
Camden Property Trust	15,295	1,346,725
Equity LifeStyle Properties, Inc.	33,390	3,243,171
Equity Residential	142,375	9,398,174
Essex Property Trust, Inc.	23,870	5,853,163
Independence Realty Trust, Inc.	269,215	2,471,394
Invitation Homes, Inc.	253,630	5,092,890
Mid-America Apartment Communities, Inc.	42,015	4,020,835
Sun Communities, Inc.	59,905	6,092,937
UDR, Inc.	151,655	6,008,571
UMH Properties, Inc.	110,600	1,309,504

		67,765,897

REITS - Retail - 14.2%
Acadia Realty Trust	52,405	1,245,143
Agree Realty Corp.	32,365	1,913,419
Federal Realty Investment Trust	11,840	1,397,594
Getty Realty Corp.	89,995	2,646,753
Kimco Realty Corp.	138,745	2,032,614
National Retail Properties, Inc.	54,865	2,661,501
Realty Income Corp.	24,880	1,568,435
Simon Property Group, Inc.	88,645	14,891,474
Unibail-Rodamco-Westfield (France)	17,790	2,752,908
Urban Edge Properties	202,910	3,372,364
Weingarten Realty Investors	130,355	3,234,108

		37,716,313

REITS - Specialized - 17.4%
CoreCivic, Inc.	209,885	3,742,250
Crown Castle International Corp.	35,615	3,868,857
CubeSmart	41,405	1,187,909
Digital Realty Trust, Inc.	83,025	8,846,314
Equinix, Inc.	39,175	13,811,538
Extra Space Storage, Inc.	34,180	3,092,606
Jernigan Capital, Inc.	150,535	2,983,604
National Storage Affiliates Trust	45,090	1,193,081

The accompanying notes are an integral part of the financial statements.

7

Real Estate Series

Investment Portfolio - December 31, 2018

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
REITS - Specialized (continued)
Public Storage	36,945	$7,478,038

		46,204,197

Total Real Estate		257,518,200

TOTAL INVESTMENTS - 99.5%
(Identified Cost $258,211,539)		263,604,701
OTHER ASSETS, LESS LIABILITIES - 0.5%		1,227,480

NET ASSETS - 100%		$264,832,181

REITS - Real Estate Investment Trusts

*Non-income producing security.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

8

Real Estate Series

Statement of Assets and Liabilities

December 31, 2018

ASSETS:

Investments, at value (identified cost $258,211,539) (Note 2)	$263,604,701
Receivable for securities sold	1,599,408
Dividends receivable	1,366,675
Receivable for fund shares sold	260,530
Foreign tax reclaims receivable	7,520
Prepaid expenses	15,586

TOTAL ASSETS	266,854,420

LIABILITIES:

Due to custodian	711,944
Accrued management fees (Note 3)	179,587
Accrued shareholder services fees (Class S) (Note 3)	48,528
Accrued fund accounting and administration fees (Note 3)	19,846
Accrued Chief Compliance Officer service fees (Note 3)	427
Payable for securities purchased	747,966
Payable for fund shares repurchased	274,465
Other payables and accrued expenses	39,476

TOTAL LIABILITIES	2,022,239

TOTAL NET ASSETS	$264,832,181

NET ASSETS CONSIST OF:

Capital stock	$255,068
Additional paid-in-capital	261,496,105
Total distributable earnings (loss)	3,081,008

TOTAL NET ASSETS	$264,832,181

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($214,721,637/ 16,397,936 shares)	$13.09

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($50,110,544/ 9,108,832 shares)	$5.50

The accompanying notes are an integral part of the financial statements.

9

Real Estate Series

Statement of Operations

For the Year Ended December 31, 2018

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $46,435)	$8,742,914

EXPENSES:

Management fees (Note 3)	2,229,378
Shareholder services fees (Class S) (Note 3)	609,929
Fund accounting and administration fees (Note 3)	75,742
Directors’ fees (Note 3)	24,097
Chief Compliance Officer service fees (Note 3)	4,634
Custodian fees	21,519
Miscellaneous	203,187

Total Expenses	3,168,486

NET INVESTMENT INCOME	5,574,428

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	11,000,105
Foreign currency and translation of other assets and liabilities	(1,433)

10,998,672

Net change in unrealized appreciation (depreciation) on-
Investments	(36,190,337)
Foreign currency and translation of other assets and liabilities	(220)

(36,190,557)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(25,191,885)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(19,617,457)

The accompanying notes are an integral part of the financial statements.

10

Real Estate Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/18	FOR THE YEAR ENDED 12/31/17
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$5,574,428	$5,130,544
Net realized gain (loss) on investments and foreign currency	10,998,672	16,002,452
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(36,190,557)	5,112,488

Net increase (decrease) from operations	(19,617,457)	26,245,484

DISTRIBUTIONS TO SHAREHOLDERS (Note 10):

Class S	(13,404,039)	(14,177,128)
Class I	(7,240,331)	(5,250,618)
From return of capital (Class S)	(376,898)	—
From return of capital (Class I)	(227,910)	—

Total distributions to shareholders	(21,249,178)	(19,427,746)[1]

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(12,870,550)	7,130,309

Net increase (decrease) in net assets	(53,737,185)	13,948,047

NET ASSETS:

Beginning of year	318,569,366	304,621,319

End of year[2]	$264,832,181	$318,569,366

1 For the year ended December 31, 2017, the distributions to shareholders from net investment income and net realized gain were $4,348,614 and $9,828,514 (Class S) and $1,792,970 and $3,457,648 (Class I), respectively.

2 Includes accumulated undistributed (overdistributed) net investment income of ($595,405) as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

The accompanying notes are an integral part of the financial statements.

11

Real Estate Series

Financial Highlights - Class S

	FOR THE YEAR ENDED
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$14.93	$14.48	$14.15	$15.46	$13.32

Income (loss) from investment operations:
Net investment income[1]	0.26	0.24	0.22	0.24	0.44 [2]
Net realized and unrealized gain (loss) on investments	(1.24)	1.02	0.88	0.34	3.24

Total from investment operations	(0.98)	1.26	1.10	0.58	3.68

Less distributions to shareholders:
From net investment income	(0.21)	(0.25)	(0.27)	(0.24)	(0.44)
From net realized gain on investments	(0.63)	(0.56)	(0.50)	(1.65)	(1.10)
From return of capital	(0.02)	—	—	—	—

Total distributions to shareholders	(0.86)	(0.81)	(0.77)	(1.89)	(1.54)

Net asset value - End of year	$13.09	$14.93	$14.48	$14.15	$15.46

Net assets - End of year (000’s omitted)	$214,722	$271,496	$278,322	$217,216	$231,188

Total return[3]	(6.73% )	8.66%	7.91%	4.14%	28.14%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.11%	1.10%	1.09%	1.09%	1.11%
Net investment income	1.82%	1.58%	1.47%	1.54%	2.89% [2]
Portfolio turnover	44%	42%	46%	57%	44%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	0.00% [4]	N/A	N/A	N/A

1Calculated based on average shares outstanding during the years.

2Reflects a special dividend paid out during the period by two of the Series’ holdings. Had the Series not received the special dividends, the net investment income per share would have been $0.22 and the net investment income ratio would have been 1.49%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

12

Real Estate Series

Financial Highlights - Class I

	FOR THE YEAR ENDED
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$6.81	$7.03	$7.26	$8.86	$8.18

Income (loss) from investment operations:
Net investment income[1]	0.14	0.14	0.11	0.16	0.29 [2]
Net realized and unrealized gain (loss) on investments	(0.55)	0.49	0.47	0.17	1.97

Total from investment operations	(0.41)	0.63	0.58	0.33	2.26

Less distributions to shareholders:
From net investment income	(0.24)	(0.29)	(0.31)	(0.28)	(0.48)
From net realized gain on investments	(0.63)	(0.56)	(0.50)	(1.65)	(1.10)
From return of capital	(0.03)	—	—	—	—

Total distributions to shareholders	(0.90)	(0.85)	(0.81)	(1.93)	(1.58)

Net asset value - End of year	$5.50	$6.81	$7.03	$7.26	$8.86

Net assets - End of year (000’s omitted)	$50,111	$47,074	$26,300	$50,249	$50,513

Total return[3]	(6.41% )	8.85%	8.17%	4.43%	28.44%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.86%	0.85%	0.84%	0.84%	0.86%
Net investment income	2.12%	1.95%	1.50%	1.81%	3.14% [2]
Portfolio turnover	44%	42%	46%	57%	44%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	0.00% [4]	N/A	N/A	N/A

1Calculated based on average shares outstanding during the years.

2Reflects a special dividend paid out during the period by two of the Series’ holdings. Had the Series not received the special dividends, the net investment income per share would have been $0.16 and the net investment income ratio would have been 1.74%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

13

Real Estate Series

Notes to Financial Statements

1.	Organization

Real Estate Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide high current income and long-term capital appreciation by investing principally in companies in the real estate industry.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series is authorized to issue two classes of shares (Class S and Class I). Each class of shares is substantially the same, except that Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2018, 10.4 billion shares have been designated in total among 34 series, of which 100 million have been designated as Real Estate Series Class I common stock, 100 million have been designated as Real Estate Series Class S common stock, 75 million have been designated as Real Estate Series Class W common stock, and 100 million have been designated as Real Estate Series Class Z common stock. Class W common stock and Class Z common stock are not currently offered for sale.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of

14

Real Estate Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2018 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2		LEVEL 3
Assets:
Equity Securities:
Information Technology	$6,086,501	$6,086,501	$—		$—
Real Estate*	257,518,200	252,460,455	5,057,745	#	—

Total assets	$263,604,701	$258,546,956	$5,057,745		$—

*Please refer to the Investment Portfolio for the industry classifications of these portfolio holdings.

#Consists of certain foreign securities for which a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading.

There were no Level 3 securities held by the Series as of December 31, 2017 or December 31, 2018.

New Accounting Pronouncements

The Securities and Exchange Commission (SEC) adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Series financial statements for the year ended December 31, 2018. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation.

On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements under U.S. GAAP. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. An entity is permitted to early adopt any eliminated or modified disclosures upon issuance of this ASU and delay adoption of the new disclosures until their effective date. As such, each Series has early adopted the eliminated and modified disclosures, as permitted by this ASU.

15

Real Estate Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2018, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2015 through December 31, 2018. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

16

Real Estate Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.75% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director, who each receive an additional annual stipend for these roles.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least April 30, 2019, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of shareholder services fee, at no more than 0.95% of average daily net assets. The Advisor did not waive any fees for the year ended December 31, 2018. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

17

Real Estate Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

During the year ended December 31, 2018, a trade processing error was discovered for which it was determined that the Advisor would reimburse the Series $17,203. The impact of the Advisor’s contribution on the Series total return was immaterial. As of December 31, 2018, the respective amount is included in net realized gain (loss) on investments on the Statement of Operations.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated March 1, 2017, as amended, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Income Series); plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

4.	Purchases and Sales of Securities

For the year ended December 31, 2018, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $129,968,501 and $154,400,199, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Class S and I shares of Real Estate Series were:

CLASS S	FOR THE YEAR ENDED 12/31/2018		FOR THE YEAR ENDED 12/31/2017
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,757,808	$25,004,617	2,903,019	$43,684,165
Reinvested	985,726	13,482,994	917,117	13,838,828
Repurchased	(4,532,215)	(64,555,664)	(4,857,374)	(73,411,141)

Total	(1,788,681)	$(26,068,053)	(1,037,238)	$(15,888,148)

CLASS I	FOR THE YEAR ENDED 12/31/2018		FOR THE YEAR ENDED 12/31/2017
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	4,087,337	$26,517,405	4,014,260	$29,420,634
Reinvested	1,131,254	6,539,568	622,410	4,295,968
Repurchased	(3,017,310)	(19,859,470)	(1,469,901)	(10,698,145)

Total	2,201,281	$13,197,503	3,166,769	$23,018,457

Approximately 66% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of

18

Real Estate Series

Notes to Financial Statements (continued)

6.	Line of Credit (continued)

Operations for each series. The line of credit expires in August 2019 unless extended or renewed. During the year ended December 31, 2018, the Series did not borrow under the line of credit.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2018.

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Real Estate Securities

The Series may focus its investments in certain real estate related industries; hence, the Series may subject itself to a greater degree of risk than a series that is more diversified.

10.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. The portion of distributions that exceeds a Series’ current and accumulated earnings and profits, as measured on a tax basis, constitutes a non-taxable return of capital. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including foreign currency gains and losses, redesignation of distributions paid, investments in passive foreign investment companies (PFICs), including losses deferred due to wash sales and qualified late-year losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

19

Real Estate Series

Notes to Financial Statements (continued)

10.	Federal Income Tax Information (continued)

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/18	FOR THE YEAR ENDED 12/31/17
Ordinary income	$5,528,569	$6,084,677
Long-term capital gains	$15,115,801	$13,343,069
Return of capital	$604,808	$—

At December 31, 2018, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$258,256,842
Unrealized appreciation	19,998,475
Unrealized depreciation	(14,650,616)

Net unrealized appreciation	$5,347,859

Qualified late-year losses[1]	$2,266,718

1 The Series has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2019.

20

Real Estate Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Real Estate Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Real Estate Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 15, 2019

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

21

Real Estate Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

The Series designates $13,215,350 as Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the fiscal year ended December 31, 2018.

22

Real Estate Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 15, 2018, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered for renewal by the Board, including all of the Directors who are not “interested persons” (“Independent Directors”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). In connection with the decision whether to renew the Agreement, a variety of material was provided to the Board in advance of the meeting for their review and consideration. The Board also held a working session on October 31, 2018 to review and discuss information provided to the Board, and for the Board to request additional information.

Representatives of the Advisor attended a portion of the working session and attended the Board meeting. The Advisor provided supplemental information requested by the Board and presented additional oral information to the Board to assist the Board in its considerations. In addition to the information furnished by the Advisor, the Board was provided with a legal memorandum discussing its fiduciary duties related to its approval of the continuation of the Agreement. Legal counsel for the Fund discussed with the Board the applicable legal considerations. In addition, the Board received in-person presentations about the Fund throughout the year.

The Independent Directors were advised by independent legal counsel with respect to these matters. The Independent Directors also met separately in an executive session with their legal counsel without any representatives of the Advisor present.

The Directors’ determinations at the meeting were made on the basis of each Director’s business judgment after consideration of all the information presented. In deciding to recommend the renewal of the Agreement with respect to each Series of the Fund, the Independent Directors did not identify any single or particular piece of information that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.

•

The Board considered the nature and quality of services provided by the Advisor under the Agreement for over 30 years including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board considered the numerous services performed by the Advisor and its affiliates beyond those stated in the Agreements. The Board also considered the Advisor’s personnel who perform services to the Fund, changes in senior or key personnel, the strength of the Advisor’s compliance infrastructure, policies and procedures relating to compliance with securities regulations, reputation, expertise and resources. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the Advisor’s investments teams, including changes to the investment teams and investment team’s compensation during the past year, and the investment process. The Board considered the performance of each Series since its inception, as well as over multiple time periods including: one year, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered (and considers on a quarterly basis) a number of other factors relevant to performance at the meeting including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives; the breadth of the Fund’s product offerings; and performance over reasonable time periods. The Board discussed with Representatives of the Advisor, short-term performance challenges in the Fund’s core strategies that have resulted in a downward trend in assets under management. After discussion, the Board concluded that notwithstanding the performance challenges of certain Series, the nature and quality of the investment management services provided by the Advisor to the Fund supported the renewal of the agreement.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor. The Advisor also presented pro-forma information related to several management fee and overall expense reductions that were set to take effect in early 2019. These changes were approved by the Board in a prior meeting and by shareholders at a Shareholder Meeting in May 2018.

•

The Board considered whether the Advisor had achieved economies of scale with respect to its services to the Fund. The Board acknowledged the expense caps incorporated in the Fund’s current fee structure, which requires the Advisor to

23

Real Estate Series

Renewal of Investment Advisory Agreement

(unaudited)

subsidize the expenses of the Series operating above their expense cap, noting that 27 Series of the Fund are currently receiving expense reimbursements from the Advisor. The Board concluded that the Fund would need to grow in assets before the Advisor would be able to achieve meaningful economies of scale.

•

The Advisor provided the Board with information comparing each Series’ contractual management fees with the Advisor’s standard advisory fees for separate accounts and collective investment trusts. The Board considered that the range of services provided to the Series is more extensive than for the Advisor’s other clients due to additional infrastructure, administrative and regulatory requirements related to operating a mutual fund.

•

The current and pro-forma advisory fees, 12b-1 Distribution and Service Fees, other expenses (e.g. a combination of Shareholder Services Fees, intermediary sub-transfer agent fees, routine operating expenses and Acquired Fund Fees and Expenses for fund-of-fund Series) and total expense ratios of each Series and share class were compared and ranked (on both a mean and median basis) against respective peer universes. Respective peer universes included funds of a similar size and with similar investment objectives and expense characteristics as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the comparisons and rankings of fees and net expense ratios for each Series of the Fund and the methodology behind the comparison. The Board considered the Advisor’s active portfolio management that results in portfolios that are more differentiated than the construction of their benchmarks. Based on their review of the information provided, the Board concluded that the current and pro-forma fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. The Board was provided with information on the Advisor’s financial condition and profitability by mutual fund agreement and by Series. Information provided by the Advisor addressed the anticipated effects of the upcoming fee reductions. The Board discussed the Advisor’s revenues generated from the Fund and its expenses associated with providing the services under the Agreement. The Advisor presented the Board with information on firm wide investment management profitability to provide a comparison of the Advisor’s profitability from its Fund activities relative to its profitability from its other investment management business. In addition, the Board reviewed the Advisor’s expense allocation methodology used to calculate profitability since many of the Advisor’s resources and expenses are shared across the Advisor’s various investment management vehicles. The Board considered the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include participation in a joint insurance program, sharing of compensation expenses for certain shared personnel, relationships with large service providers, the utilization of Series within the Advisor’s separately managed accounts and certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. The Board concluded that these additional benefits to the Advisor were reasonable.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of the Independent Directors, concluded that the compensation under the Agreement was fair and reasonable with respect to each Series in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment, and that the renewal of the Agreement would be in the best interests of each Series and its shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Agreement, but indicated that the Board based its determination on the total mix of information available to it.

24

Real Estate Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director
Term of Office & Length of Time Served:	Indefinite – Chairman and Director since November 2018[1]
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer (2018 – Present); Vice President of Finance (2016
– 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal
Auditor (2004-2006) – Manning & Napier Advisors, LLC and affiliates
Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During	N/A
Past 5 Years:

Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During	Fannie Mae (1995-2008)
Past 5 Years:	The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During Past 5 Years:

Incyte Corp. (biotech)(2000-present); ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014); HLTH (WebMD)(information)(2000-2010); Cheyne Capital International (investment)(2000-2017); GMP Companies (investment)(2000-2011); Cytos Biotechnology Ltd (biotechnology)(2012-2014); Cerus (biomedical)(2016-present); PureEarth(non-profit)(2012-present); Caelum BioSciences (biomedical)(2018-present)

25

Real Estate Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-2018) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During Past 5 Years:	Boston Early Music Festival (non-profit)(2007-present); Amherst Early Music, Inc. (non-profit)(2009-present); Gotham Early Music Scene, Inc. (non-profit)(2009-present); Partnership for New York City, Inc. (non-profit)(1989-2010); New York Collegium (non-profit)(2004-2011); S’Cool Sounds, Inc. (non-profit)(2017-present)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	83
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994- present) - The Greening Group (business consultants);
Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(1972-present); Culinary Institute of America (non-profit college)(1985-present); George Eastman Museum (museum)(1988-present); National Restaurant Association (restaurant trade organization)(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(2005-present); Town of Greenburgh, NY Planning Board (municipal government) (2015-2018)

Officers:

Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	55
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-CEO since 2018, Co-Director of Research (2002 – 2015) - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer, or Senior Trust Officer

26

Real Estate Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company; Chief Financial Officer (2017-2018) - Rainier Investment Management Mutual Funds, Inc.

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2004; Anti-Money Laundering Officer since 2002; Corporate Secretary (1997-2016) - Manning & Napier Fund, Inc.; Chief Compliance Officer and Anti-Money Laundering Officer (2017-2018) – Rainier Investment Management Mutual Funds, Inc.
Principal Occupation(s) During Past 5 Years:	Managing Director, Compliance & Regulatory Affairs since 2018; Director of Compliance (2005-2018); Compliance Manager (1995-2005) – Manning & Napier Advisors, LLC and affiliates; Corporate Secretary – Manning & Napier Investor Services, Inc. since 2006

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Assistant Vice President
Term of Office[1] & Length of Time Served:	Since 2017
Principal Occupation(s) During Past 5 Years:	Director of Funds Group since 2017; Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC; President, Director – Manning & Napier Investor Services, Inc. since 2018

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	36
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:

General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

27

Real Estate Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	57
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation - Manning & Napier Advisors, LLC since 2009 Holds one or more of the following titles for various affiliates: Director

*Interested Director, within the meaning of the 1940 Act by reason of her positions with the Fund’s investment advisor, Manning & Napier Advisors, LLC and Distributor, Manning & Napier Investor Services, Inc.

1 The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the

Fund’s By-Laws.

28

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29

Real Estate Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNRES-12/18-AR

 Manning & Napier Fund, Inc.

 International Series

Beginning on February 25, 2021, as permitted by Securities and Exchange Commission regulations, paper copies of the Series’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.

You may elect to receive all future annual and semi-annual reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.

International Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

The investment environment we witnessed over the past twelve months was far more volatile than in prior years. It resulted in a sharp drawdown in global equity markets during the fourth quarter of 2018.

For the fiscal year ending on December 31, 2018, US equities experienced negative returns, with the S&P 500 Total Return Index falling 4.38%. International equity performance was somewhat worse, with the MSCI ACWI ex USA Index returning negative 14.20%.

In fixed income, domestic investment-grade bond performance was essentially flat for the year, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, rising 0.01% as income generated over the period was offset by rising interest rates (when interest rates rise, bond prices fall).

We believe recent volatility, both at the beginning and end of last year, is reflective of what investors should expect going forward. While we do not believe we are immediately heading for a recession, we see recent developments within the US and abroad as an indication that we are entering a higher risk period for financial markets.

The US economy is likely approaching a period of peak growth. It continues to show signs of progressing toward the later stages of its economic and market cycle (typical characteristics of an end-of-cycle phase are an economic recession and financial market selloff).

As economic growth decelerates to more sustainable levels, we believe that investors are facing a growing risk of disappointment. At the same time, key global risks remain, including trade tensions, geopolitical uncertainty, and tightening monetary policy.

Considering the current economic and market backdrop, we believe investors should temper their performance expectations. The returns experienced over the latter half of the post-Global Financial Crisis bull market are unlikely to continue.

Additionally, given our cautious outlook, we are reviewing current and prospective investments for excessive risk exposures, and we have adjusted our positioning across many of our portfolios. Going forward, we will continue to follow our disciplines, focusing on flexibility and selectivity in today’s incredibly dynamic investment environment.

With this in mind, in the enclosed we discuss recent fund performance, highlight our positioning, and briefly provide our outlook amid the current investment environment.

We hope that you find this information helpful, and we look forward to working with you in the years ahead. Thank you for your continued confidence in Manning & Napier.

Sincerely,

Manning & Napier Advisors, LLC

The S&P 500 Index is an unmanaged, capitalization-weighted measure comprised of 500 leading U.S. companies to gauge U.S. large cap equities. The Index returns do not reflect any fees or expenses. The Index includes dividends, but not the reinvestment of dividends. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2019 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The MSCI EAFE Index (EAFE) is a free float-adjusted market capitalization index designed to measure large and mid-cap representation across 21 Developed Markets countries (excluding the U.S. and Canada). The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Interactive Data. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

1

International Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term growth by investing principally in common stock of companies located outside the US. The Series may include investments of any market capitalization in developed and emerging markets. In managing the Series, we implement a “top-down” approach by examining global economic, market, and industry specific trends to identify investment opportunities. Such “top-down” trends include but are not limited to those being created by economic change, government reform, and demographic shifts taking place around the world.

Performance Commentary

International equity markets experienced negative absolute returns during 2018. The MSCI ACWI ex USA index (ACWIxUS) returned negative 14.20%, and the MSCI EAFE index (EAFE) returned negative 13.79%. Performance varied dramatically during the year, with growth stocks outperforming during the first half of the year, along with developed markets, while value stocks and emerging markets performed best in the second half as markets broadly declined.

The International Series Class S returned negative 19.30% during the year (Class I shares returned negative 19.17%), underperforming its ACWIxUS benchmark on a relative basis. Stock selection, country and sector positioning all contributed to the Series’ underperformance relative to the ACWIxUS during the year. More specifically, investment themes tied to French reforms, Chinese education, oil hurdle rate, and copper hurdle rate were the largest detractors from relative performance. Investments in our global healthy lifestyle, Korean shipbuilders, weak peso, and weak pound themes made the largest contributions to relative performance.

During the year, we became increasingly concerned with the trajectory of global growth, and our view led to meaningful shifts in the portfolio across both sectors and regions. The Series substantially reduced its allocation to the Industrials and Financials sectors, and increased allocations to Consumer Staples, Energy, and Health Care. The Series has decreased its exposures to India, Argentina, and France, while increasing exposure to Japan and the United Kingdom.

While our outlook is not a call for an imminent recession or market downturn, we believe that the US is moving into late-cycle territory, with potential spillover effects on the global economy. Our increased concern for growth comes at a time when global risks are rising – including mounting trade tensions, China slowing more than expected, and greater political uncertainty both at home and abroad. Considering our revised outlook, we recommend an active approach to manage these ongoing risks.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Please see the next page for additional performance information as of December 31, 2018.

The MSCI ACWI ex USA Index (ACWIxUS) is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

The MSCI EAFE Index (EAFE) is a free float-adjusted market capitalization index designed to measure large and mid-cap representation across 21 Developed Markets countries (excluding the U.S. and Canada). The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Interactive Data. All investments involve risks, including possible loss of principal. Funds whose investments are concentrated in foreign countries may be subject to fluctuating currency values, different accounting standards, and economic and political instability. The value of the Series may be affected by changes in exchange rates between foreign currencies and the U.S. dollar. Investments in emerging markets may be more volatile than investments in more developed markets.

2

International Series

Performance Update as of December 31, 2018

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
Manning & Napier Fund, Inc. - International Series - Class S2	-19.30%	-1.12%	5.55%
Manning & Napier Fund, Inc. - International Series - Class I2,3	-19.17%	-0.87%	5.74%
MSCI ACWI ex USA Index (ACWIxUS)[4]	-14.20%	0.67%	6.57%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - International Series - Class S for the ten years ended December 31, 2018 to the MSCI ACWI ex USA Index (ACWIxUS).

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2018, this net expense ratio was 1.10% for Class S and 0.85% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.15% for Class S and 0.90% for Class I for the year ended December 31, 2018.

3For periods through March 15, 2012 (the inception date of the Class I shares), performance for the Class I shares is based on historical performance of the Class S shares. Because Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

4The MSCI ACWI ex USA Index (ACWIxUS) is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

3

International Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/18	ENDING ACCOUNT VALUE 12/31/18	EXPENSES PAID DURING PERIOD* 7/1/18-12/31/18	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$ 838.25	$5.10	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$ 1,019.66	$5.60	1.10%
Class I
Actual	$1,000.00	$ 839.22	$3.94	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

4

International Series

Portfolio Composition as of December 31, 2018

(unaudited)

5

International Series

Investment Portfolio - December 31, 2018

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 88.6%

Communication Services - 4.9%
Diversified Telecommunication Services - 1.3%
Elisa OYJ (Finland)	29,705	$1,230,361
Orange S.A. (France)	62,825	1,018,129
Telefonica Brasil S.A. (Brazil)	101,500	1,210,693
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	4,828,600	1,262,358

		4,721,541

Entertainment - 1.2%
NCSoft Corp. (South Korea)	4,295	1,800,337
Toho Co. Ltd. - Tokyo (Japan)	42,100	1,525,407
Vivendi S.A. (France)	32,365	784,441

		4,110,185

Interactive Media & Services - 1.3%
Tencent Holdings Ltd. - Class H (China)	110,200	4,416,855

Media - 1.1%
Hakuhodo DY Holdings, Inc. (Japan)	78,200	1,115,948
Megacable Holdings S.A.B. de C.V. (Mexico)	582,900	2,609,914

		3,725,862

Total Communication Services		16,974,443

Consumer Discretionary - 16.3%
Auto Components - 0.9%
Bridgestone Corp. (Japan)	30,600	1,173,994
Nemak S.A.B. de C.V. (Mexico)[1]	2,588,800	1,933,852

		3,107,846

Automobiles - 2.2%
Bajaj Auto Ltd. (India)	31,090	1,210,172
Geely Automobile Holdings Ltd. (China)	1,082,000	1,908,198
Isuzu Motors Ltd. (Japan)	84,700	1,188,096
Peugeot S.A. (France)	16,875	359,907
Renault S.A. (France)	7,340	457,232
Suzuki Motor Corp. (Japan)	47,400	2,389,502

		7,513,107

Diversified Consumer Services - 3.0%
China Maple Leaf Educational Systems Ltd. (China)	3,122,000	1,390,221
China Yuhua Education Corp. Ltd. (China)[1]	4,508,000	1,827,178
Fu Shou Yuan International Group Ltd. (China)	3,463,000	2,612,393
New Oriental Education & Technology Group, Inc. - ADR (China)*	47,080	2,580,455
TAL Education Group - ADR (China)*	42,355	1,130,031
Wisdom Education International Holdings Co. Ltd. (China)	2,726,000	996,255

		10,536,533

The accompanying notes are an integral part of the financial statements.

6

International Series

Investment Portfolio - December 31, 2018

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Hotels, Restaurants & Leisure - 2.4%
Basic-Fit N.V. (Netherlands)*[1]	63,685	$1,894,100
Compass Group plc (United Kingdom)	58,695	1,235,227
Kangwon Land, Inc. (South Korea)	47,580	1,362,131
Oriental Land Co. Ltd. (Japan)	24,500	2,463,952
Sodexo S.A. (France)	12,065	1,237,333

		8,192,743

Internet & Direct Marketing Retail - 0.5%
Alibaba Group Holding Ltd. - ADR (China)*	11,885	1,629,077

Leisure Products - 2.4%
Bandai Namco Holdings, Inc. (Japan)	74,500	3,344,994
Thule Group AB (Sweden)[1]	136,600	2,500,095
Yamaha Corp. (Japan)	61,500	2,616,170

		8,461,259

Multiline Retail - 1.5%
El Puerto de Liverpool S.A.B. de C.V. (Mexico)	388,470	2,494,289
Lojas Americanas S.A. (Brazil)	117,200	595,714
Lojas Renner S.A. (Brazil)	123,880	1,355,225
Magazine Luiza S.A. (Brazil)	12,200	569,968

		5,015,196

Specialty Retail - 0.4%
Fast Retailing Co. Ltd. (Japan)	2,600	1,327,927

Textiles, Apparel & Luxury Goods - 3.0%
ANTA Sports Products Ltd. (China)	569,000	2,724,008
EssilorLuxottica S.A. (France)	7,265	920,897
Hermes International (France)	970	538,894
Kering S.A. (France)	2,735	1,281,263
lululemon athletica, Inc. (United States)*	20,500	2,493,005
LVMH Moet Hennessy Louis Vuitton SE (France)	8,550	2,503,237

		10,461,304

Total Consumer Discretionary		56,244,992

Consumer Staples - 16.6%
Beverages - 4.5%
Ambev S.A. (Brazil)	439,300	1,743,258
Arca Continental S.A.B. de C.V. (Mexico)	172,200	963,007
Coca-Cola European Partners plc (United Kingdom)	37,510	1,719,834
Davide Campari-Milano S.p.A. (Italy)	151,250	1,280,846
Diageo plc (United Kingdom)	74,205	2,651,671
Fomento Economico Mexicano S.A.B. de C.V. (Mexico)	199,900	1,718,885
Pernod Ricard S.A. (France)	11,355	1,863,591

The accompanying notes are an integral part of the financial statements.

7

International Series

Investment Portfolio - December 31, 2018

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Beverages (continued)
Treasury Wine Estates Ltd. (Australia)	339,400	$3,539,190

		15,480,282

Food & Staples Retailing - 2.8%
Alimentation Couche-Tard, Inc. - Class B (Canada)	36,870	1,834,048
Atacadao Distribuicao Comercio e Industria Ltda. (Brazil)	140,700	656,715
Koninklijke Ahold Delhaize N.V. (Netherlands)	70,765	1,787,681
Matsumotokiyoshi Holdings Co. Ltd. (Japan)	50,200	1,543,488
Metro, Inc. (Canada)	38,020	1,318,391
Wal-Mart de Mexico S.A.B. de C.V. (Mexico)	1,026,935	2,611,788

		9,752,111

Food Products - 5.6%
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	412	2,560,114
Danone S.A. (France)	21,305	1,501,634
Grupo Bimbo S.A.B. de C.V. - Series A (Mexico)	508,580	1,014,482
Kerry Group plc - Class A (Ireland)	39,035	3,835,116
Kikkoman Corp. (Japan)	46,700	2,499,130
Nestle S.A. (Switzerland)	67,240	5,457,386
Yakult Honsha Co. Ltd. (Japan)	34,800	2,436,130

		19,303,992

Household Products - 1.1%
Lion Corp. (Japan)	96,700	1,998,549
Unicharm Corp. (Japan)	61,400	1,985,797

		3,984,346

Personal Products - 2.2%
L’Oreal S.A. (France)	12,480	2,855,731
TCI Co. Ltd. (Taiwan)	130,000	2,187,546
Unilever plc - ADR (United Kingdom)	49,860	2,605,185

		7,648,462

Tobacco - 0.4%
KT&G Corp. (South Korea)*	15,395	1,401,662

Total Consumer Staples		57,570,855

Energy - 13.1%
Energy Equipment & Services - 0.5%
Core Laboratories N.V. (United States)	28,365	1,692,256

Oil, Gas & Consumable Fuels - 12.6%
China Petroleum & Chemical Corp. - Class H (China)	5,534,000	3,944,691
Eni S.p.A. (Italy)	271,930	4,295,738
Galp Energia SGPS S.A. (Portugal)	330,590	5,205,419
Repsol S.A. - Rights (Expires 1/9/2019) (Spain)*	313,390	143,627

The accompanying notes are an integral part of the financial statements.

8

International Series

Investment Portfolio - December 31, 2018

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Repsol S.A. (Spain)	313,390	$5,038,394
Royal Dutch Shell plc - Class B - ADR (Netherlands)	101,960	6,111,482
Statoil ASA (Norway)	201,150	4,266,822
Suncor Energy, Inc. (Canada)	152,810	4,267,979
TOTAL S.A. (France)	98,140	5,176,411
Vermilion Energy, Inc. (Canada)	118,040	2,486,691
Woodside Petroleum Ltd. (Australia)	121,800	2,682,936

		43,620,190

Total Energy		45,312,446

Financials - 6.0%
Banks - 4.3%
Banco Bradesco S.A. (Brazil)	202,600	2,020,381
Banco do Brasil S.A. (Brazil)	80,900	970,404
Banco Santander Brasil S.A. (Brazil)	79,200	872,564
BNP Paribas S.A. (France)	37,180	1,679,078
Credit Agricole S.A. (France)	41,725	449,063
FinecoBank Banca Fineco S.p.A. (Italy)	127,735	1,285,198
Intesa Sanpaolo S.p.A. (Italy)	587,015	1,307,062
Itau Unibanco Holding S.A. (Brazil)	211,500	1,937,238
Itausa - Investimentos Itau S.A. (Brazil)	311,200	969,953
Mediobanca Banca di Credito Finanziario S.p.A. (Italy)	157,850	1,335,640
Societe Generale S.A. (France)	23,735	752,508
UniCredit S.p.A. (Italy)	105,718	1,197,459

		14,776,548

Capital Markets - 0.7%
B3 S.A. - Brasil Bolsa Balcao (Brazil)	135,000	933,845
Japan Exchange Group, Inc. (Japan)	103,000	1,661,379

		2,595,224

Insurance - 1.0%
Admiral Group plc (United Kingdom)	52,915	1,380,747
AXA S.A. (France)	66,780	1,441,241
BB Seguridade Participacoes S.A. (Brazil)	93,800	667,727

		3,489,715

Total Financials		20,861,487

Health Care - 10.4%
Health Care Equipment & Supplies - 3.8%
Coloplast A/S - Class B (Denmark)	28,865	2,684,895
Hoya Corp. (Japan)	30,100	1,815,031
Medtronic plc (United States)	19,515	1,775,084
Smith & Nephew plc (United Kingdom)	142,500	2,667,410

The accompanying notes are an integral part of the financial statements.

9

International Series

Investment Portfolio - December 31, 2018

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Equipment & Supplies (continued)
STERIS plc (United States)	16,035	$1,713,340
Terumo Corp. (Japan)	45,100	2,543,871

		13,199,631

Life Sciences Tools & Services - 0.3%
Tecan Group AG (Switzerland)	4,470	870,023

Pharmaceuticals - 6.3%
Chugai Pharmaceutical Co. Ltd. (Japan)	44,500	2,580,966
Eisai Co. Ltd. (Japan)	20,700	1,602,591
Merck KGaA (Germany)	16,415	1,689,640
Novartis AG (Switzerland)	53,455	4,578,114
Novo Nordisk A/S - Class B (Denmark)	26,600	1,221,660
Roche Holding AG (Switzerland)	16,795	4,169,508
Sanofi (France)	36,320	3,150,760
Santen Pharmaceutical Co. Ltd. (Japan)	79,800	1,151,375
UCB S.A. (Belgium)	21,055	1,719,703

		21,864,317

Total Health Care		35,933,971

Industrials - 9.2%
Aerospace & Defense - 2.1%
Airbus S.E. (France)	19,390	1,848,641
CAE, Inc. (Canada)	66,170	1,216,090
Elbit Systems Ltd. (Israel)	9,970	1,144,439
MTU Aero Engines AG (Germany)	6,775	1,230,352
Safran S.A. (France)	11,135	1,335,478
Thales S.A. (France)	3,110	363,426

		7,138,426

Building Products - 0.1%
Cie de Saint-Gobain (France)	15,210	504,919

Commercial Services & Supplies - 0.4%
Secom Co. Ltd. (Japan)	16,300	1,352,094

Construction & Engineering - 0.4%
Vinci S.A. (France)	17,695	1,455,097

Electrical Equipment - 0.4%
Schneider Electric S.E. (France)	19,420	1,317,284

Industrial Conglomerates - 1.1%
Jardine Matheson Holdings Ltd. (Hong Kong)	18,225	1,268,984
Siemens AG (Germany)	23,680	2,642,729

		3,911,713

The accompanying notes are an integral part of the financial statements.

10

International Series

Investment Portfolio - December 31, 2018

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Machinery - 2.7%
FANUC Corp. (Japan)	10,640	$1,614,723
Hyundai Heavy Industries Co. Ltd. (South Korea)*	16,850	1,943,487
Hyundai Mipo Dockyard Co. Ltd. (South Korea)*	44,930	2,421,835
Samsung Heavy Industries Co. Ltd. (South Korea)*	149,865	997,524
WEG S.A. (Brazil)	116,200	525,872
The Weir Group plc (United Kingdom)	108,805	1,801,730

		9,305,171

Professional Services - 1.5%
Experian plc (United Kingdom)	59,160	1,434,153
Recruit Holdings Co. Ltd. (Japan)	46,500	1,123,381
RELX plc (United Kingdom)	59,570	1,228,357
Wolters Kluwer N.V. (Netherlands)	23,870	1,403,729

		5,189,620

Trading Companies & Distributors - 0.5%
Kanamoto Co. Ltd. (Japan)	60,200	1,585,667

Total Industrials		31,759,991

Information Technology - 5.6%
Electronic Equipment, Instruments & Components - 2.8%
Delta Electronics, Inc. (Taiwan)	289,000	1,216,350
Halma plc (United Kingdom)	124,780	2,173,721
Hexagon A.B. - Class B (Sweden)	58,115	2,686,514
Keyence Corp. (Japan)	6,918	3,496,675

		9,573,260

IT Services - 1.9%
Capgemini SE (France)	4,920	489,369
HCL Technologies Ltd. (India)	92,125	1,273,017
Infosys Ltd. (India)	204,875	1,935,726
Tata Consultancy Services Ltd. (India)	50,610	1,372,283
Wipro Ltd. (India)	320,100	1,514,823

		6,585,218

Software - 0.9%
Check Point Software Technologies Ltd. (Israel)*	24,485	2,513,385
Dassault Systemes S.E. (France)	4,580	544,012

		3,057,397

Total Information Technology		19,215,875

Materials - 4.3%
Chemicals - 2.0%
Air Liquide S.A. (France)	14,380	1,785,648
Givaudan S.A. (Switzerland)	585	1,356,422

The accompanying notes are an integral part of the financial statements.

11

International Series

Investment Portfolio - December 31, 2018

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Materials (continued)
Chemicals (continued)
Nissan Chemical Corp. (Japan)	49,700	$2,593,492
UPL Ltd. (India)	116,465	1,264,113

		6,999,675

Metals & Mining - 2.3%
Antofagasta plc (Chile)	358,020	3,580,744
Lundin Mining Corp. (Chile)	435,585	1,799,516
Southern Copper Corp. (Peru)	76,260	2,346,520

		7,726,780

Total Materials		14,726,455

Utilities - 2.2%
Electric Utilities - 0.4%
Manila Electric Co. (Philippines)	169,050	1,221,676

Gas Utilities - 0.4%
Petronas Gas Bhd (Malaysia)	263,200	1,222,825

Independent Power and Renewable Electricity Producers - 0.4%
Engie Brasil Energia S.A. (Brazil)	154,900	1,319,692

Multi-Utilities - 0.2%
Engie S.A. (France)	57,155	821,200

Water Utilities - 0.8%
Guangdong Investment Ltd. (China)	1,498,000	2,894,406

Total Utilities		7,479,799

TOTAL COMMON STOCKS
(Identified Cost $324,527,841)		306,080,314

FOREIGN GOVERNMENT SECURITIES - 3.2%

United Kingdom Treasury Bill[2], 0.57%, 1/28/2019
(Identified Cost $11,213,629)	8,610,000	10,968,839

MUTUAL FUNDS - 6.4%

iShares FTSE 250 UCITS ETF (United States)	311,360	6,627,660
iShares MSCI Europe Financials ETF (United States)	500,965	8,491,357
iShares MSCI Thailand ETF (United States)	84,796	7,021,957

TOTAL MUTUAL FUNDS
(Identified Cost $24,042,344)		22,140,974

The accompanying notes are an integral part of the financial statements.

12

International Series

Investment Portfolio - December 31, 2018

	SHARES	VALUE (NOTE 2)

SHORT-TERM INVESTMENT - 1.6%

Dreyfus Government Cash Management, Institutional Shares, 2.29%[3],
(Identified Cost $ 5,528,842)	5,528,842	$5,528,842

TOTAL INVESTMENTS - 99.8%
(Identified Cost $ 365,312,656)		344,718,969
OTHER ASSETS, LESS LIABILITIES - 0.2%		851,351

NET ASSETS - 100%		$345,570,320

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

*Non-income producing security.

1Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $8,155,225 or 2.4% of the Series’ net assets as of December 31, 2018 (See Note 2 to the financial statements).

2Represents the annualized yield at time of purchase.

3Rate shown is the current yield as of December 31, 2018.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries (based on country of risk): Japan 14.7%; France 11.1%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

13

International Series

Statement of Assets & Liabilities

December 31, 2018

ASSETS:

Investments, at value (identified cost $365,312,656) (Note 2)	$344,718,969
Foreign tax reclaims receivable	844,236
Dividends receivable	490,485
Receivable for fund shares sold	375,077
Prepaid and other expenses	12,266

TOTAL ASSETS	346,441,033

LIABILITIES:

Accrued management fees (Note 3)	245,527
Accrued custodian fees (Note 3)	119,110
Accrued shareholder services fees (Class S) (Note 3)	64,672
Accrued fund accounting and administration fees (Note 3)	23,987
Accrued Chief Compliance Officer service fees (Note 3)	427
Accrued foreign capital gains tax (Note 2)	21,769
Payable for fund shares repurchased	340,172
Other payables and accrued expenses	55,049

TOTAL LIABILITIES	870,713

TOTAL NET ASSETS	$345,570,320

NET ASSETS CONSIST OF:

Capital stock	$500,145
Additional paid-in-capital	385,847,717
Total distributable earnings (loss)	(40,777,542)

TOTAL NET ASSETS	$345,570,320

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($299,695,832/ 44,764,051 shares)	$6.70

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($45,874,488/ 5,250,432 shares)	$8.74

The accompanying notes are an integral part of the financial statements.

14

International Series

Statement of Operations

For the Year Ended December 31, 2018

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $1,234,993)	$11,221,194
Interest	8,532

Total Investment Income	11,229,726

EXPENSES:

Management fees (Note 3)	3,476,490
Shareholder services fees (Class S) (Note 3)	1,009,312
Fund accounting and administration fees (Note 3)	98,114
Directors’ fees (Note 3)	38,127
Chief Compliance Officer service fees (Note 3)	4,634
Custodian fees	234,267
Miscellaneous	331,206

Total Expenses	5,192,150
Less reduction of expenses (Note 3)	(242,816)

Net Expenses	4,949,334

NET INVESTMENT INCOME	6,280,392

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments (net of foreign capital gains tax of $173,554)	5,461,953
Foreign currency and translation of other assets and liabilities	(682,869)

4,779,084

Net change in unrealized appreciation (depreciation) on-
Investments (net of increase in accrued foreign capital gains tax of $1,117,356)	(97,988,323)
Foreign currency and translation of other assets and liabilities	(35,531)

(98,023,854)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(93,244,770)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(86,964,378)

The accompanying notes are an integral part of the financial statements.

15

International Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/18	FOR THE YEAR ENDED 12/31/17
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$6,280,392	$3,288,964
Net realized gain (loss) on investments and foreign currency	4,779,084	35,881,834
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(98,023,854)	76,809,993

Net increase (decrease) from operations	(86,964,378)	115,980,791

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(37,801,984)	(12,479,461)
Class I	(4,669,055)	(1,545,474)

Total distributions to shareholders	(42,471,039)	(14,024,935)[1]

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions (Note 5)	(72,040,980)	(29,348,236)

Net increase (decrease) in net assets	(201,476,397)	72,607,620

NET ASSETS:

Beginning of year	547,046,717	474,439,097

End of year[2]	$345,570,320	$547,046,717

1 For the year ended December 31, 2017, the distributions to shareholder from net investment income and net realized gain were $2,304,209 and $10,175,252 (Class S), $390,614 and $1,154,860 (Class I), respectively.

2 Includes accumulated undistributed (overdistributed) net investment income of $6,897 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

The accompanying notes are an integral part of the financial statements.

16

International Series

Financial Highlights - Class S

	FOR THE YEAR ENDED
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.39	$7.71	$7.43	$8.10	$9.91

Income (loss) from investment operations:
Net investment income[1]	0.12	0.05	0.05	0.08	0.12
Net realized and unrealized gain (loss) on investments	(1.90)	1.88	0.29	(0.39)	(0.84)

Total from investment operations	(1.78)	1.93	0.34	(0.31)	(0.72)

Less distributions to shareholders:
From net investment income	(0.11)	(0.05)	(0.06)	(0.07)	(0.12)
From net realized gain on investments	(0.80)	(0.20)	—	(0.29)	(0.97)

Total distributions to shareholders	(0.91)	(0.25)	(0.06)	(0.36)	(1.09)

Net asset value - End of year	$6.70	$9.39	$7.71	$7.43	$8.10

Net assets - End of year (000’s omitted)	$299,696	$478,178	$411,927	$377,770	$490,833

Total return[2]	(19.30% )	25.13%	4.55%	(3.72% )	(7.03% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income	1.33%	0.59%	0.65%	0.96%	1.20%
Portfolio turnover	129%	125%	47%	33%	22%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.05%	0.05%	0.05%	0.03%	0.04%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

The accompanying notes are an integral part of the financial statements.

17

International Series

Financial Highlights - Class I

	FOR THE YEAR ENDED
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.93	$9.73	$9.35	$10.10	$12.05

Income (loss) from investment operations:
Net investment income[1]	0.18	0.09	0.11	0.12	0.17
Net realized and unrealized gain (loss) on investments	(2.43)	2.38	0.35	(0.49)	(1.00)

Total from investment operations	(2.25)	2.47	0.46	(0.37)	(0.83)

Less distributions to shareholders:
From net investment income	(0.14)	(0.07)	(0.08)	(0.09)	(0.15)
From net realized gain on investments	(0.80)	(0.20)	—	(0.29)	(0.97)

Total distributions to shareholders	(0.94)	(0.27)	(0.08)	(0.38)	(1.12)

Net asset value - End of year	$8.74	$11.93	$9.73	$9.35	$10.10

Net assets - End of year (000’s omitted)	$45,874	$68,868	$62,513	$131,373	$126,321

Total return[2]	(19.17% )	25.50%	4.89%	(3.55% )	(6.72% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	1.55%	0.85%	1.16%	1.18%	1.42%
Portfolio turnover	129%	125%	47%	33%	22%

*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.05%	0.05%	0.05%	0.03%	0.04%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

The accompanying notes are an integral part of the financial statements.

18

International Series

Notes to Financial Statements

1.	Organization

International Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies located outside the United States.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series is authorized to issue two classes of shares (Class S and Class I). Each class of shares is substantially the same, except that Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2018, 10.4 billion shares have been designated in total among 34 series, of which 100 million have been designated as International Series Class I common stock, 250 million have been designated as International Series Class S common stock, 75 million have been designated as International Series Class W common stock, and 100 million have been designated as International Series Class Z common stock. Class W common stock and Class Z common stock are not currently offered for sale.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities

19

International Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2018 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2		LEVEL 3
Assets:
Equity Securities:
Communication Services	$16,974,443	$3,820,607	$13,153,836	#	$—
Consumer Discretionary	56,244,992	14,781,616	41,463,376	#	—
Consumer Staples	57,570,855	16,185,593	41,385,262	#	—
Energy	45,312,446	14,558,408	30,754,038	#	—
Financials	20,861,487	8,372,112	12,489,375	#	—
Health Care	35,933,971	3,488,424	32,445,547	#	—
Industrials	31,759,991	1,741,962	30,018,029	#	—
Information Technology	19,215,875	2,513,385	16,702,490	#	—
Materials	14,726,455	4,146,036	10,580,419	#	—
Utilities	7,479,799	1,319,692	6,160,107	#	—
Debt Securities:
Foreign government securities	10,968,839	—	10,968,839	#	—
Mutual funds	27,669,816	21,042,156	6,627,660	#	—

Total assets	$344,718,969	$91,969,991	$252,748,978		$—

#Consists of certain foreign securities for which a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading.

There were no Level 3 securities held by the Series as of December 31, 2017 or December 31, 2018.

New Accounting Pronouncements

The Securities and Exchange Commission (SEC) adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Series financial statements for the year ended December 31, 2018. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation.

20

International Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

New Accounting Pronouncements (continued)

On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements under U.S. GAAP. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. An entity is permitted to early adopt any eliminated or modified disclosures upon issuance of this ASU and delay adoption of the new disclosures until their effective date. As such, each Series has early adopted the eliminated and modified disclosures, as permitted by this ASU.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2018, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the

21

International Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

years ended December 31, 2015 through December 31, 2018. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax. The Series is subject to a tax imposed on short and long term capital gains on securities of issuers domiciled in India. The Series records an estimated deferred tax liability for securities that have been held during the reporting period, assuming those positions were disposed of at the end of the period. This amount is reported in Accrued foreign capital gains tax in the accompanying Statement of Assets and Liabilities. To the extent permitted capital losses can be used to offset capital gains.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.75% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director, who each receive an additional annual stipend for these roles.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

22

International Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

The Advisor has contractually agreed, until at least April 30, 2019, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of a Class’s Shareholder Services Fee, at no more than 0.85% of average daily net assets. Accordingly, the Advisor waived fees of $242,816 for the year ended December 31, 2018, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated March 1, 2017, as amended, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Income Series); plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

4.	Purchases and Sales of Securities

For the year ended December 31, 2018, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $570,423,088 and $688,414,792, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Class S and I shares of International Series were:

CLASS S	FOR THE YEAR ENDED 12/31/18		FOR THE YEAR ENDED 12/31/17
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,636,028	$22,462,376	6,585,533	$57,042,523
Reinvested	5,193,912	36,995,022	1,343,430	12,251,895
Repurchased	(13,970,413)	(124,351,848)	(10,433,523)	(90,569,947)

Total	(6,140,473)	$(64,894,450)	(2,504,560)	$(21,275,529)

CLASS I	FOR THE YEAR ENDED 12/31/18		FOR THE YEAR ENDED 12/31/17
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	835,446	$9,687,732	665,536	$7,239,569
Reinvested	502,334	4,639,530	133,168	1,542,082
Repurchased	(1,860,572)	(21,473,792)	(1,447,943)	(16,854,358)

Total	(522,792)	$(7,146,530)	(649,239)	$(8,072,707)

Approximately 64% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of

23

International Series

Notes to Financial Statements (continued)

6.	Line of Credit (continued)

Operations for each series. The line of credit expires in August 2019 unless extended or renewed. During the year ended December 31, 2018, the Series did not borrow under the line of credit.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2018.

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including foreign currency gains and losses, foreign taxes, losses deferred due to wash sales, investments in passive foreign investment companies (PFICs) and qualified late-year losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/18	FOR THE YEAR ENDED 12/31/17
Ordinary income	$11,093,450	$3,483,488
Long-term capital gains	$31,377,589	$10,541,447

At December 31, 2018, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$366,106,942
Unrealized appreciation	9,992,953
Unrealized depreciation	(31,380,926)

Net unrealized depreciation	$(21,387,973)

Undistributed ordinary income	$579,552
Qualified late-year losses[1]	$19,945,493

1 The Series has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2019.

24

International Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of International Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of International Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 15, 2019

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

25

International Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $11,645,310 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

The Series designates $27,224,793 as Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the fiscal year ended December 31, 2018.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 6.14%, or if different, the maximum allowable under tax law.

The Series has elected to pass through to its shareholders the foreign taxes paid for the year ended December 31, 2018. The Series had $12,063,291 in foreign source income and paid foreign taxes of $1,304,129.

26

International Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 15, 2018, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered for renewal by the Board, including all of the Directors who are not “interested persons” (“Independent Directors”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). In connection with the decision whether to renew the Agreement, a variety of material was provided to the Board in advance of the meeting for their review and consideration. The Board also held a working session on October 31, 2018 to review and discuss information provided to the Board, and for the Board to request additional information.

Representatives of the Advisor attended a portion of the working session and attended the Board meeting. The Advisor provided supplemental information requested by the Board and presented additional oral information to the Board to assist the Board in its considerations. In addition to the information furnished by the Advisor, the Board was provided with a legal memorandum discussing its fiduciary duties related to its approval of the continuation of the Agreement. Legal counsel for the Fund discussed with the Board the applicable legal considerations. In addition, the Board received in-person presentations about the Fund throughout the year.

The Independent Directors were advised by independent legal counsel with respect to these matters. The Independent Directors also met separately in an executive session with their legal counsel without any representatives of the Advisor present.

The Directors’ determinations at the meeting were made on the basis of each Director’s business judgment after consideration of all the information presented. In deciding to recommend the renewal of the Agreement with respect to each Series of the Fund, the Independent Directors did not identify any single or particular piece of information that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.

•

The Board considered the nature and quality of services provided by the Advisor under the Agreement for over 30 years including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board considered the numerous services performed by the Advisor and its affiliates beyond those stated in the Agreements. The Board also considered the Advisor’s personnel who perform services to the Fund, changes in senior or key personnel, the strength of the Advisor’s compliance infrastructure, policies and procedures relating to compliance with securities regulations, reputation, expertise and resources. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the Advisor’s investments teams, including changes to the investment teams and investment team’s compensation during the past year, and the investment process. The Board considered the performance of each Series since its inception, as well as over multiple time periods including: one year, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered (and considers on a quarterly basis) a number of other factors relevant to performance at the meeting including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives; the breadth of the Fund’s product offerings; and performance over reasonable time periods. The Board discussed with Representatives of the Advisor, short-term performance challenges in the Fund’s core strategies that have resulted in a downward trend in assets under management. After discussion, the Board concluded that notwithstanding the performance challenges of certain Series, the nature and quality of the investment management services provided by the Advisor to the Fund supported the renewal of the agreement.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor. The Advisor also presented pro-forma information related to several management fee and overall expense reductions that were set to take effect in early 2019. These changes were approved by the Board in a prior meeting and by shareholders at a Shareholder Meeting in May 2018.

•

The Board considered whether the Advisor had achieved economies of scale with respect to its services to the Fund. The Board acknowledged the expense caps incorporated in the Fund’s current fee structure, which requires the Advisor to

27

International Series

Renewal of Investment Advisory Agreement

(unaudited)

subsidize the expenses of the Series operating above their expense cap, noting that 27 Series of the Fund are currently receiving expense reimbursements from the Advisor. The Board concluded that the Fund would need to grow in assets before the Advisor would be able to achieve meaningful economies of scale.

•

The Advisor provided the Board with information comparing each Series’ contractual management fees with the Advisor’s standard advisory fees for separate accounts and collective investment trusts. The Board considered that the range of services provided to the Series is more extensive than for the Advisor’s other clients due to additional infrastructure, administrative and regulatory requirements related to operating a mutual fund.

•

The current and pro-forma advisory fees, 12b-1 Distribution and Service Fees, other expenses (e.g. a combination of Shareholder Services Fees, intermediary sub-transfer agent fees, routine operating expenses and Acquired Fund Fees and Expenses for fund-of-fund Series) and total expense ratios of each Series and share class were compared and ranked (on both a mean and median basis) against respective peer universes. Respective peer universes included funds of a similar size and with similar investment objectives and expense characteristics as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the comparisons and rankings of fees and net expense ratios for each Series of the Fund and the methodology behind the comparison. The Board considered the Advisor’s active portfolio management that results in portfolios that are more differentiated than the construction of their benchmarks. Based on their review of the information provided, the Board concluded that the current and pro-forma fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. The Board was provided with information on the Advisor’s financial condition and profitability by mutual fund agreement and by Series. Information provided by the Advisor addressed the anticipated effects of the upcoming fee reductions. The Board discussed the Advisor’s revenues generated from the Fund and its expenses associated with providing the services under the Agreement. The Advisor presented the Board with information on firm wide investment management profitability to provide a comparison of the Advisor’s profitability from its Fund activities relative to its profitability from its other investment management business. In addition, the Board reviewed the Advisor’s expense allocation methodology used to calculate profitability since many of the Advisor’s resources and expenses are shared across the Advisor’s various investment management vehicles. The Board considered the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include participation in a joint insurance program, sharing of compensation expenses for certain shared personnel, relationships with large service providers, the utilization of Series within the Advisor’s separately managed accounts and certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. The Board concluded that these additional benefits to the Advisor were reasonable.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of the Independent Directors, concluded that the compensation under the Agreement was fair and reasonable with respect to each Series in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment, and that the renewal of the Agreement would be in the best interests of each Series and its shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Agreement, but indicated that the Board based its determination on the total mix of information available to it.

28

International Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer
Name:	Paul Battaglia*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director
Term of Office & Length of Time Served:	Indefinite – Chairman and Director since November 2018[1]
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer (2018 – Present); Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004-2006) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During Past 5 Years:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During Past 5 Years:

Incyte Corp. (biotech)(2000-present); ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014); HLTH (WebMD)(information)(2000-2010); Cheyne Capital International (investment)(2000-2017); GMP Companies (investment)(2000-2011); Cytos Biotechnology Ltd (biotechnology)(2012-2014); Cerus (biomedical)(2016-present); PureEarth(non-profit)(2012-present); Caelum BioSciences (biomedical)(2018-present)

29

International Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-2018) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During Past 5 Years:

Boston Early Music Festival (non-profit)(2007-present); Amherst Early Music, Inc. (non-profit)(2009-present); Gotham Early Music Scene, Inc. (non-profit)(2009-present); Partnership for New York City, Inc. (non-profit)(1989-2010); New York Collegium (non-profit)(2004-2011); S’Cool Sounds, Inc. (non-profit)(2017-present)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	83
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994- present) - The Greening Group (business consultants); Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During Past 5 Years:

Rochester Institute of Technology (university)(1972-present); Culinary Institute of America (non-profit college)(1985-present); George Eastman Museum (museum)(1988-present); National Restaurant Association (restaurant trade organization)(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(2005-present); Town of Greenburgh, NY Planning Board (municipal government) (2015-2018)

Officers:

Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	55
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-CEO since 2018, Co-Director of Research (2002 – 2015) - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer, or Senior Trust Officer

30

International Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:

Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company; Chief Financial Officer (2017-2018) - Rainier Investment Management Mutual Funds, Inc.

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2004; Anti-Money Laundering Officer since 2002; Corporate Secretary (1997-2016) - Manning & Napier Fund, Inc.; Chief Compliance Officer and Anti-Money Laundering Officer (2017-2018) – Rainier Investment Management Mutual Funds, Inc.
Principal Occupation(s) During Past 5 Years:

Managing Director, Compliance & Regulatory Affairs since 2018; Director of Compliance (2005-2018); Compliance Manager (1995-2005) – Manning & Napier Advisors, LLC and affiliates; Corporate Secretary – Manning & Napier Investor Services, Inc. since 2006

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Assistant Vice President
Term of Office[1] & Length of Time Served:	Since 2017
Principal Occupation(s) During Past 5 Years:

Director of Funds Group since 2017; Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC; President, Director – Manning & Napier Investor Services, Inc. since 2018

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	36
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:

General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

31

International Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	57
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation - Manning & Napier Advisors, LLC since 2009
Holds one or more of the following titles for various affiliates: Director

*Interested Director, within the meaning of the 1940 Act by reason of her positions with the Fund’s investment advisor, Manning & Napier Advisors, LLC and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

32

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33

International Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNINT-12/18-AR

Manning & Napier Fund, Inc.

Diversified Tax Exempt Series

Beginning on February 25, 2021, as permitted by Securities and Exchange Commission regulations, paper copies of the Series’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.

You may elect to receive all future annual and semi-annual reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.

Diversified Tax Exempt Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

The investment environment we witnessed over the past twelve months was far more volatile than in prior years. It resulted in a sharp drawdown in global equity markets during the fourth quarter of 2018.

For the fiscal year ending on December 31, 2018, US equities experienced negative returns, with the S&P 500 Total Return Index falling 4.38%. International equity performance was somewhat worse, with the MSCI ACWI ex USA Index returning negative 14.20%.

In fixed income, domestic investment-grade bond performance was essentially flat for the year, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, rising 0.01% as income generated over the period was offset by rising interest rates (when interest rates rise, bond prices fall).

We believe recent volatility, both at the beginning and end of last year, is reflective of what investors should expect going forward. While we do not believe we are immediately heading for a recession, we see recent developments within the US and abroad as an indication that we are entering a higher risk period for financial markets.

The US economy is likely approaching a period of peak growth. It continues to show signs of progressing toward the later stages of its economic and market cycle (typical characteristics of an end-of-cycle phase are an economic recession and financial market selloff).

As economic growth decelerates to more sustainable levels, we believe that investors are facing a growing risk of disappointment. At the same time, key global risks remain, including trade tensions, geopolitical uncertainty, and tightening monetary policy.

Considering the current economic and market backdrop, we believe investors should temper their performance expectations. The returns experienced over the latter half of the post-Global Financial Crisis bull market are unlikely to continue.

Additionally, given our cautious outlook, we are reviewing current and prospective investments for excessive risk exposures, and we have adjusted our positioning across many of our portfolios. Going forward, we will continue to follow our disciplines, focusing on flexibility and selectivity in today’s incredibly dynamic investment environment.

With this in mind, in the enclosed we discuss recent fund performance, highlight our positioning, and briefly provide our outlook amid the current investment environment.

We hope that you find this information helpful, and we look forward to working with you in the years ahead. Thank you for your continued confidence in Manning & Napier.

Sincerely,

Manning & Napier Advisors, LLC

The S&P 500 Index is an unmanaged, capitalization-weighted measure comprised of 500 leading U.S. companies to gauge U.S. large cap equities. The Index returns do not reflect any fees or expenses. The Index includes dividends, but not the reinvestment of dividends. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2019 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The MSCI ACWI ex USA Index (ACWIxUS) is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

1

Diversified Tax Exempt Series

Fund Commentary

(unaudited)

Investment Objective

To provide as high a level of current income that is exempt from federal income taxes which the Advisor believes is consistent with the preservation of capital. The Series invests primarily in municipal bonds that provide income exempt from federal income tax.

Performance Commentary

The ICE Bank of America Merrill Lynch 1-12 Year Municipal Bond Index experienced a positive return of 1.64% for 2018. Over the same time period, the Diversified Tax Exempt Series returned 0.65%.

During the year ended of December 31, 2018, the Series’ underperformance was primarily attributable to yield curve positioning. Specifically, the Series held a portion of longer duration securities, including securities with maturities greater than 12 years (fixed income securities with maturities beyond 12 years are not included in the benchmark). Due to this longer duration portion of the portfolio, as rates rose across the yield curve, the Series experienced underperformance.

We continue to believe a modest duration remains in investors’ best interest. Although we may see rates move lower in the near-term, we believe that, over the long-term, underlying economic factors will likely apply gradual pressure on rates to move higher and for the yield curve to flatten.

Going forward, our economic outlook remains constructive towards revenue bonds, which continue to offer attractive valuations while exhibiting stable credit fundamentals. Within revenue bonds, we maintain a focus on higher quality/essential service bonds (e.g., water and sewer authorities).

With respect to general obligations, at the state level, we believe that most states are in a relatively stable credit position. We do, however, believe it’s unlikely that we see broad credit improvement in the sector considering where we are in the cycle, tighter bond spreads, and potential impacts of elevated pension obligations, budgetary imbalances, political gridlocks, and medical expenses.

At the local level, our outlook also remains stable as property taxes are relatively healthy. That said, we continue to monitor states where there is the potential for credit deterioration due to pension underfunding and the impact on local governments (should costs be passed on).

With spreads at pre-crisis levels, we continue to invest in high-quality bonds due to the lack of adequate compensation for taking on risk.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Please see the next page for additional performance information as of December 31, 2018.

For regulatory purposes, this is not an offering in all states.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. The income earned by the Series may be subject to the Alternative Minimum Tax (AMT), depending on your tax situation.

The Intercontinental Exchange (ICE) Bank of America Merrill Lynch 1-12 Year Municipal Bond Index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index, an unmanaged, market-weighted index comprised of investment-grade, fixed rate, coupon bearing municipal bonds. The Index includes securities with maturities greater than one year but less than twelve years. The Index returns assume reinvestment of coupons and do not reflect any fees or expenses. Index returns provided by Interactive Data

2

Diversified Tax Exempt Series

Performance Update as of December 31, 2018

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
Manning & Napier Fund, Inc. - Diversified Tax Exempt Series[2]	0.65%	1.04%	2.75%
Intercontinental Exchange (ICE) Bank of America Merrill Lynch (BofAML) 1-12 Year Municipal Bond Index [3]	1.64%	2.28%	3.23%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Diversified Tax Exempt Series for the ten years ended December 31, 2018 to the Intercontinental Exchange (ICE) BofA Merrill Lynch 1-12 Year Municipal Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2018, this net expense ratio was 0.59%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.59% for the year ended December 31, 2018.

3The Intercontinental Exchange (ICE) Bank of America Merrill Lynch (BofAML) 1-12 Year Municipal Bond Index is a subset of the ICE BofAML U.S. Municipal Securities Index. The Index includes all U.S. dollar denominated investment grade tax-exempt debt with a remaining term to final maturity greater than one year, but less than twelve years. Qualifying securities must have at least 18 months to final maturity at the time of issuance and a fixed coupon schedule. The Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

3

Diversified Tax Exempt Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/18	ENDING ACCOUNT VALUE 12/31/18	EXPENSES PAID DURING PERIOD* 7/1/18-12/31/18
Class A
Actual	$1,000.00	$1,009.71	$2.99
Hypothetical (5% return before expenses)	$1,000.00	$1,022.23	$3.01

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.59%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore; the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which are based on one-year data.

4

Diversified Tax Exempt Series

Portfolio Composition as of December 31, 2018

(unaudited)

Top Ten States[2]
New York	10.5%	Oregon	5.8%
Washington	8.5%	Georgia	4.1%
Texas	7.4%	Arizona	3.5%
Florida	6.9%	Pennsylvania	3.4%
Ohio	6.1%	Massachusetts	3.4%

2As a percentage of total investments.

5

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2018

			CREDIT
	COUPON	MATURITY	RATING[1]	PRINCIPAL	VALUE
	RATE	DATE	(UNAUDITED)	AMOUNT	(NOTE 2)

MUNICIPAL BONDS - 96.9%

ALASKA - 0.2%

Alaska Municipal Bond Bank Authority, Series 2, Revenue Bond	5.000%	9/1/2022	A1	$500,000	$543,470

ARIZONA - 3.5%

Mesa, Multiple Utility Impt., Revenue Bond	5.000%	7/1/2023	Aa2	1,050,000	1,183,791
Mesa, Multiple Utility Impt., Revenue Bond	5.000%	7/1/2024	Aa2	1,200,000	1,378,356
Mesa, Multiple Utility Impt., Revenue Bond	3.000%	7/1/2039	Aa2	1,525,000	1,403,595
Pima County Sewer System, Series A, Revenue Bond	5.000%	7/1/2019	AA2	1,000,000	1,015,880
Pima County Sewer System, Series B, Revenue Bond	5.000%	7/1/2020	AA2	1,400,000	1,465,338
Salt River Project Agricultural Impt. & Power District, Series B, Revenue Bond	5.000%	12/1/2020	Aa1	400,000	423,780
Tucson Water System Revenue, Water Utility Impt., Revenue Bond	5.000%	7/1/2021	Aa2	1,000,000	1,076,700
Tucson Water System Revenue, Water Utility Impt., Revenue Bond	5.000%	7/1/2030	Aa2	1,575,000	1,872,014
Yavapai County Industrial Development Authority, Northern Arizona Healthcare System, Revenue Bond	5.000%	10/1/2020	AA2	460,000	484,909

					10,304,363

COLORADO - 3.0%

Aurora Water, Green Bond, Revenue Bond	4.000%	8/1/2046	AA2	2,000,000	2,052,600
Boulder County, Series A, Revenue Bond	5.000%	7/15/2026	AA2	1,000,000	1,190,340
Boulder Water & Sewer, Revenue Bond	5.000%	12/1/2019	Aa1	1,500,000	1,543,710
Colorado Springs Utilities System, Series C-1, Revenue Bond	5.000%	11/15/2019	Aa2	2,435,000	2,502,303
Denver Wastewater Management Division Department of Public Works, Revenue Bond	4.000%	11/1/2020	Aa1	1,500,000	1,559,040

					8,847,993

DELAWARE - 0.7%

Delaware River & Bay Authority, Series C, Revenue Bond	5.000%	1/1/2019	A1	2,000,000	2,000,000

DISTRICT OF COLUMBIA - 2.7%

District of Columbia Water & Sewer Authority, Series A, Revenue Bond	5.000%	10/1/2029	Aa2	1,380,000	1,596,370
District of Columbia Water & Sewer Authority, Series B, Revenue Bond	5.000%	10/1/2036	Aa2	900,000	1,014,399

The accompanying notes are an integral part of the financial statements.

6

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2018

			CREDIT
	COUPON	MATURITY	RATING[1]	PRINCIPAL	VALUE
	RATE	DATE	(UNAUDITED)	AMOUNT	(NOTE 2)

MUNICIPAL BONDS (continued)

DISTRICT OF COLUMBIA (continued)

District of Columbia Water & Sewer Authority, Series C, Revenue Bond	5.000%	10/1/2022	Aa2	$1,000,000	$1,107,680
District of Columbia, Public Impt., Series C, Revenue Bond	5.000%	12/1/2021	Aa1	2,120,000	2,308,383
District of Columbia, Public Impt., Series D, G.O. Bond	5.000%	6/1/2026	Aaa	750,000	894,570
District of Columbia, Public Impt., Series D, G.O. Bond	5.000%	6/1/2035	Aaa	1,000,000	1,156,530

					8,077,932

FLORIDA - 6.8%

Daytona Beach Utility System, Water Utility Impt., Revenue Bond, AGM	5.000%	11/1/2019	A1	1,010,000	1,035,563
Florida State, G.O. Bond	3.500%	7/1/2046	Aaa	2,000,000	1,911,360
Florida’s Turnpike Enterprise, Series C, Revenue Bond	5.000%	7/1/2019	Aa2	920,000	934,610
Fort Lauderdale, Water & Sewer, Revenue Bond	5.000%	9/1/2020	Aa1	1,545,000	1,624,475
Fort Lauderdale, Water & Sewer, Revenue Bond	2.000%	9/1/2026	Aa1	960,000	911,194
Fort Lauderdale, Water & Sewer, Revenue Bond	2.000%	3/1/2027	Aa1	995,000	934,275
Fort Myers Utility System, Utility Impt., Revenue Bond	5.000%	10/1/2019	Aa3	785,000	803,471
JEA Electric System, Series B, Revenue Bond	5.000%	10/1/2019	A3	2,000,000	2,044,060
JEA Electric System, Swap Termination, Series B, Revenue Bond	5.000%	10/1/2019	A3	1,500,000	1,533,045
JEA Water & Sewer System, Series A, Revenue Bond	5.000%	10/1/2027	A2	1,000,000	1,177,190
Miami-Dade County, Water & Sewer System, Revenue Bond	5.000%	10/1/2023	Aa3	2,000,000	2,260,540
Miami-Dade County, Water & Sewer System, Series B, Revenue Bond, AGM	5.250%	10/1/2019	Aa3	500,000	512,420
Okaloosa County, Water & Sewer, Revenue Bond	5.000%	7/1/2023	Aa3	2,065,000	2,322,444
Orlando-Orange County Expressway Authority, Revenue Bond	5.000%	7/1/2019	A1	500,000	507,765
Orlando-Orange County Expressway Authority, Swap Termination, Series B, Revenue Bond	5.000%	7/1/2020	A1	1,165,000	1,218,846
Port St. Lucie Utility System, Water Utility Impt., Revenue Bond, NATL	5.250%	9/1/2023	A1	500,000	563,410

					20,294,668

GEORGIA - 4.0%

Atlanta, Water & Wastewater, Series B, Revenue Bond	5.000%	11/1/2019	Aa2	1,160,000	1,190,821

The accompanying notes are an integral part of the financial statements.

7

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2018

			CREDIT
	COUPON	MATURITY	RATING[1]	PRINCIPAL	VALUE
	RATE	DATE	(UNAUDITED)	AMOUNT	(NOTE 2)

MUNICIPAL BONDS (continued)

GEORGIA (continued)

DeKalb County, Water & Sewerage, Revenue Bond	5.000%	10/1/2019	Aa3	$500,000	$511,840
Fulton County Water & Sewerage, Revenue Bond	5.000%	1/1/2019	Aa2	1,200,000	1,200,000
Georgia State, Series E, G.O. Bond	5.000%	12/1/2025	Aaa	4,000,000	4,748,200
Municipal Electric Authority of Georgia, Series A, Revenue Bond	5.250%	1/1/2019	A2	2,250,000	2,250,000
Municipal Electric Authority of Georgia, Series A, Revenue Bond	5.250%	1/1/2019	A2	500,000	500,000
Municipal Electric Authority of Georgia, Series A, Revenue Bond	5.000%	11/1/2019	A1	485,000	496,669
Municipal Electric Authority of Georgia, Series A, Revenue Bond	5.000%	11/1/2020	A1	1,000,000	1,050,970

					11,948,500

HAWAII - 1.0%

Honolulu County Wastewater System, Sewer Impt., Series A, Revenue Bond	5.000%	7/1/2020	Aa3	1,000,000	1,016,030
Honolulu County Wastewater System, Sewer Impt., Series A, Revenue Bond	5.000%	7/1/2023	Aa3	1,750,000	1,972,180

					2,988,210

ILLINOIS - 2.0%

Aurora, Waterworks & Sewerage, Series B, Revenue Bond	3.000%	12/1/2022	AA2	500,000	513,390
Aurora, Waterworks & Sewerage, Series B, Revenue Bond	3.000%	12/1/2023	AA2	625,000	644,906
Central Lake County Joint Action Water Agency, Prerefunded Balance, Revenue Bond	4.000%	5/1/2019	WR3	10,000	10,073
Central Lake County Joint Action Water Agency, Unrefunded Balance, Revenue Bond	4.000%	5/1/2019	Aa2	750,000	755,175
Illinois Municipal Electric Agency, Series A, Revenue Bond	5.000%	2/1/2025	A1	2,000,000	2,282,700
Illinois State Toll Highway Authority, Series A, Revenue Bond	5.000%	12/1/2019	Aa3	1,000,000	1,027,950
Sangamon & Morgan Counties Community Unit School District No. 16 New Berlin, School Impt., G.O. Bond, NATL	5.500%	2/1/2019	Baa2	725,000	726,965

					5,961,159

INDIANA - 1.4%
Fort Wayne Waterworks, Water Utility Impt., Revenue Bond	2.000%	12/1/2020	Aa3	745,000	747,220

The accompanying notes are an integral part of the financial statements.

8

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2018

			CREDIT
	COUPON	MATURITY	RATING[1]	PRINCIPAL	VALUE
	RATE	DATE	(UNAUDITED)	AMOUNT	(NOTE 2)

MUNICIPAL BONDS (continued)

INDIANA (continued)

Indiana Municipal Power Agency, Series A, Revenue Bond	5.000%	1/1/2019	A1	$2,540,000	$2,540,000
Indiana Municipal Power Agency, Series A, Revenue Bond	4.000%	1/1/2020	A1	750,000	766,193

					4,053,413

IOWA - 0.8%

Cedar Falls, Electric Utility, Revenue Bond	5.000%	12/1/2023	Aa2	2,000,000	2,272,280

KANSAS - 2.7%

Kansas Development Finance Authority, Prerefunded Balance, Revenue Bond	5.000%	11/15/2020	WR3	20,000	20,512
Kansas Development Finance Authority, Unrefunded Balance, Revenue Bond	5.000%	11/15/2020	Aa2	480,000	493,056
Kansas Turnpike Authority, Series A, Revenue Bond	5.000%	9/1/2019	AA2	2,965,000	3,026,998
Topeka Combined Utility, Series A, Revenue Bond	4.000%	8/1/2019	Aa3	845,000	855,681
Wichita, Water & Sewer Utility, Series B, Revenue Bond	5.000%	10/1/2019	AA2	2,000,000	2,046,920
Wyandotte County-Kansas City Unified Government Utility System, Water Utility Impt., Series A, Revenue Bond	5.000%	9/1/2020	A2	1,495,000	1,569,630

					8,012,797

KENTUCKY - 0.6%

Kentucky Turnpike Authority, Series A, Revenue Bond	5.000%	7/1/2019	Aa3	500,000	507,640
Louisville & Jefferson County, Sewer Impt., Series A, Revenue Bond	5.000%	5/15/2024	Aa3	1,070,000	1,224,348

					1,731,988

LOUISIANA - 1.1%

Lafayette Utilities, Water & Sewer Impt., Revenue Bond	5.000%	11/1/2019	A1	990,000	1,014,978
New Orleans, Sewer Impt., Revenue Bond	5.000%	6/1/2021	A2	600,000	639,378
New Orleans, Water Utility Impt., Revenue Bond	5.000%	12/1/2020	A2	1,700,000	1,790,542

					3,444,898

MAINE - 0.7%

Maine Municipal Bond Bank, Various Purposes Impt., Series E, Revenue Bond	4.000%	11/1/2021	Aa2	570,000	603,277

The accompanying notes are an integral part of the financial statements.

9

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2018

			CREDIT
	COUPON	MATURITY	RATING[1]	PRINCIPAL	VALUE
	RATE	DATE	(UNAUDITED)	AMOUNT	(NOTE 2)

MUNICIPAL BONDS (continued)

MAINE (continued)

Maine, Public Impt., Series B, G.O. Bond	5.000%	6/1/2021	Aa2	$1,355,000	$1,454,836

					2,058,113

MARYLAND - 1.8%

Baltimore, Wastewater Projects, Series C, Revenue Bond	5.000%	7/1/2026	Aa2	815,000	966,924
Maryland Health & Higher Educational Facilities Authority, Revenue Bond	5.000%	7/1/2019	A2	500,000	507,590
Maryland, Series 2-C, G.O. Bond	5.000%	8/1/2021	AAA	1,000,000	1,079,970
Montgomery County, Public Impt., Series A, G.O. Bond	5.000%	11/1/2032	Aaa	2,365,000	2,856,660

					5,411,144

MASSACHUSETTS - 3.4%

Boston, Public Impt., Series A, G.O. Bond	5.000%	5/1/2037	AAA	5,000,000	5,897,300
Commonwealth of Massachusetts, Series C, G.O. Bond	3.625%	10/1/2040	Aa1	3,000,000	2,918,310
Massachusetts Water Resources Authority, Series B, Revenue Bond, AGM	5.250%	8/1/2032	Aa1	970,000	1,243,210

					10,058,820

MICHIGAN - 1.1%

Ann Arbor Sewage Disposal System, Revenue Bond	3.000%	7/1/2020	AA2	1,000,000	1,017,910
Ann Arbor Sewage Disposal System, Revenue Bond	2.000%	7/1/2027	AA2	820,000	766,979
Walled Lake Consolidated School District, G.O. Bond	5.000%	5/1/2019	Aa1	1,000,000	1,010,440
West Ottawa Public Schools, Series I, G.O. Bond	5.000%	5/1/2019	Aa2	400,000	404,256

					3,199,585

MINNESOTA - 0.8%

Minnesota State, Series D, G.O. Bond	5.000%	8/1/2024	Aa1	2,000,000	2,314,020

MISSOURI - 1.9%

Kansas City, Sanitary Sewer System, Sewer Impt., Series A, Revenue Bond	4.000%	1/1/2025	Aa2	750,000	829,425
Kansas City, Sanitary Sewer System, Sewer Impt., Series A, Revenue Bond	5.000%	1/1/2027	Aa2	1,590,000	1,831,998
Metropolitan St Louis Sewer District, Sewer Impt., Series C, Revenue Bond	4.000%	5/1/2041	Aa1	2,000,000	2,068,000

The accompanying notes are an integral part of the financial statements.

10

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2018

			CREDIT
	COUPON	MATURITY	RATING[1]	PRINCIPAL	VALUE
	RATE	DATE	(UNAUDITED)	AMOUNT	(NOTE 2)

MUNICIPAL BONDS (continued)

MISSOURI (continued)

Missouri Housing Development Commission, Series A, Revenue Bond	1.600%	11/1/2019	AA2	$225,000	$224,611
Missouri State Health & Educational Facilities Authority, Revenue Bond	5.000%	1/1/2020	Aa2	725,000	748,055

					5,702,089

NEBRASKA - 2.7%

Lincoln Electric System, Revenue Bond	5.000%	9/1/2021	AA2	2,000,000	2,161,720
Nebraska Public Power District, Revenue Bond	5.000%	1/1/2019	A1	1,000,000	1,000,000
Nebraska Public Power District, Series A, Revenue Bond	5.000%	1/1/2019	A1	500,000	500,000
Nebraska Public Power District, Series B, Revenue Bond	5.000%	1/1/2020	A1	1,000,000	1,031,100
Omaha Public Power District, Series A, Revenue Bond	5.000%	2/1/2030	Aa2	1,000,000	1,161,230
Omaha Public Power District, Series A, Revenue Bond	5.000%	2/1/2031	Aa2	900,000	1,069,227
Omaha Public Power District, Series C, Revenue Bond	5.000%	2/1/2019	Aa2	1,265,000	1,268,200

					8,191,477

NEW HAMPSHIRE - 0.9%

New Hampshire State Turnpike System, Series B, Revenue Bond	5.000%	2/1/2020	A1	2,575,000	2,661,391

NEW JERSEY - 0.8%

New Jersey State Turnpike Authority, Prerefunded Balance, Series H, Revenue Bond	5.000%	1/1/2020	WR3	355,000	355,000
New Jersey State Turnpike Authority, Series B, Revenue Bond	5.000%	1/1/2019	A2	1,625,000	1,625,000
New Jersey State Turnpike Authority, Unrefunded Balance, Series H, Revenue Bond	5.000%	1/1/2020	A2	560,000	561,400

					2,541,400

NEW MEXICO - 1.2%

Albuquerque Bernalillo County Water Utility Authority, Water Utility Impt., Revenue Bond	5.000%	7/1/2022	Aa2	1,250,000	1,379,525
Albuquerque Bernalillo County Water Utility Authority, Water Utility Impt., Revenue Bond	5.000%	7/1/2023	Aa2	2,000,000	2,258,520

					3,638,045

The accompanying notes are an integral part of the financial statements.

11

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2018

			CREDIT
	COUPON	MATURITY	RATING[1]	PRINCIPAL	VALUE
	RATE	DATE	(UNAUDITED)	AMOUNT	(NOTE 2)

MUNICIPAL BONDS (continued)

NEW YORK - 10.3%

Metropolitan Transportation Authority, Series D-1, Revenue Bond	5.000%	11/15/2024	A1	$1,385,000	$1,576,047
Metropolitan Transportation Authority, Series F, Revenue Bond	5.000%	11/15/2019	A1	1,315,000	1,350,071
Nassau County, Public Impt., Series A, G.O. Bond	5.000%	4/1/2019	A2	1,000,000	1,007,660
New York City Transitional Finance Authority, Future Tax Secured, Public Impt., Subseries C-2, Revenue Bond	5.000%	5/1/2037	Aa1	2,740,000	3,168,399
New York City Transitional Finance Authority, Future Tax Secured, Public Impt., Subseries F-3, Revenue Bond	3.000%	2/1/2037	Aa1	3,000,000	2,733,270
New York City Water & Sewer System, Series EE, Revenue Bond	5.000%	6/15/2040	Aa1	3,500,000	3,989,790
New York City, Public Impt., Series F-1, G.O. Bond	5.000%	6/1/2024	Aa2	2,880,000	3,308,227
New York City, Series 1, G.O. Bond	5.000%	8/1/2020	Aa2	1,000,000	1,049,860
New York City, Series 1, G.O. Bond	5.000%	8/1/2023	Aa2	2,000,000	2,260,260
New York City, Series A, G.O. Bond	5.000%	8/1/2023	Aa2	2,000,000	2,260,260
New York State Dormitory Authority, School Impt., Series E, Revenue Bond, AGM	5.000%	10/1/2025	A2	860,000	968,308
New York State Dormitory Authority, Series 1, Revenue Bond	4.000%	7/1/2020	Aa3	420,000	434,070
New York State Thruway Authority, Highway Impt., Series I, Revenue Bond	4.000%	1/1/2019	A2	1,000,000	1,000,000
New York State Urban Development Corp., Highway Impt., Series C, Revenue Bond	5.000%	3/15/2024	Aa1	765,000	854,367
Triborough Bridge & Tunnel Authority, Series B, Revenue Bond	4.000%	11/15/2019	Aa3	725,000	739,145
Triborough Bridge & Tunnel Authority, Series B, Revenue Bond	5.000%	11/15/2020	Aa3	920,000	974,308
Triborough Bridge & Tunnel Authority, Subseries A, Revenue Bond	5.000%	11/15/2023	A1	2,805,000	3,158,879

					30,832,921

NORTH CAROLINA - 2.7%

Charlotte, Water & Sewer System, Revenue Bond	5.000%	12/1/2020	Aaa	1,400,000	1,484,308
Charlotte, Water & Sewer System, Revenue Bond	4.000%	7/1/2047	Aaa	2,000,000	2,068,740
North Carolina Medical Care Commission, Moses Cone Health System, Revenue Bond	5.000%	10/1/2020	AA2	580,000	611,407
North Carolina Municipal Power Agency No. 1, Series A, Revenue Bond	5.000%	1/1/2020	A2	400,000	412,280
North Carolina Municipal Power Agency No. 1, Series A, Revenue Bond	5.000%	1/1/2024	A2	3,000,000	3,402,840

					7,979,575

The accompanying notes are an integral part of the financial statements.

12

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2018

			CREDIT
	COUPON	MATURITY	RATING[1]	PRINCIPAL	VALUE
	RATE	DATE	(UNAUDITED)	AMOUNT	(NOTE 2)

MUNICIPAL BONDS (continued)

OHIO - 6.0%

American Municipal Power, Inc., Fremont Energy Center Project, Prerefunded Balance, Series B, Revenue Bond	5.000%	2/15/2023	A1	$1,895,000	$2,068,317
Cincinnati Water System, Series B, Revenue Bond	5.000%	12/1/2026	Aaa	500,000	600,735
Cincinnati Water System, Series C, Revenue Bond	5.000%	12/1/2025	Aaa	1,000,000	1,184,930
Columbus, Sewer Impt., Revenue Bond	5.000%	6/1/2026	Aa1	520,000	601,843
Ohio State Turnpike Commission, Series A, Revenue Bond	5.250%	2/15/2027	Aa2	600,000	731,844
Ohio State Turnpike Commission, Series A, Revenue Bond, NATL	5.500%	2/15/2019	Aa2	3,735,000	3,751,583
Ohio State, Public Impt., Series B, G.O. Bond	3.000%	9/1/2021	Aa1	2,000,000	2,057,840
Ohio State, School Impt., Prerefunded Balance, Series B, G.O. Bond	5.000%	6/15/2024	Aa1	4,200,000	4,628,316
Toledo Water System, Water Utility Impt., Revenue Bond	5.000%	11/15/2019	Aa3	1,010,000	1,037,644
Toledo Water System, Water Utility Impt., Series A, Revenue Bond	5.000%	11/15/2022	Aa3	610,000	660,545
Toledo, Capital Impt., G.O. Bond	5.000%	12/1/2020	A2	610,000	643,074

					17,966,671

OKLAHOMA - 1.7%

Oklahoma Turnpike Authority, Series A, Revenue Bond	5.000%	1/1/2020	Aa3	2,750,000	2,837,450
Oklahoma Turnpike Authority, Series A, Revenue Bond	5.000%	1/1/2022	Aa3	2,000,000	2,116,740

					4,954,190

OREGON - 5.7%

Bend, Water Utility Impt., Revenue Bond	5.000%	12/1/2030	Aa2	1,435,000	1,669,967
Clackamas County Service District No. 1, Sewer Impt., Revenue Bond	2.000%	12/1/2029	AAA[2]	1,000,000	927,880
Medford Hospital Facilities Authority, Asante Health System, Revenue Bond, AGM	5.000%	8/15/2019	AA2	440,000	448,668
Oregon State Housing & Community Services Department, Series A, Revenue Bond	1.950%	7/1/2020	Aa2	225,000	225,065
Oregon, Correctional Facility Impt., Series A, G.O. Bond	5.000%	5/1/2043	Aa1	2,500,000	2,884,300
Portland Building Project, Series B, G.O. Bond	5.000%	6/15/2038	Aaa	4,000,000	4,686,320
Portland Sewer System, Series A, Revenue Bond	5.000%	8/1/2019	Aa2	1,285,000	1,308,734
Portland Sewer System, Series A, Revenue Bond	5.000%	6/15/2026	Aa1	2,480,000	2,947,232
Portland Sewer System, Series B, Revenue Bond	2.125%	6/15/2030	Aa2	1,000,000	911,490

The accompanying notes are an integral part of the financial statements.

13

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2018

			CREDIT
	COUPON	MATURITY	RATING[1]	PRINCIPAL	VALUE
	RATE	DATE	(UNAUDITED)	AMOUNT	(NOTE 2)

MUNICIPAL BONDS (continued)

OREGON (continued)

Washington County Clean Water Services, Sewer Impt., Series B, Revenue Bond	5.000%	10/1/2021	Aa1	$1,015,000	$1,098,727

					17,108,383

PENNSYLVANIA - 3.4%

Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Revenue Bond	5.000%	8/15/2019	A1	640,000	652,134
Allegheny County Sanitary Authority, Revenue Bond, AGM	5.000%	12/1/2019	A1	1,500,000	1,541,775
North Wales Water Authority, Series A, Revenue Bond	5.000%	11/1/2020	AA2	1,000,000	1,057,070
Pennsylvania Turnpike Commission, Highway Impt., Series A-1, Revenue Bond	5.000%	12/1/2023	A1	1,200,000	1,354,380
Pennsylvania Turnpike Commission, Series A, Revenue Bond, AGM	5.250%	7/15/2019	A1	1,050,000	1,069,582
Pennsylvania Turnpike Commission, Series B, Revenue Bond	5.000%	12/1/2020	A1	1,000,000	1,027,760
Philadelphia, Water & Wastewater, Swap Termination, Series A, Revenue Bond, AGM	5.000%	6/15/2019	A1	1,000,000	1,014,490
Pittsburgh Water & Sewer Authority, Prerefunded Balance, Series B, Revenue Bond, AGM	5.000%	9/1/2019	A2	1,000,000	1,021,110
University Area Joint Authority, Revenue Bond, AGM .	2.250%	11/1/2027	AA2	1,500,000	1,409,655

					10,147,956

SOUTH CAROLINA - 0.4%

Charleston, Waterworks & Sewer System,
Prerefunded Balance, Revenue Bond	5.000%	1/1/2022	Aaa	530,000	563,077
Greenwood Metropolitan District, Sewer Impt.,
Revenue Bond	5.000%	10/1/2026	Aa3	500,000	590,970
South Carolina State Public Service Authority, Prerefunded Balance, Series B, Revenue Bond, NATL	5.000%	1/1/2019	A2	85,000	85,000

					1,239,047

TENNESSEE - 2.0%

Knoxville Electric System Revenue, Electric Light & Power Impt., Series II, Revenue Bond	3.000%	7/1/2028	Aa2	1,090,000	1,107,407
Knoxville Electric System Revenue, Series FF, Revenue Bond	5.000%	7/1/2023	Aa2	800,000	881,184
Knoxville Electric System Revenue, Series FF, Revenue Bond	5.000%	7/1/2025	Aa2	705,000	774,041

The accompanying notes are an integral part of the financial statements.

14

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2018

			CREDIT
	COUPON	MATURITY	RATING[1]	PRINCIPAL	VALUE
	RATE	DATE	(UNAUDITED)	AMOUNT	(NOTE 2)

MUNICIPAL BONDS (continued)

TENNESSEE (continued)

Knoxville Wastewater System, Series A, Revenue Bond	4.000%	4/1/2020	Aa2	$685,000	$703,618
Knoxville Wastewater System, Sewer Impt., Series B, Revenue Bond	4.000%	4/1/2024	Aa2	400,000	424,224
Madison Suburban Utility District, Revenue Bond, AGM	5.000%	2/1/2019	A1	655,000	656,611
Metropolitan Government of Nashville & Davidson County, Series A, Revenue Bond, AGM	5.250%	1/1/2019	Aa2	1,505,000	1,505,000

					6,052,085

TEXAS - 7.3%

Austin Electric Utility, Revenue Bond	5.000%	11/15/2020	Aa3	1,600,000	1,692,320
Austin Electric Utility, Series A, Revenue Bond	5.000%	11/15/2022	Aa3	500,000	556,125
Austin Water & Wastewater System, Revenue Bond	5.000%	11/15/2026	Aa2	1,500,000	1,786,320
Fort Worth Water & Sewer System, Revenue Bond	5.000%	2/15/2020	Aa1	550,000	569,608
Fort Worth Water & Sewer System, Water Utility Impt., Revenue Bond	4.000%	2/15/2043	Aa1	2,000,000	2,041,680
Harris County Cultural Education Facilities Finance Corp., Revenue Bond	4.000%	12/1/2019	A1	500,000	509,205
Harris County, Senior Lien, Toll Road Impt., Series B, Revenue Bond	5.000%	8/15/2023	Aa2	600,000	677,574
Houston Combined Utility System, Multi Utility Impt., Series D, Revenue Bond	5.000%	11/15/2025	Aa2	1,265,000	1,458,912
Houston Combined Utility System, Series S, Revenue Bond, (MUNIPSA + 0.900%)[4]	2.530%	5/15/2034	AA2	1,000,000	1,004,080
Metropolitan Transit Authority of Harris County, Transit Impt., Prerefunded Balance, Revenue Bond	5.000%	11/1/2019	Aa2	845,000	867,663
North Texas Municipal Water District, Sewer Impt., Revenue Bond	3.500%	6/1/2035	Aa2	1,000,000	1,003,980
North Texas Municipal Water District, Water Utility Impt., Revenue Bond	5.000%	9/1/2023	Aa2	2,535,000	2,869,366
North Texas Tollway Authority, Series A, Revenue Bond	5.000%	1/1/2026	A1	500,000	561,595
San Antonio Water System, Junior Lien, Series A, Revenue Bond	5.000%	5/15/2026	Aa2	500,000	590,245
San Antonio Water System, Junior Lien, Series A, Revenue Bond	5.000%	5/15/2032	Aa2	2,170,000	2,482,610
Trinity River Authority Central Regional Wastewater System Revenue, Revenue Bond	5.000%	8/1/2024	AAA[2]	2,200,000	2,490,400
Trinity River Authority LLC, Tarrant County Water Project, Revenue Bond	5.000%	2/1/2019	AA2	500,000	501,260

					21,662,943

The accompanying notes are an integral part of the financial statements.

15

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2018

			CREDIT
	COUPON	MATURITY	RATING[1]	PRINCIPAL	VALUE
	RATE	DATE	(UNAUDITED)	AMOUNT	(NOTE 2)

MUNICIPAL BONDS (continued)

UTAH - 0.6%

Central Utah Water Conservancy District, Series B, Revenue Bond	5.000%	10/1/2025	AA2	$500,000	$587,975
Provo Energy System Revenue, Series A, Revenue Bond, BAM	5.000%	2/1/2026	AA2	975,000	1,121,718

					1,709,693

VIRGINIA - 1.2%

Norfolk Water & Sewer System, Revenue Bond	5.000%	11/1/2029	AA2	2,000,000	2,400,820
Virginia Resources Authority, Sewer Impt., Series B, Revenue Bond	5.000%	10/1/2019	Aaa	1,290,000	1,321,128

					3,721,948

WASHINGTON - 8.4%

Everett Water & Sewer, Revenue Bond	5.000%	12/1/2020	AA2	1,330,000	1,409,840
Everett, Prerefunded Balance, G.O. Bond, (MUNIPSA + 0.400%)[4]	2.030%	12/1/2034	AA2	840,000	840,034
King County School District No. 414 Lake Washington, School Impt., Series E, G.O. Bond	5.000%	12/1/2031	Aaa	2,000,000	2,345,660
King County Sewer Revenue, Series B, Revenue Bond	5.000%	1/1/2020	Aa1	750,000	774,000
King County, Series E, G.O. Bond	5.000%	6/1/2022	Aaa	2,000,000	2,205,900
Seattle Municipal Light & Power, Series A, Revenue Bond	5.000%	6/1/2019	Aa2	1,675,000	1,697,311
Seattle Water System Revenue, Revenue Bond	5.000%	5/1/2026	Aa1	4,000,000	4,660,680
Seattle, Drainage & Wastewater, Sewer Impt., Revenue Bond	5.000%	9/1/2021	Aa1	2,000,000	2,163,340
Seattle, Drainage & Wastewater, Sewer Impt., Revenue Bond	4.000%	4/1/2034	Aa1	2,435,000	2,582,634
Tacoma, Sewer Impt., Revenue Bond	4.000%	12/1/2019	Aa2	1,095,000	1,117,163
Washington State, Series 2011-A, G.O. Bond	5.000%	1/1/2020	Aa1	2,000,000	2,063,600
Washington State, Series B, G.O. Bond	5.000%	2/1/2027	Aa1	2,675,000	3,087,351

					24,947,513

WISCONSIN - 1.4%

Milwaukee Sewerage System, Sewer Impt., Series S1, Revenue Bond	5.000%	6/1/2021	Aa3	470,000	504,630
Milwaukee Sewerage System, Sewer Impt., Series S7, Revenue Bond	3.000%	6/1/2031	AA2	1,000,000	969,630
Wisconsin Health & Educational Facilities Authority, ProHealth Care, Inc., Revenue Bond	3.000%	8/15/2019	A1	510,000	513,417

The accompanying notes are an integral part of the financial statements.

16

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2018

			CREDIT	PRINCIPAL
	COUPON	MATURITY	RATING[1]	AMOUNT/	VALUE
	RATE	DATE	(UNAUDITED)	SHARES	(NOTE 2)

MUNICIPAL BONDS (continued)

WISCONSIN (continued)

WPPI Energy, Series A, Revenue Bond	5.000%	7/1/2020	A1	$2,000,000	$2,089,720

					4,077,397

TOTAL MUNICIPAL BONDS
(Identified Cost $289,428,462)					288,658,077

SHORT-TERM INVESTMENT - 1.9%

Dreyfus Government Cash Management, Institutional Shares
(Identified Cost $5,694,587)	2.29%[5]			5,694,587	5,694,587

TOTAL INVESTMENTS - 98.8%
(Identified Cost $295,123,049)					294,352,664
OTHER ASSETS, LESS LIABILITIES - 1.2%					3,460,932

NET ASSETS - 100%					$297,813,596

KEY:

G.O. Bond - General Obligation Bond

Impt. - Improvement

No. - Number

Scheduled principal and interest payments are guaranteed by:

AGM (Assurance Guaranty Municipal Corp.)

BAM (Build America Mutual Assurance Co.)

NATL (National Public Finance Guarantee Corp.)

The insurance does not guarantee the market value of the municipal bonds.

1Credit ratings from Moody’s (unaudited).

2Credit ratings from S&P (unaudited).

3Credit rating has been withdrawn. As of December 31, 2018, there is no rating available (unaudited).

4Floating rate security. Rate shown is the rate in effect as of December 31, 2018.

5Rate shown is the current yield as of December 31, 2018.

The accompanying notes are an integral part of the financial statements.

17

Diversified Tax Exempt Series

Statement of Assets and Liabilities

December 31, 2018

ASSETS:

Investments, at value (identified cost $295,123,049) (Note 2)	$294,352,664
Interest receivable	3,615,413
Receivable for fund shares sold	109,534
Dividends receivable	11,246
Receivable for securities sold	10,014
Prepaid expenses	6,339

TOTAL ASSETS	298,105,210

LIABILITIES:

Accrued management fees (Note 3)	124,085
Accrued fund accounting and administration fees (Note 3)	29,355
Accrued Chief Compliance Officer service fees (Note 3)	426
Payable for fund shares repurchased	119,394
Other payables and accrued expenses	18,354

TOTAL LIABILITIES	291,614

TOTAL NET ASSETS	$297,813,596

NET ASSETS CONSIST OF:

Capital stock	$273,251
Additional paid-in-capital	299,051,504
Total distributable earnings (loss)	(1,511,159)

TOTAL NET ASSETS	$297,813,596

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($297,813,596/27,325,146 shares)	$10.90

The accompanying notes are an integral part of the financial statements.

18

Diversified Tax Exempt Series

Statement of Operations

For the Year Ended December 31, 2018

INVESTMENT INCOME:

Interest	$5,470,812
Dividends	66,051

Total Investment Income	5,536,863

EXPENSES:

Management fees (Note 3)	1,378,941
Fund accounting and administration fees (Note 3)	91,346
Directors’ fees (Note 3)	22,126
Chief Compliance Officer service fees (Note 3)	4,634
Custodian fees	11,093
Miscellaneous	111,883

Total Expenses	1,620,023

NET INVESTMENT INCOME	3,916,840

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	(297,506)
Net change in unrealized appreciation (depreciation) on investments	(1,870,441)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(2,167,947)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,748,893

The accompanying notes are an integral part of the financial statements.

19

Diversified Tax Exempt Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/18	FOR THE YEAR ENDED 12/31/17
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$3,916,840	$3,604,334
Net realized gain (loss) on investments	(297,506)	3,887
Net change in unrealized appreciation (depreciation) on investments	(1,870,441)	3,658,653

Net increase from operations	1,748,893	7,266,874

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class A	(3,880,794)	(3,610,853)[1]

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	21,616,363	(41,712,775)

Net increase (decrease) in net assets	19,484,462	(38,056,754)

NET ASSETS:

Beginning of year	278,329,134	316,385,888

End of year[2]	$297,813,596	$278,329,134

1 For the year ended December 31, 2017, the distributions to shareholders from net investment income was $3,610,853.

2 Includes accumulated undistributed (overdistributed) net investment income of $247,895 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

The accompanying notes are an integral part of the financial statements.

20

Diversified Tax Exempt Series

Financial Highlights

	FOR THE YEAR ENDED
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.98	$10.86	$11.07	$11.00	$10.91

Income (loss) from investment operations:
Net investment income[1]	0.15	0.13	0.11	0.09	0.08
Net realized and unrealized gain (loss) on investments	(0.08)	0.13	(0.20)	0.08	0.09

Total from investment operations	0.07	0.26	(0.09)	0.17	0.17

Less distributions to shareholders:
From net investment income	(0.15)	(0.14)	(0.12)	(0.10)	(0.08)

Net asset value - End of year	$10.90	$10.98	$10.86	$11.07	$11.00

Net assets - End of year (000’s omitted)	$297,814	$278,329	$316,386	$358,584	$376,271

Total return[2]	0.65%	2.37%	(0.83% )	1.51%	1.51%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.59%	0.58%	0.57%	0.57%	0.56%
Net investment income	1.42%	1.22%	1.01%	0.80%	0.75%
Portfolio turnover	12%	4%	16%	33%	25%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

21

Diversified Tax Exempt Series

Notes to Financial Statements

1.	Organization

Diversified Tax Exempt Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide as high a level of current income exempt from federal income tax as the Advisor believes is consistent with the preservation of capital.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2018, 10.4 billion shares have been designated in total among 34 series, of which 100 million have been designated as Diversified Tax Exempt Series Class A common stock and 50 million have been designated as Diversified Tax Exempt Series Class W common stock. Class W common stock is not currently offered for sale.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both

22

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2018 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
States and political subdivisions (municipals)	$288,658,077	$—	$288,658,077	$—
Mutual fund	5,694,587	5,694,587	—	—

Total assets	$294,352,664	$5,694,587	$288,658,077	$—

There were no Level 3 securities held by the Series as of December 31, 2017 or December 31, 2018.

New Accounting Pronouncements

The Securities and Exchange Commission (SEC) adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Series financial statements for the year ended December 31, 2018. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-320): “Premium Amortization of Purchased Callable Debt Securities” which shortens the amortized period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Series will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. Due to the nature of the debt securities currently held by the Series, this adjustment is not expected to be material.

On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements under U.S. GAAP. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. An entity is permitted to early adopt any eliminated or modified disclosures upon issuance of this ASU and delay adoption of the new disclosures until their effective date. As such, each Series has early adopted the eliminated and modified disclosures, as permitted by this ASU.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

23

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2018, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction and various states, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2015 through December 31, 2018. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated

24

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director, who each receive an additional annual stipend for these roles.

The Advisor has contractually agreed, until at least April 30, 2019, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.85% of average daily net assets each year. The Advisor did not waive any fees for the year ended December 31, 2018. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated March 1, 2017, as amended, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Income Series); plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

4.	Purchases and Sales of Securities

For the year ended December 31, 2018, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $56,195,427 and $31,336,289, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in Class A shares of Diversified Tax Exempt Series were:

	FOR THE YEAR		FOR THE YEAR
	ENDED 12/31/18		ENDED 12/31/17
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	4,863,994	$52,900,167	2,939,836	$32,436,887
Reinvested	310,100	3,362,079	288,983	3,186,628
Repurchased	(3,192,267)	(34,645,883)	(7,018,912)	(77,336,290)

Total	1,981,827	$21,616,363	(3,790,093)	$(41,712,775)

Over 90% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in August 2019 unless extended or renewed. During the year ended December 31, 2018, the Series did not borrow under the line of credit.

25

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2018.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including market discount on investments. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR	FOR THE YEAR
	ENDED 12/31/18	ENDED 12/31/17
Ordinary income	$ 56,979	$ 25,186
Tax exempt income	$3,823,815	$3,585,667

At December 31, 2018, the tax basis of components of distributable earnings and the net unrealized depreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$295,111,046
Unrealized appreciation	1,356,620
Unrealized depreciation	(2,115,002)

Net unrealized depreciation	$(758,382)

Undistributed tax exempt income	$271,938
Capital loss carryforwards	$(1,024,715)

As of December 31, 2018, the Series had net short-term capital loss carryforwards of $432,031 and net long-term capital loss carryforwards of $592,684, which may be carried forward indefinitely.

26

Diversified Tax Exempt Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Diversified Tax Exempt Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Diversified Tax Exempt Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 15, 2019

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

27

Diversified Tax Exempt Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report, and accordingly are subject to change.

The Series hereby reports $3,823,815 as tax exempt dividends for the year ended December 31, 2018. It is the intention of the Series to designate the maximum allowable under tax law.

28

Diversified Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 15, 2018, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered for renewal by the Board, including all of the Directors who are not “interested persons” (“Independent Directors”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). In connection with the decision whether to renew the Agreement, a variety of material was provided to the Board in advance of the meeting for their review and consideration. The Board also held a working session on October 31, 2018 to review and discuss information provided to the Board, and for the Board to request additional information.

Representatives of the Advisor attended a portion of the working session and attended the Board meeting. The Advisor provided supplemental information requested by the Board and presented additional oral information to the Board to assist the Board in its considerations. In addition to the information furnished by the Advisor, the Board was provided with a legal memorandum discussing its fiduciary duties related to its approval of the continuation of the Agreement. Legal counsel for the Fund discussed with the Board the applicable legal considerations. In addition, the Board received in-person presentations about the Fund throughout the year.

The Independent Directors were advised by independent legal counsel with respect to these matters. The Independent Directors also met separately in an executive session with their legal counsel without any representatives of the Advisor present.

The Directors’ determinations at the meeting were made on the basis of each Director’s business judgment after consideration of all the information presented. In deciding to recommend the renewal of the Agreement with respect to each Series of the Fund, the Independent Directors did not identify any single or particular piece of information that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.

•

The Board considered the nature and quality of services provided by the Advisor under the Agreement for over 30 years including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board considered the numerous services performed by the Advisor and its affiliates beyond those stated in the Agreements. The Board also considered the Advisor’s personnel who perform services to the Fund, changes in senior or key personnel, the strength of the Advisor’s compliance infrastructure, policies and procedures relating to compliance with securities regulations, reputation, expertise and resources. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the Advisor’s investments teams, including changes to the investment teams and investment team’s compensation during the past year, and the investment process. The Board considered the performance of each Series since its inception, as well as over multiple time periods including: one year, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered (and considers on a quarterly basis) a number of other factors relevant to performance at the meeting including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives; the breadth of the Fund’s product offerings; and performance over reasonable time periods. The Board discussed with Representatives of the Advisor, short-term performance challenges in the Fund’s core strategies that have resulted in a downward trend in assets under management. After discussion, the Board concluded that notwithstanding the performance challenges of certain Series, the nature and quality of the investment management services provided by the Advisor to the Fund supported the renewal of the agreement.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor. The Advisor also presented pro-forma information related to several management fee and overall expense reductions that were set to take effect in early 2019. These changes were approved by the Board in a prior meeting and by shareholders at a Shareholder Meeting in May 2018.

•

The Board considered whether the Advisor had achieved economies of scale with respect to its services to the Fund. The Board acknowledged the expense caps incorporated in the Fund’s current fee structure, which requires the Advisor to

29

Diversified Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

subsidize the expenses of the Series operating above their expense cap, noting that 27 Series of the Fund are currently receiving expense reimbursements from the Advisor. The Board concluded that the Fund would need to grow in assets before the Advisor would be able to achieve meaningful economies of scale.

•

The Advisor provided the Board with information comparing each Series’ contractual management fees with the Advisor’s standard advisory fees for separate accounts and collective investment trusts. The Board considered that the range of services provided to the Series is more extensive than for the Advisor’s other clients due to additional infrastructure, administrative and regulatory requirements related to operating a mutual fund.

•

The current and pro-forma advisory fees, 12b-1 Distribution and Service Fees, other expenses (e.g. a combination of Shareholder Services Fees, intermediary sub-transfer agent fees, routine operating expenses and Acquired Fund Fees and Expenses for fund-of-fund Series) and total expense ratios of each Series and share class were compared and ranked (on both a mean and median basis) against respective peer universes. Respective peer universes included funds of a similar size and with similar investment objectives and expense characteristics as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the comparisons and rankings of fees and net expense ratios for each Series of the Fund and the methodology behind the comparison. The Board considered the Advisor’s active portfolio management that results in portfolios that are more differentiated than the construction of their benchmarks. Based on their review of the information provided, the Board concluded that the current and pro-forma fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. The Board was provided with information on the Advisor’s financial condition and profitability by mutual fund agreement and by Series. Information provided by the Advisor addressed the anticipated effects of the upcoming fee reductions. The Board discussed the Advisor’s revenues generated from the Fund and its expenses associated with providing the services under the Agreement. The Advisor presented the Board with information on firm wide investment management profitability to provide a comparison of the Advisor’s profitability from its Fund activities relative to its profitability from its other investment management business. In addition, the Board reviewed the Advisor’s expense allocation methodology used to calculate profitability since many of the Advisor’s resources and expenses are shared across the Advisor’s various investment management vehicles. The Board considered the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include participation in a joint insurance program, sharing of compensation expenses for certain shared personnel, relationships with large service providers, the utilization of Series within the Advisor’s separately managed accounts and certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. The Board concluded that these additional benefits to the Advisor were reasonable.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of the Independent Directors, concluded that the compensation under the Agreement was fair and reasonable with respect to each Series in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment, and that the renewal of the Agreement would be in the best interests of each Series and its shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Agreement, but indicated that the Board based its determination on the total mix of information available to it.

30

Diversified Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director
Term of Office & Length of Time Served:	Indefinite – Chairman and Director since November 2018[1]
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer (2018 – Present); Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004-2006) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During	N/A
Past 5 Years:

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During	Fannie Mae (1995-2008)
Past 5 Years:	The Ashley Group (1995-2008) Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech)(2000-present); ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014); HLTH (WebMD)(information)(2000-2010); Cheyne Capital International (investment)(2000-2017); GMP Companies (investment)(2000-2011); Cytos Biotechnology Ltd (biotechnology)(2012-2014); Cerus (biomedical)(2016-present); PureEarth(non-profit)(2012-present); Caelum BioSciences (biomedical)(2018-present)

31

Diversified Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Independent	Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-2018) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During Past 5 Years:	Boston Early Music Festival (non-profit)(2007-present); Amherst Early Music, Inc. (non-profit)(2009-present); Gotham Early Music Scene, Inc. (non-profit)(2009-present); Partnership for New York City, Inc. (non-profit)(1989-2010); New York Collegium (non-profit)(2004-2011); S’Cool Sounds, Inc. (non-profit)(2017-present)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	83
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994- present) - The Greening Group (business consultants); Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(1972-present); Culinary
Institute of America (non-profit college)(1985-present); George Eastman Museum (museum)(1988-present); National Restaurant Association (restaurant trade organization)(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(2005-present); Town of Greenburgh, NY Planning Board (municipal government) (2015-2018)

Officers:

Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	55
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-CEO since 2018, Co-Director of Research (2002 – 2015) - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer, or Senior Trust Officer

32

Diversified Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Officers:	(continued)

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.

Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company; Chief Financial Officer (2017-2018) - Rainier Investment Management Mutual Funds, Inc.

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2004; Anti-Money Laundering Officer since 2002; Corporate Secretary (1997-2016) - Manning & Napier Fund, Inc.; Chief Compliance Officer and Anti-Money Laundering Officer (2017-2018) – Rainier Investment Management Mutual Funds, Inc.
Principal Occupation(s) During Past 5 Years:	Managing Director, Compliance & Regulatory Affairs since 2018; Director of Compliance (2005-2018); Compliance Manager (1995-2005) – Manning & Napier Advisors, LLC and affiliates; Corporate Secretary – Manning & Napier Investor Services, Inc. since 2006

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Assistant Vice President
Term of Office[1] & Length of Time Served:	Since 2017
Principal Occupation(s) During Past 5 Years:	Director of Funds Group since 2017; Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC; President, Director – Manning & Napier Investor Services, Inc. since 2018

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	36
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

33

Diversified Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	57
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation – Manning & Napier Advisors, LLC since 2009 Holds one or more of the following titles for various affiliates: Director

*Interested Director, within the meaning of the 1940 Act by reason of her positions with the Fund’s investment advisor, Manning & Napier Advisors, LLC and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

34

Diversified Tax Exempt Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNDTE-12/18-AR

  Manning & Napier Fund, Inc.

  New York Tax Exempt Series

Beginning on February 25, 2021, as permitted by Securities and Exchange Commission regulations, paper copies of the Series’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.

You may elect to receive all future annual and semi-annual reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.

New York Tax Exempt Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

The investment environment we witnessed over the past twelve months was far more volatile than in prior years. It resulted in a sharp drawdown in global equity markets during the fourth quarter of 2018.

For the fiscal year ending on December 31, 2018, US equities experienced negative returns, with the S&P 500 Total Return Index falling 4.38%. International equity performance was somewhat worse, with the MSCI ACWI ex USA Index returning negative 14.20%.

In fixed income, domestic investment-grade bond performance was essentially flat for the year, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, rising 0.01% as income generated over the period was offset by rising interest rates (when interest rates rise, bond prices fall).

We believe recent volatility, both at the beginning and end of last year, is reflective of what investors should expect going forward. While we do not believe we are immediately heading for a recession, we see recent developments within the US and abroad as an indication that we are entering a higher risk period for financial markets.

The US economy is likely approaching a period of peak growth. It continues to show signs of progressing toward the later stages of its economic and market cycle (typical characteristics of an end-of-cycle phase are an economic recession and financial market selloff).

As economic growth decelerates to more sustainable levels, we believe that investors are facing a growing risk of disappointment. At the same time, key global risks remain, including trade tensions, geopolitical uncertainty, and tightening monetary policy.

Considering the current economic and market backdrop, we believe investors should temper their performance expectations. The returns experienced over the latter half of the post-Global Financial Crisis bull market are unlikely to continue.

Additionally, given our cautious outlook, we are reviewing current and prospective investments for excessive risk exposures, and we have adjusted our positioning across many of our portfolios. Going forward, we will continue to follow our disciplines, focusing on flexibility and selectivity in today’s incredibly dynamic investment environment.

With this in mind, in the enclosed we discuss recent fund performance, highlight our positioning, and briefly provide our outlook amid the current investment environment.

We hope that you find this information helpful, and we look forward to working with you in the years ahead. Thank you for your continued confidence in Manning & Napier.

Sincerely,

Manning & Napier Advisors, LLC

The S&P 500 Index is an unmanaged, capitalization-weighted measure comprised of 500 leading U.S. companies to gauge U.S. large cap equities. The Index returns do not reflect any fees or expenses. The Index includes dividends, but not the reinvestment of dividends. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2019 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The MSCI ACWI ex USA Index (ACWIxUS) is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

1

New York Tax Exempt Series

Fund Commentary

(unaudited)

Investment Objective

To provide as high a level of current income exempt from federal income tax and New York State personal income tax as the Advisor believes is consistent with the preservation of capital. The Series invests primarily in municipal bonds that provide income exempt from federal income tax and New York State personal income tax.

Performance Commentary

The ICE Bank of America Merrill Lynch 1-12 Year Municipal Bond Index experienced a positive return of 1.64% for 2018. Over the same time period, the New York Tax Exempt Series returned 0.54%.

During the year ended December 31, 2018, the Series’ underperformance was primarily attributable to yield curve positioning. Specifically, the Series held a portion of longer duration securities, including securities with maturities greater than 12 years (fixed income securities with maturities beyond 12 years are not included in the benchmark). Due to this longer duration portion of the portfolio, as rates rose across the yield curve, the Series experienced underperformance.

We continue to believe a modest duration remains in investors’ best interests. Although we may see rates move lower in the near-term, we believe that, over the long-term, underlying economic factors will likely apply gradual pressure on rates to move higher and for the yield curve to flatten.

Going forward, our economic outlook remains constructive towards revenue bonds, which continue to offer attractive valuations while exhibiting stable credit fundamentals. Within revenue bonds, we maintain a focus on higher quality/essential service bonds (e.g., water and sewer authorities). With respect to general obligations (specifically local obligations), our outlook remains stable as property taxes are relatively healthy. That said, we continue to monitor the potential for credit deterioration due to underlying economic factors.

With spreads at pre-crisis levels, we continue to invest in high-quality bonds due to the lack of adequate compensation for taking on risk.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Please see the next page for additional performance information as of December 31, 2018.

For regulatory purposes, this is not an offering in all states.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. The income earned by the Series may be subject to the Alternative Minimum Tax (AMT), depending on your tax situation.

The Intercontinental Exchange (ICE) Bank of America Merrill Lynch 1-12 Year Municipal Bond Index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index, an unmanaged, market-weighted index comprised of investment-grade, fixed rate, coupon bearing municipal bonds. The Index includes securities with maturities greater than one year but less than twelve years. The Index returns assume reinvestment of coupons and do not reflect any fees or expenses. Index returns provided by Interactive Data.

2

New York Tax Exempt Series

Performance Update as of December 31, 2018

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018
	ONE	FIVE	TEN
	YEAR[1]	YEAR	YEAR
Manning & Napier Fund, Inc. - New York Tax Exempt Series[2]	0.54%	0.96%	2.68%
Intercontinental Exchange (ICE) Bank of America Merrill Lynch (BofAML) 1-12 Year Municipal Bond Index[3]	1.64%	2.28%	3.23%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - New York Tax Exempt Series for the ten years ended December 31, 2018 to the Intercontinental Exchange (ICE) Bank of America Merrill Lynch (BofAML) 1-12 Year Municipal Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2018, this net expense ratio was 0.62%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.62% for the year ended December 31, 2018.

3The Intercontinental Exchange (ICE) Bank of America Merrill Lynch (BofAML) 1-12 Year Municipal Bond Index is a subset of the ICE BofAML U.S. Municipal Securities Index. The Index includes all U.S. dollar denominated investment grade tax-exempt debt with a remaining term to final maturity greater than one year, but less than twelve years. Qualifying securities must have at least 18 months to final maturity at the time of issuance and a fixed coupon schedule. The Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

3

New York Tax Exempt Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/18	ENDING ACCOUNT VALUE 12/31/18	EXPENSES PAID DURING PERIOD* 7/1/18-12/31/18
Actual	$1,000.00	$1,009.76	$3.14
Hypothetical (5% return before expenses)	$1,000.00	$1,022.08	$3.16

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.62%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data.

4

New York Tax Exempt Series

Portfolio Composition as of December 31, 2018

(unaudited)

5

New York Tax Exempt Series

Investment Portfolio - December 31, 2018

			CREDIT
	COUPON	MATURITY	RATING[1]	PRINCIPAL	VALUE
	RATE	DATE	(UNAUDITED)	AMOUNT	(NOTE 2)

NEW YORK MUNICIPAL BONDS - 96.6%

Albany Municipal Water Finance Authority, Series A, Revenue Bond	5.000%	12/1/2019	AA2	$1,125,000	$1,158,716
Amherst, Public Impt., G.O. Bond	2.125%	11/1/2025	Aa2	675,000	670,950
Arlington Central School District, G.O. Bond	4.000%	12/15/2020	Aa2	400,000	417,176
Arlington Central School District, G.O. Bond	4.000%	12/15/2021	Aa2	300,000	318,165
Babylon, Various Purposes, Public Impt., Series B, G.O. Bond	2.250%	12/1/2026	Aaa	705,000	707,693
Bedford Central School District, G.O. Bond	2.000%	10/15/2021	Aa2	500,000	501,915
Briarcliff Manor, Public Impt., Series A, G.O. Bond	3.000%	2/1/2020	Aa2	265,000	268,747
Brookhaven, Public Impt., Series A, G.O. Bond	3.000%	2/1/2019	Aa1	1,385,000	1,386,565
Buffalo Municipal Water Finance Authority, Series A, Revenue Bond	4.000%	7/1/2022	A2	300,000	320,154
Buffalo Municipal Water Finance Authority, Series A, Revenue Bond	5.000%	7/1/2023	A2	300,000	337,263
Canandaigua City School District, G.O. Bond	2.125%	6/15/2026	Aa3	540,000	535,027
Canandaigua, Public Impt., G.O. Bond	3.000%	12/15/2028	AA2	570,000	581,337
Cattaraugus County, Highway Impt., G.O. Bond	2.000%	4/15/2019	Aa3	405,000	405,405
Chappaqua Central School District, School Impt., G.O. Bond	2.250%	6/15/2025	Aaa	675,000	682,708
Chenango Valley Central School District, G.O. Bond, AGM	2.125%	6/15/2021	A2	500,000	496,860
Clarence Central School District, G.O. Bond	4.000%	5/15/2021	Aa2	250,000	262,920
Clarkstown Central School District, G.O. Bond	4.000%	10/15/2021	Aa2	500,000	519,210
Clarkstown, G.O. Bond	4.000%	5/15/2019	AA2	375,000	378,157
Corning City School District, G.O. Bond	4.000%	6/15/2028	Aa3	995,000	1,106,589
Cortland County, Public Impt., G.O. Bond, BAM	2.750%	9/1/2019	AA2	305,000	306,772
Dutchess County, G.O. Bond	2.125%	12/15/2023	AA2	850,000	854,981
Erie County Fiscal Stability Authority, Public Impt., Series A, Revenue Bond	4.000%	3/15/2019	Aa1	600,000	602,814
Essex County, Public Impt., G.O. Bond	5.000%	5/1/2020	AA2	500,000	521,495
Gananda Central School District, G.O. Bond	3.000%	6/15/2019	AA2	250,000	251,380
Gates Chili Central School District, School Impt., G.O. Bond	2.000%	6/15/2019	Aa3	215,000	215,286
Greece Central School District, G.O. Bond, BAM	2.500%	6/15/2023	Aa3	620,000	633,132
Iroquois Central School District, School Impt., G.O. Bond	2.000%	6/15/2021	Aa2	500,000	501,565
Islip Union Free School District, School Impt., G.O. Bond	2.250%	3/1/2019	Aa3	475,000	475,470
Jamestown City School District, G.O. Bond	3.000%	4/1/2019	Aa3	200,000	200,588
Kings Park Central School District, G.O. Bond	2.000%	8/1/2020	Aa2	500,000	502,010
Kings Park Central School District, School Impt., Series B, G.O. Bond	2.000%	7/15/2025	Aa2	800,000	790,792
Lockport City School District, G.O. Bond, AGM	2.000%	8/1/2019	Aa3	450,000	450,720
Mamaroneck, Various Purposes, Public Impt., G.O. Bond	2.000%	7/15/2020	Aaa	335,000	336,665

The accompanying notes are an integral part of the financial statements.

6

New York Tax Exempt Series

Investment Portfolio - December 31, 2018

			CREDIT
	COUPON	MATURITY	RATING[1]	PRINCIPAL	VALUE
	RATE	DATE	(UNAUDITED)	AMOUNT	(NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)

Metropolitan Transportation Authority, Climate Bond Certified Green Bond, Series B-2, Revenue Bond	5.000%	11/15/2025	AA2	$1,350,000	$1,604,799
Metropolitan Transportation Authority, Series A-2, Revenue Bond	5.000%	11/15/2025	A1	750,000	865,050
Metropolitan Transportation Authority, Series F, Revenue Bond	5.000%	11/15/2019	A1	1,000,000	1,026,670
Metropolitan Transportation Authority, Series F, Revenue Bond	5.000%	11/15/2022	A1	250,000	275,025
Metropolitan Transportation Authority, Series F, Revenue Bond	5.000%	11/15/2025	A1	505,000	551,435
Metropolitan Transportation Authority, Subseries B-1, Revenue Bond	5.000%	11/15/2024	AA2	1,885,000	2,143,132
Metropolitan Transportation Authority, Transit Impt., Series C, Revenue Bond	5.000%	11/15/2019	A1	500,000	513,335
Metropolitan Transportation Authority, Transit Impt., Subseries B-2, Revenue Bond	5.000%	11/15/2021	A1	1,000,000	1,079,090
Middle Country Central School District At Centereach, School Impt., G.O. Bond	2.000%	8/15/2026	Aa2	1,005,000	975,895
Monroe County Water Authority, Water Utility Impt., Revenue Bond	5.000%	8/1/2019	Aa2	455,000	463,722
Naples Central School District, G.O. Bond, BAM	2.500%	6/15/2020	AA2	710,000	717,995
Nassau County Sewer & Storm Water Finance Authority, Series A, Revenue Bond	5.000%	10/1/2022	Aa3	500,000	557,480
Nassau County, Public Impt., Series A, G.O. Bond	5.000%	4/1/2019	A2	2,425,000	2,443,575
New York City Transitional Finance Authority, Building Aid Revenue, Public Impt., Series S-1, Revenue Bond	5.000%	7/15/2026	Aa2	1,250,000	1,465,350
New York City Transitional Finance Authority, Building Aid, Public Impt., Prerefunded Balance, Series S-1, Revenue Bond	5.000%	7/15/2019	Aa2	1,000,000	1,017,820
New York City Transitional Finance Authority, Building Aid, Public Impt., Series S-2, Revenue Bond	5.000%	7/15/2023	Aa2	2,000,000	2,261,560
New York City Transitional Finance Authority, Building Aid, School Impt., Series S-3, Revenue Bond	5.000%	7/15/2023	Aa2	970,000	1,042,779
New York City Transitional Finance Authority, Building Aid, Series S-1, Revenue Bond	5.000%	7/15/2023	Aa2	820,000	927,240
New York City Transitional Finance Authority, Building Aid, Series S-2A, Revenue Bond	5.000%	7/15/2033	Aa2	1,000,000	1,172,900
New York City Transitional Finance Authority, Future Tax Secured, Public Impt., Series A-1, Revenue Bond	3.250%	8/1/2035	Aa1	1,000,000	962,630
New York City Transitional Finance Authority, Future Tax Secured, Public Impt., Series E-1, Revenue Bond	5.000%	2/1/2026	Aa1	475,000	549,974

The accompanying notes are an integral part of the financial statements.

7

New York Tax Exempt Series

Investment Portfolio - December 31, 2018

			CREDIT
	COUPON	MATURITY	RATING[1]	PRINCIPAL	VALUE
	RATE	DATE	(UNAUDITED)	AMOUNT	(NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)

New York City Transitional Finance Authority, Future
Tax Secured, Public Impt., Subseries B1, Revenue Bond	5.000%	11/1/2023	Aa1	$2,000,000	$2,275,740
New York City Transitional Finance Authority, Future Tax Secured, Series B, Revenue Bond	5.000%	11/1/2024	Aa1	3,000,000	3,328,800
New York City Transitional Finance Authority, Future Tax Secured, Series C, Revenue Bond	5.000%	11/1/2025	Aa1	750,000	874,357
New York City Water & Sewer System, Series A, Revenue Bond	3.000%	6/15/2036	Aa1	1,250,000	1,172,000
New York City Water & Sewer System, Series GG, Revenue Bond	4.000%	6/15/2020	Aa1	350,000	361,378
New York City Water & Sewer System, Series HH, Revenue Bond	5.000%	6/15/2025	Aa1	3,000,000	3,544,050
New York City Water & Sewer System, Water Utility Impt., Subseries BB-1, Revenue Bond	5.000%	6/15/2046	Aa1	2,000,000	2,255,200
New York City, Series 1, G.O. Bond	5.000%	8/1/2023	Aa2	2,700,000	3,051,351
New York City, Series B, G.O. Bond	4.000%	8/1/2021	Aa2	1,935,000	2,036,723
New York City, Series C, G.O. Bond	5.000%	8/1/2031	Aa2	1,500,000	1,772,115
New York Local Government Assistance Corp., Series A, Revenue Bond	5.000%	4/1/2022	Aa1	2,500,000	2,598,250
New York Local Government Assistance Corp., Subseries A-5/6, Revenue Bond	5.500%	4/1/2019	Aa1	445,000	449,192
New York State Dormitory Authority, Consolidated Service Contract, Revenue Bond	5.000%	7/1/2019	Aa2	750,000	762,360
New York State Dormitory Authority, Income Tax Revenue, Series A, Revenue Bond	5.000%	3/15/2025	Aa1	500,000	581,970
New York State Dormitory Authority, Income Tax Revenue, Series B, Revenue Bond, AMBAC	5.500%	3/15/2026	Aa1	1,200,000	1,454,304
New York State Dormitory Authority, Income Tax Revenue, Series E, Revenue Bond	3.500%	3/15/2037	Aa1	850,000	835,346
New York State Dormitory Authority, School Impt., Series A, Revenue Bond	5.000%	3/15/2030	Aa1	1,500,000	1,763,040
New York State Dormitory Authority, School Impt., Series A, Revenue Bond	4.000%	3/15/2047	Aa1	1,050,000	1,074,297
New York State Dormitory Authority, School Impt., Series C, Revenue Bond	5.000%	3/15/2021	Aa1	2,000,000	2,138,280
New York State Dormitory Authority, School Impt., Series E, Revenue Bond, AGM	5.000%	10/1/2025	A2	1,000,000	1,125,940
New York State Dormitory Authority, Series A, Revenue Bond	5.000%	3/15/2021	Aa1	1,400,000	1,496,796
New York State Dormitory Authority, Series A, Revenue Bond	5.000%	3/15/2025	Aa1	500,000	583,865
New York State Dormitory Authority, Series A, Revenue Bond	3.000%	10/1/2026	A2	1,000,000	1,040,000
New York State Dormitory Authority, Series B, Revenue Bond, AGM	5.000%	4/1/2019	AA2	1,265,000	1,274,968
The accompanying notes are an integral part of the financial statements.

8

New York Tax Exempt Series

Investment Portfolio - December 31, 2018

			CREDIT
	COUPON	MATURITY	RATING[1]	PRINCIPAL	VALUE
	RATE	DATE	(UNAUDITED)	AMOUNT	(NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)

New York State Dormitory Authority, Series D, Revenue Bond	5.000%	2/15/2024	Aa1	$4,000,000	$4,566,160
New York State Dormitory Authority, Series D, Revenue Bond	5.000%	2/15/2027	Aa1	300,000	355,830
New York State Dormitory Authority, University & College Impt., Prerefunded Balance, Series A, Revenue Bond	5.000%	7/1/2020	Aa2	225,000	228,663
New York State Environmental Facilities Corp., Revenue Bond	5.000%	6/15/2025	Aaa	1,000,000	1,073,610
New York State Environmental Facilities Corp., Subseries A, Revenue Bond	5.000%	6/15/2020	Aaa	1,250,000	1,309,188
New York State Environmental Facilities Corp., Water Utility Impt., Revenue Bond	5.000%	6/15/2031	Aaa	1,000,000	1,164,530
New York State Environmental Facilities Corp., Water Utility Impt., Series A, Revenue Bond	5.000%	6/15/2035	Aaa	1,000,000	1,150,620
New York State Environmental Facilities Corp., Water Utility Impt., Series B, Revenue Bond	4.000%	8/15/2046	Aaa	2,000,000	2,066,300
New York State Thruway Authority, Highway Impt., Series A, Revenue Bond	5.000%	3/15/2020	Aa1	550,000	570,586
New York State Thruway Authority, Highway Impt., Series I, Revenue Bond	4.000%	1/1/2019	A2	525,000	525,000
New York State Urban Development Corp., Economic Impt., Series A, Revenue Bond	5.000%	3/15/2035	Aa1	2,500,000	2,868,800
New York State Urban Development Corp., Highway Impt., Series A, Revenue Bond	5.000%	3/15/2037	Aa1	500,000	561,235
New York State Urban Development Corp., Public Impt., Series C, Revenue Bond	4.000%	3/15/2043	Aa1	2,250,000	2,298,038
New York State Urban Development Corp., Series A, Revenue Bond	5.000%	3/15/2026	Aa1	1,050,000	1,240,911
New York State, Water Utility Impt., Series A, G.O. Bond	5.000%	3/1/2021	Aa1	1,000,000	1,070,810
New York State, Water Utility Impt., Series E, G.O. Bond	5.000%	12/15/2019	Aa1	565,000	582,543
Niagara County, Water Utility Impt., G.O. Bond	2.000%	2/1/2020	Aa3	500,000	501,590
North Colonie Central School District, G.O. Bond	4.000%	7/15/2020	AA2	400,000	413,804
Oneida County, Public Impt., G.O. Bond, AGM	2.500%	5/15/2019	A1	500,000	501,280
Oneida County, Public Impt., G.O. Bond, AGM	3.000%	5/1/2020	A1	400,000	401,316
Onondaga County, Public Impt., G.O. Bond	5.000%	5/1/2020	Aa2	250,000	260,815
Onondaga County, Public Impt., G.O. Bond	5.000%	5/15/2022	Aa2	1,000,000	1,104,400
Onondaga County, Public Impt., G.O. Bond	5.000%	5/15/2023	Aa2	1,000,000	1,132,430
Onondaga County, Public Impt., G.O. Bond	2.125%	6/15/2030	Aa2	715,000	643,336
Orange County, Various Purposes Impt., Series A, G.O. Bond, AGM	5.000%	3/1/2023	Aa3	520,000	584,189
Pittsford Central School District, G.O. Bond	4.000%	10/1/2021	Aa1	350,000	370,136
Pittsford, Public Impt., G.O. Bond	2.000%	11/1/2025	Aaa	580,000	578,521
Pittsford, Public Impt., G.O. Bond	2.000%	11/1/2026	Aaa	595,000	586,902

The accompanying notes are an integral part of the financial statements.

9

New York Tax Exempt Series

Investment Portfolio - December 31, 2018

			CREDIT
	COUPON	MATURITY	RATING[1]	PRINCIPAL	VALUE
	RATE	DATE	(UNAUDITED)	AMOUNT	(NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)

Port Authority of New York & New Jersey, Airport & Marina Impt., Consolidated Series 189, Revenue Bond	5.000%	5/1/2024	Aa3	$800,000	$921,136
Port Authority of New York & New Jersey, Airport & Marina Impt., Series 179, Revenue Bond	5.000%	12/1/2024	Aa3	765,000	872,215
Port Authority of New York & New Jersey, Consolidated Series 184, Revenue Bond	5.000%	9/1/2025	Aa3	2,500,000	2,892,225
Port Authority of New York & New Jersey, Series 180, Revenue Bond	4.000%	6/1/2019	Aa3	200,000	201,930
Rensselaer County, Nursing Homes, Public Impt., G.O. Bond	2.000%	7/15/2020	AA2	930,000	931,032
Rochester, School Impt., Series A, G.O. Bond, AMBAC	5.000%	8/15/2022	Aa3	95,000	105,385
Rochester, School Impt., Series II, G.O. Bond	5.000%	2/1/2019	Aa3	1,625,000	1,629,192
Roslyn Union Free School District, G.O. Bond	5.000%	10/15/2020	Aa1	215,000	227,249
Shenendehowa Central School District, G.O. Bond 4.000%		7/15/2020	AA2	475,000	491,392
South Jefferson Central School District, G.O. Bond, BAM	2.000%	6/15/2019	AA2	710,000	711,108
Southold Union Free School District, School Impt., G.O. Bond[3]	3.000%	6/15/2028	Aa2	435,000	443,970
Suffolk County Water Authority, Prerefunded Balance, Revenue Bond	5.000%	6/1/2021	AAA[2]	1,225,000	1,318,872
Suffolk County Water Authority, Prerefunded Balance, Revenue Bond	4.000%	6/1/2022	WR4	25,000	26,553
Suffolk County Water Authority, Unrefunded Balance, Revenue Bond	4.000%	6/1/2022	AAA[2]	175,000	185,561
Suffolk County Water Authority, Water Utility Impt., Prerefunded Balance, Revenue Bond	5.000%	6/1/2019	AAA[2]	775,000	785,672
Suffolk County, Series B, G.O. Bond, AGM	5.000%	10/1/2019	AA2	1,000,000	1,023,300
Sullivan County, Public Impt., G.O. Bond	2.000%	6/1/2019	AA2	1,015,000	1,016,522
Sullivan County, Public Impt., G.O. Bond	3.000%	11/15/2023	AA2	500,000	523,070
Tonawanda, Public Impt., G.O. Bond	2.000%	6/1/2019	AA2	355,000	355,490
Triborough Bridge & Tunnel Authority, Highway Impt., Series A, Revenue Bond	5.000%	11/15/2019	Aa3	1,075,000	1,105,186
Triborough Bridge & Tunnel Authority, Highway Impt., Series A, Revenue Bond	5.000%	11/15/2023	Aa3	350,000	399,326
Triborough Bridge & Tunnel Authority, Series A, Revenue Bond	5.000%	11/15/2024	Aa3	650,000	757,426
Triborough Bridge & Tunnel Authority, Series B, Revenue Bond	5.000%	11/15/2019	Aa3	820,000	843,026
Triborough Bridge & Tunnel Authority, Series B, Revenue Bond	5.000%	11/15/2022	Aa3	1,000,000	1,115,810
Triborough Bridge & Tunnel Authority, Series B, Revenue Bond	5.000%	11/15/2024	Aa3	1,000,000	1,109,890
Ulster County, Public Impt., G.O. Bond	4.000%	11/15/2019	AA2	510,000	520,174
Ulster County, Public Impt., G.O. Bond	3.000%	11/15/2027	AA2	425,000	437,933

The accompanying notes are an integral part of the financial statements.

10

New York Tax Exempt Series

Investment Portfolio - December 31, 2018

			CREDIT	PRINCIPAL
	COUPON	MATURITY	RATING[1]	AMOUNT/	VALUE
	RATE	DATE	(UNAUDITED)	SHARES	(NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)

Ulster County, Public Impt., Series B, G.O. Bond	2.000%	11/15/2020	AA2	$685,000	$688,630
Union Endicott Central School District, G.O. Bond, BAM	2.125%	6/15/2019	AA2	580,000	581,224
Valley Stream Central High School District, School Impt., G.O. Bond	4.000%	6/15/2033	Aa2	870,000	932,492
Vestal Central School District, G.O. Bond	2.000%	6/15/2025	Aa2	685,000	680,068
Voorheesville Central School District, G.O. Bond	5.000%	6/15/2021	AA2	500,000	536,805
Warren County, Public Impt., G.O. Bond, AGM	4.000%	7/15/2020	AA2	500,000	515,870
Wayne County, Public Impt., G.O. Bond	3.000%	6/1/2021	Aa2	295,000	302,962
Webster Central School District, School Impt., G.O. Bond	2.000%	10/15/2021	AA2	315,000	316,698
West Babylon Union Free School District, School Impt., G.O. Bond	4.000%	8/1/2028	Aa2	1,075,000	1,188,714
Yonkers, Public Impt., Series C, G.O. Bond, AGM	4.000%	8/15/2020	A2	350,000	361,868

TOTAL MUNICIPAL BONDS
(Identified Cost $133,908,984)					133,934,524

SHORT-TERM INVESTMENT - 2.3%

Dreyfus Government Cash Management, Institutional Shares
(Identified Cost $3,275,553)	2.29%[5]			3,275,553	3,275,553

TOTAL INVESTMENTS - 98.9%
(Identified Cost $137,184,537)					137,210,077
OTHER ASSETS, LESS LIABILITIES - 1.1%					1,483,948

NET ASSETS - 100%					$138,694,025

KEY:

G.O. Bond - General Obligation Bond

Impt. - Improvement

Scheduled principal and interest payments are guaranteed by:

AGM (Assurance Guaranty Municipal Corp.)

AMBAC (AMBAC Assurance Corp.)

BAM (Build America Mutual Assurance Co.)

The insurance does not guarantee the market value of the municipal bonds.

1Credit ratings from Moody’s (unaudited).

2Credit ratings from S&P (unaudited).

3Represents a security purchased on a when-issued basis.

4Credit rating has been withdrawn. As of December 31, 2018, there is no rating available (unaudited).

5Rate shown is the current yield as of December 31, 2018.

The accompanying notes are an integral part of the financial statements.

11

New York Tax Exempt Series

Statement of Assets and Liabilities

December 31, 2018

ASSETS:

Investments, at value (identified cost $137,184,537) (Note 2)	$137,210,077
Interest receivable	1,337,176
Receivable for fund shares sold	232,536
Dividends receivable	9,516
Prepaid expenses	970

TOTAL ASSETS	138,790,275

LIABILITIES:

Accrued management fees (Note 3)	59,013
Accrued fund accounting and administration fees (Note 3)	24,225
Accrued Chief Compliance Officer service fees (Note 3)	426
Printing and postage fees payable	5,553
Other payables and accrued expenses	7,033

TOTAL LIABILITIES	96,250

TOTAL NET ASSETS	$138,694,025

NET ASSETS CONSIST OF:

Capital stock	$134,167
Additional paid-in-capital	138,517,366
Total distributable earnings (loss)	42,492

TOTAL NET ASSETS	$138,694,025

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($138,694,025/13,416,656 shares)	$10.34

The accompanying notes are an integral part of the financial statements.

12

New York Tax Exempt Series

Statement of Operations

For the Year Ended December 31, 2018

INVESTMENT INCOME:

Interest	$2,866,007
Dividends	54,600

Total Investment Income	2,920,607

EXPENSES:

Management fees (Note 3)	725,308
Fund accounting and administration fees (Note 3)	76,205
Directors’ fees (Note 3)	11,785
Chief Compliance Officer service fees (Note 3)	4,634
Custodian fees	5,565
Miscellaneous	74,262

Total Expenses	897,759

NET INVESTMENT INCOME	2,022,848

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	(191,635)
Net change in unrealized appreciation (depreciation) on investments	(1,261,106)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(1,452,741)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$570,107

The accompanying notes are an integral part of the financial statements.

13

New York Tax Exempt Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/18	FOR THE YEAR ENDED 12/31/17
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$2,022,848	$1,793,264
Net realized gain (loss) on investments	(191,635)	(1,393)
Net change in unrealized appreciation (depreciation) on investments	(1,261,106)	1,803,574

Net increase from operations	570,107	3,595,445

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class A	(2,011,419)	(1,723,348)[1]

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions (Note 5)	(13,882,426)	(9,145,845)

Net decrease in net assets	(15,323,738)	(7,273,748)

NET ASSETS:

Beginning of year	154,017,763	161,291,511

End of year[2]	$138,694,025	$154,017,763

1 For the year ended December 31, 2017, the distributions to shareholders from net investment income and net realized gain were $1,694,530 and $28,818, respectively.

2 Includes accumulated undistributed (overdistributed) net investment income of $200,717 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

The accompanying notes are an integral part of the financial statements.

14

New York Tax Exempt Series

Financial Highlights

	FOR THE YEAR ENDED
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.43	$10.31	$10.50	$10.42	$10.40

Income (loss) from investment operations:
Net investment income[1]	0.14	0.12	0.10	0.08	0.07
Net realized and unrealized gain (loss) on investments	(0.08)	0.11	(0.18)	0.08	0.07

Total from investment operations	0.06	0.23	(0.08)	0.16	0.14

Less distributions to shareholders:
From net investment income	(0.15)	(0.11)	(0.11)	(0.08)	(0.07)
From net realized gain on investments	—	— [2]	— [2]	—	(0.05)

Total distributions to shareholders	(0.15)	(0.11)	(0.11)	(0.08)	(0.12)

Net asset value - End of year	$10.34	$10.43	$10.31	$10.50	$10.42

Net assets - End of year (000’s omitted)	$138,694	$154,018	$161,292	$174,603	$180,729

Total return[3]	0.54%	2.27%	(0.79% )	1.54%	1.28%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.62%	0.60%	0.60%	0.60%	0.58%
Net investment income	1.39%	1.12%	0.93%	0.74%	0.68%
Portfolio turnover	21%	9%	19%	35%	43%

1Calculated based on average shares outstanding during the years.

2Less than $0.01 per share.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

15

New York Tax Exempt Series

Notes to Financial Statements

1.	Organization

New York Tax Exempt Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide as high a level of current income exempt from federal income tax and New York State personal income tax as the Advisor believes is consistent with the preservation of capital.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2018, 10.4 billion shares have been designated in total among 34 series, of which 100 million have been designated as New York Tax Exempt Series Class A common stock and 50 million have been designated as New York Tax Exempt Series Class W common stock. Class W common stock are not currently offered for sale.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both

16

New York Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2018 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
States and political subdivisions (municipals)	$133,934,524	$—	$133,934,524	$—
Mutual fund	3,275,553	3,275,553	—	—

Total assets	$137,210,077	$3,275,553	$133,934,524	$—

There were no Level 3 securities held by the Series as of December 31, 2017 or December 31, 2018.

New Accounting Pronouncements

The Securities and Exchange Commission (SEC) adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Series financial statements for the year ended December 31, 2018. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-320): “Premium Amortization of Purchased Callable Debt Securities” which shortens the amortized period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Series will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. Due to the nature of the debt securities currently held by the Series, this adjustment is not expected to be material.

On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements under U.S. GAAP. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. An entity is permitted to early adopt any eliminated or modified disclosures upon issuance of this ASU and delay adoption of the new disclosures until their effective date. As such, each Series has early adopted the eliminated and modified disclosures, as permitted by this ASU.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

17

New York Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2018, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction and various states, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2015 through December 31, 2018. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated

18

New York Tax Exempt Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director, who each receive an additional annual stipend for these roles.

The Advisor has contractually agreed, until at least April 30, 2019, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.85% of average daily net assets each year. The Advisor did not waive any fees for the year ended December 31, 2018. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated March 1, 2017, as amended, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Income Series); plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

4.	Purchases and Sales of Securities

For the year ended December 31, 2018, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $30,006,314 and $41,892,792, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in Class A shares of New York Tax Exempt Series were:

	FOR THE YEAR ENDED 12/31/18		FOR THE YEAR ENDED 12/31/17
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	716,982	$7,402,714	919,957	$9,622,095
Reinvested	183,590	1,887,800	153,519	1,608,482
Repurchased	(2,248,036)	(23,172,940)	(1,947,055)	(20,376,422)

Total	(1,347,464)	$(13,882,426)	(873,579)	$(9,145,845)

Over 90% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in August 2019 unless extended or renewed. During the year ended December 31, 2018, the Series did not borrow under the line of credit.

19

New York Tax Exempt Series

Notes to Financial Statements (continued)

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2018.

8.	Concentration of Credit

The Series primarily invests in debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of New York municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including market discount on investments. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/18	FOR THE YEAR ENDED 12/31/17
Ordinary income	$ 45,982	$ 15,464
Tax exempt income	$1,965,437	$1,679,081
Long-term capital gains	—	$ 28,803

At December 31, 2018, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$137,160,416
Unrealized appreciation	747,035
Unrealized depreciation	(697,374)

Net unrealized appreciation	$49,661

Undistributed tax exempt income	$188,025
Capital Loss Carryforwards	$(195,194)

As of December 31, 2018, the Series had net short-term capital loss carryforwards of $77,048 and net long-term capital loss carryforwards of $118,146, which may be carried forward indefinitely.

20

New York Tax Exempt Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of New York Tax Exempt Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of New York Tax Exempt Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 15, 2019

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

21

New York Tax Exempt Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

The Series hereby reports $1,965,437 as tax exempt dividends for the year ended December 31, 2018. It is the intention of the Series to designate the maximum allowable under tax law.

22

New York Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 15, 2018, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered for renewal by the Board, including all of the Directors who are not “interested persons” (“Independent Directors”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). In connection with the decision whether to renew the Agreement, a variety of material was provided to the Board in advance of the meeting for their review and consideration. The Board also held a working session on October 31, 2018 to review and discuss information provided to the Board, and for the Board to request additional information.

Representatives of the Advisor attended a portion of the working session and attended the Board meeting. The Advisor provided supplemental information requested by the Board and presented additional oral information to the Board to assist the Board in its considerations. In addition to the information furnished by the Advisor, the Board was provided with a legal memorandum discussing its fiduciary duties related to its approval of the continuation of the Agreement. Legal counsel for the Fund discussed with the Board the applicable legal considerations. In addition, the Board received in-person presentations about the Fund throughout the year.

The Independent Directors were advised by independent legal counsel with respect to these matters. The Independent Directors also met separately in an executive session with their legal counsel without any representatives of the Advisor present.

The Directors’ determinations at the meeting were made on the basis of each Director’s business judgment after consideration of all the information presented. In deciding to recommend the renewal of the Agreement with respect to each Series of the Fund, the Independent Directors did not identify any single or particular piece of information that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.

•

The Board considered the nature and quality of services provided by the Advisor under the Agreement for over 30 years including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board considered the numerous services performed by the Advisor and its affiliates beyond those stated in the Agreements. The Board also considered the Advisor’s personnel who perform services to the Fund, changes in senior or key personnel, the strength of the Advisor’s compliance infrastructure, policies and procedures relating to compliance with securities regulations, reputation, expertise and resources. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the Advisor’s investments teams, including changes to the investment teams and investment team’s compensation during the past year, and the investment process. The Board considered the performance of each Series since its inception, as well as over multiple time periods including: one year, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered (and considers on a quarterly basis) a number of other factors relevant to performance at the meeting including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives; the breadth of the Fund’s product offerings; and performance over reasonable time periods. The Board discussed with Representatives of the Advisor, short-term performance challenges in the Fund’s core strategies that have resulted in a downward trend in assets under management. After discussion, the Board concluded that notwithstanding the performance challenges of certain Series, the nature and quality of the investment management services provided by the Advisor to the Fund supported the renewal of the agreement.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor. The Advisor also presented pro-forma information related to several management fee and overall expense reductions that were set to take effect in early 2019. These changes were approved by the Board in a prior meeting and by shareholders at a Shareholder Meeting in May 2018.

•

The Board considered whether the Advisor had achieved economies of scale with respect to its services to the Fund. The Board acknowledged the expense caps incorporated in the Fund’s current fee structure, which requires the Advisor to

23

New York Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

subsidize the expenses of the Series operating above their expense cap, noting that 27 Series of the Fund are currently receiving expense reimbursements from the Advisor. The Board concluded that the Fund would need to grow in assets before the Advisor would be able to achieve meaningful economies of scale.

•

The Advisor provided the Board with information comparing each Series’ contractual management fees with the Advisor’s standard advisory fees for separate accounts and collective investment trusts. The Board considered that the range of services provided to the Series is more extensive than for the Advisor’s other clients due to additional infrastructure, administrative and regulatory requirements related to operating a mutual fund.

•

The current and pro-forma advisory fees, 12b-1 Distribution and Service Fees, other expenses (e.g. a combination of Shareholder Services Fees, intermediary sub-transfer agent fees, routine operating expenses and Acquired Fund Fees and Expenses for fund-of-fund Series) and total expense ratios of each Series and share class were compared and ranked (on both a mean and median basis) against respective peer universes. Respective peer universes included funds of a similar size and with similar investment objectives and expense characteristics as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the comparisons and rankings of fees and net expense ratios for each Series of the Fund and the methodology behind the comparison. The Board considered the Advisor’s active portfolio management that results in portfolios that are more differentiated than the construction of their benchmarks. Based on their review of the information provided, the Board concluded that the current and pro-forma fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. The Board was provided with information on the Advisor’s financial condition and profitability by mutual fund agreement and by Series. Information provided by the Advisor addressed the anticipated effects of the upcoming fee reductions. The Board discussed the Advisor’s revenues generated from the Fund and its expenses associated with providing the services under the Agreement. The Advisor presented the Board with information on firm wide investment management profitability to provide a comparison of the Advisor’s profitability from its Fund activities relative to its profitability from its other investment management business. In addition, the Board reviewed the Advisor’s expense allocation methodology used to calculate profitability since many of the Advisor’s resources and expenses are shared across the Advisor’s various investment management vehicles. The Board considered the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include participation in a joint insurance program, sharing of compensation expenses for certain shared personnel, relationships with large service providers, the utilization of Series within the Advisor’s separately managed accounts and certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. The Board concluded that these additional benefits to the Advisor were reasonable.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of the Independent Directors, concluded that the compensation under the Agreement was fair and reasonable with respect to each Series in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment, and that the renewal of the Agreement would be in the best interests of each Series and its shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Agreement, but indicated that the Board based its determination on the total mix of information available to it.

24

New York Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer
Name:	Paul Battaglia*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director
Term of Office & Length of Time Served:	Indefinite – Chairman and Director since November 2018[1]
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer (2018 – Present); Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004-2006) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During	Fannie Mae (1995-2008)
Past 5 Years:	The Ashley Group (1995-2008) Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech)(2000-present); ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014); HLTH (WebMD)(information)(2000-2010); Cheyne Capital International (investment)(2000-2017); GMP Companies (investment)(2000-2011); Cytos Biotechnology Ltd (biotechnology)(2012-2014); Cerus (biomedical)(2016-present); PureEarth(non-profit)(2012-present); Caelum BioSciences (biomedical)(2018-present)

25

New York Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-2018) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During Past 5 Years:	Boston Early Music Festival (non-profit)(2007-present); Amherst Early Music, Inc. (non-profit)(2009-present); Gotham Early Music Scene, Inc. (non-profit)(2009-present); Partnership for New York City, Inc. (non-profit)(1989-2010); New York Collegium (non-profit)(2004-2011); S’Cool Sounds, Inc. (non-profit)(2017-present)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	83
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994- present) - The Greening Group (business consultants); Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(1972-present); Culinary Institute of America (non-profit college)(1985-present); George Eastman Museum (museum)(1988-present); National Restaurant Association (restaurant trade organization)(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(2005-present); Town of Greenburgh, NY Planning Board (municipal government) (2015-2018)
Officers:
Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	55
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-CEO since 2018, Co-Director of Research (2002 – 2015) - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer, or Senior Trust Officer

26

New York Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company; Chief Financial Officer (2017-2018) - Rainier Investment Management Mutual Funds, Inc.

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2004; Anti-Money Laundering Officer since 2002; Corporate Secretary (1997-2016) - Manning & Napier Fund, Inc.; Chief Compliance Officer and Anti-Money Laundering Officer (2017-2018) – Rainier Investment Management Mutual Funds, Inc.
Principal Occupation(s) During Past 5 Years:	Managing Director, Compliance & Regulatory Affairs since 2018; Director of Compliance (2005-2018); Compliance Manager (1995-2005) – Manning & Napier Advisors, LLC and affiliates; Corporate Secretary – Manning & Napier Investor Services, Inc. since 2006

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Assistant Vice President
Term of Office[1] & Length of Time Served:	Since 2017
Principal Occupation(s) During Past 5 Years:	Director of Funds Group since 2017; Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC; President, Director – Manning & Napier Investor Services, Inc. since 2018

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	36
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

27

New York Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	57
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation - Manning & Napier Advisors, LLC since 2009 Holds one or more of the following titles for various affiliates: Director

*Interested Director, within the meaning of the 1940 Act by reason of her positions with the Fund’s investment advisor, Manning & Napier Advisors, LLC and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

28

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29

New York Tax Exempt Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNNYT-12/18-AR

  Manning & Napier Fund, Inc.

  Core Bond Series

Beginning on February 25, 2021, as permitted by Securities and Exchange Commission regulations, paper copies of the Series’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.

You may elect to receive all future annual and semi-annual reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.

Core Bond Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

The investment environment we witnessed over the past twelve months was far more volatile than in prior years. It resulted in a sharp drawdown in global equity markets during the fourth quarter of 2018.

For the fiscal year ending on December 31, 2018, US equities experienced negative returns, with the S&P 500 Total Return Index falling 4.38%. International equity performance was somewhat worse, with the MSCI ACWI ex USA Index returning negative 14.20%.

In fixed income, domestic investment-grade bond performance was essentially flat for the year, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, rising 0.01% as income generated over the period was offset by rising interest rates (when interest rates rise, bond prices fall).

We believe recent volatility, both at the beginning and end of last year, is reflective of what investors should expect going forward. While we do not believe we are immediately heading for a recession, we see recent developments within the US and abroad as an indication that we are entering a higher risk period for financial markets.

The US economy is likely approaching a period of peak growth. It continues to show signs of progressing toward the later stages of its economic and market cycle (typical characteristics of an end-of-cycle phase are an economic recession and financial market selloff).

As economic growth decelerates to more sustainable levels, we believe that investors are facing a growing risk of disappointment. At the same time, key global risks remain, including trade tensions, geopolitical uncertainty, and tightening monetary policy.

Considering the current economic and market backdrop, we believe investors should temper their performance expectations. The returns experienced over the latter half of the post-Global Financial Crisis bull market are unlikely to continue.

Additionally, given our cautious outlook, we are reviewing current and prospective investments for excessive risk exposures, and we have adjusted our positioning across many of our portfolios. Going forward, we will continue to follow our disciplines, focusing on flexibility and selectivity in today’s incredibly dynamic investment environment.

With this in mind, in the enclosed we discuss recent fund performance, highlight our positioning, and briefly provide our outlook amid the current investment environment.

We hope that you find this information helpful, and we look forward to working with you in the years ahead. Thank you for your continued confidence in Manning & Napier.

Sincerely,

Manning & Napier Advisors, LLC

The S&P 500 Index is an unmanaged, capitalization-weighted measure comprised of 500 leading U.S. companies to gauge U.S. large cap equities. The Index returns do not reflect any fees or expenses. The Index includes dividends, but not the reinvestment of dividends. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2019 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The MSCI ACWI ex USA Index (ACWIxUS) is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

1

Core Bond Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term total return by investing primarily in fixed income securities. Under normal circumstances, at least 80% of the Series’ assets will be invested in investment-grade bonds and other financial instruments with economic characteristics similar to bonds. Holdings will consist of US dollar denominated securities. The Series is not subject to maturity or duration restrictions.

Performance Commentary

US fixed income generated essentially no return in 2018, as the Bloomberg Barclays Aggregate Bond index generated 0.01% total return for the year. Over the same time period, the Core Bond Series Class shares returned negative 0.75%.

For the full year 2018, the Series’ underperformance was largely attributable to its corporate bond allocation. Specifically, the Series maintained an overweight to lower quality investment grade corporate bonds (i.e., BBB-rated issuances). As corporate bond spreads widened, those issuances experienced the largest losses in the investment-grade corporate bond sector (bond spreads are the extra yield investors receive for owning a riskier bond versus a Treasury bond).

Going forward, we continue to believe a modest duration remains in investors’ best interests. Although we may see rates move lower in the near-term, we believe that, over the long-term, underlying economic factors will likely apply gradual pressure on rates to move higher and for the yield curve to flatten. We think the Federal Reserve will seek to remain flexible, looking to increase the federal funds target rate when economic and financial conditions allow, while remaining sensitive to domestic and global market conditions as they continue to reduce the size of their balance sheet.

On a sector basis, our outlook for growth in the US remains supportive of credit. We continue to view corporate bonds as moderately attractive, as they continue to adequately compensate investors on a fundamental basis. We also see securitized credit as attractive, specifically the shorter duration, higher quality consumer sectors (i.e., prime auto, credit cards, and student loans). Regarding US Treasuries, valuations on the long end of the curve have become less attractive over the past few months, and regarding mortgage securities, we see other parts of the fixed income market as offering better value.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 593-4353. Performance for the Core Bond Series Class S shares is provided above. Performance for the Class I shares will be higher based on the Class’ lower expenses.

Please see the next page for additional performance information as of December 31, 2018.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. Duration is defined as the average time it takes to collect a bond’s interest and principal repayment. It is a measure of the sensitivity of the price (the value of principal) of a fixed income investment to a change in interest rates.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

2

Core Bond Series

Performance Update as of December 31, 2018

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
Manning & Napier Fund, Inc. - Core Bond Series - Class S2	-0.75%	1.74%	4.30%
Manning & Napier Fund, Inc. - Core Bond Series - Class I2,3	-0.53%	1.91%	4.39%
Bloomberg Barclays U.S. Aggregate Bond Index[4]	0.01%	2.52%	3.48%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Core Bond Series - Class S for the ten years ended December 31, 2018 to the Bloomberg Barclays U.S. Aggregate Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2018, this net expense ratio was 0.70% for Class S and 0.45% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.78% for Class S and 0.53% for Class I for the year ended December 31, 2018.

3For periods through August 3, 2015 (the inception date of the Class I shares), performance for the Class I shares is based on historical performance of the Class S shares. Because Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

4The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

3

Core Bond Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/18	ENDING ACCOUNT VALUE 12/31/18	EXPENSES PAID DURING PERIOD* 7/1/18-12/31/18	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,011.27	$3.55	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57	0.70%
Class I
Actual	$1,000.00	$1,011.63	$2.28	0.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	$2.29	0.45%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios states above may differ from the expense ratios stated in the financial highlights, which is based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

4

Core Bond Series

Portfolio Composition as of December 31, 2018

(unaudited)

5

Core Bond Series

Investment Portfolio - December 31, 2018

	CREDIT
	RATING[1]	PRINCIPAL	VALUE
	(UNAUDITED)	AMOUNT	(NOTE 2)

CORPORATE BONDS - 26.5%

Non-Convertible Corporate Bonds - 26.5%
Communication Services - 3.5%
Diversified Telecommunication Services - 2.5%
AT&T, Inc., 4.25%, 3/1/2027	Baa2	$1,820,000	$1,780,614
Verizon Communications, Inc., 5.50%, 3/16/2047	Baa1	2,540,000	2,701,076

			4,481,690

Media - 1.0%
Discovery Communications LLC, 5.20%, 9/20/2047	Baa3	1,870,000	1,718,601

Total Communication Services			6,200,291

Consumer Discretionary - 3.5%
Automobiles - 1.0%
General Motors Co.[2], (3 mo. LIBOR US + 0.900%), 3.667%, 9/10/2021	Baa3	1,770,000	1,720,933

Internet & Direct Marketing Retail - 1.5%
Booking Holdings, Inc., 3.60%, 6/1/2026	Baa1	2,790,000	2,710,615

Multiline Retail - 1.0%
Macy’s Retail Holdings, Inc., 7.00%, 2/15/2028	Baa3	840,000	908,099
Macy’s Retail Holdings, Inc., 6.90%, 4/1/2029	Baa3	850,000	915,081

			1,823,180

Total Consumer Discretionary			6,254,728

Energy - 5.2%
Oil, Gas & Consumable Fuels - 5.2%
Boardwalk Pipelines LP, 5.95%, 6/1/2026	Baa3	2,530,000	2,613,799
Kinder Morgan Energy Partners LP, 6.95%, 1/15/2038	Baa2	2,270,000	2,531,841
Sabine Pass Liquefaction LLC, 5.875%, 6/30/2026	Baa3	2,520,000	2,668,186
The Williams Companies, Inc., 3.75%, 6/15/2027	Baa3	1,495,000	1,416,629

Total Energy			9,230,455

Financials - 8.9%
Banks - 5.5%
Bank of America Corp., 4.00%, 1/22/2025	Baa2	2,750,000	2,678,902
Citigroup, Inc., 8.125%, 7/15/2039	Baa1	960,000	1,331,856
JPMorgan Chase & Co., 6.30%, 4/23/2019	A2	2,630,000	2,655,710
JPMorgan Chase & Co.[3], (3 mo. LIBOR US + 1.000%), 4.023%, 12/5/2024	A2	1,320,000	1,330,503
Santander Holdings USA, Inc., 4.50%, 7/17/2025	Baa3	1,780,000	1,762,388

			9,759,359

Capital Markets - 1.5%
Morgan Stanley[2], (3 mo. LIBOR US + 1.220%), 3.811%, 5/8/2024	A3	2,670,000	2,630,217

Diversified Financial Services - 0.9%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Ireland), 4.45%, 10/1/2025	Baa3	1,810,000	1,718,312

The accompanying notes are an integral part of the financial statements.

6

Core Bond Series

Investment Portfolio - December 31, 2018

	CREDIT
	RATING[1]	PRINCIPAL	VALUE
	(UNAUDITED)	AMOUNT	(NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Insurance - 1.0%
Prudential Financial, Inc.[3], (3 mo. LIBOR US + 4.175%), 5.875%, 9/15/2042	Baa2	$1,710,000	$1,727,100

Total Financials			15,834,988

Health Care - 0.5%
Health Care Providers & Services - 0.5%
Fresenius Medical Care US Finance II, Inc. (Germany)[4], 5.625%, 7/31/2019	Baa3	934,000	944,519

Industrials - 2.6%
Industrial Conglomerates - 0.6%
General Electric Co.[3,5], (3 mo. LIBOR US + 3.330%), 5.00%	Baa3	1,400,000	1,071,000

Machinery - 1.0%
CNH Industrial Capital LLC, 3.375%, 7/15/2019	Baa3	1,820,000	1,806,350

Trading Companies & Distributors - 1.0%
International Lease Finance Corp., 6.25%, 5/15/2019	Baa3	1,760,000	1,775,569

Total Industrials			4,652,919

Materials - 1.0%
Metals & Mining - 1.0%
Southern Copper Corp. (Peru), 5.375%, 4/16/2020	Baa2	1,740,000	1,777,452

Real Estate - 1.3%
Equity Real Estate Investment Trusts (REITS) - 1.3%
American Homes 4 Rent LP, 4.25%, 2/15/2028	Baa3	1,870,000	1,807,097
GTP Acquisition Partners I LLC[4], 2.35%, 6/15/2020	Aaa	450,000	442,753

Total Real Estate			2,249,850

TOTAL CORPORATE BONDS
(Identified Cost $48,855,181)			47,145,202

ASSET-BACKED SECURITIES - 5.4%

BMW Vehicle Owner Trust, Series 2016-A, Class A3, 1.16%, 11/25/2020	Aaa	430,621	427,822
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A4, 2.00%, 12/10/2023	WR6	23,561	23,428
Cazenovia Creek Funding II LLC, Series 2018-1A, Class A4, 3.561%, 7/15/2030	WR6	459,413	459,711
Chesapeake Funding II LLC, Series 2017-2A, Class A1[4], 1.99%, 5/15/2029	Aaa	1,027,070	1,016,305
Chesapeake Funding II LLC, Series 2017-4A, Class A1[4], 2.12%, 11/15/2029	Aaa	385,989	381,806
Credit Acceptance Auto Loan Trust, Series 2017-1A, Class A4, 2.56%, 10/15/2025	AAA[7]	350,000	347,752

The accompanying notes are an integral part of the financial statements.

7

Core Bond Series

Investment Portfolio - December 31, 2018

	CREDIT
	RATING[1]	PRINCIPAL	VALUE
	(UNAUDITED)	AMOUNT	(NOTE 2)

ASSET-BACKED SECURITIES (continued)

Enterprise Fleet Financing LLC, Series 2016-2, Class A2[4], 1.74%, 2/22/2022	AAA7	$120,302	$119,854
Ford Credit Auto Lease Trust, Series 2017-A, Class A3, 1.88%, 4/15/2020	AAA[7]	803,081	801,091
GM Financial Automobile Leasing Trust, Series 2016-2, Class A4, 1.76%, 3/20/2020	AAA[7]	507,986	507,463
Invitation Homes Trust, Series 2017-SFR2, Class A2,4, (1 mo. LIBOR US + 0.850%), 3.305%, 12/17/2036	Aaa	151,761	149,908
Invitation Homes Trust, Series 2017-SFR2, Class B2,4, (1 mo. LIBOR US + 1.150%), 3.605%, 12/17/2036	Aa2	115,000	114,379
Mercedes-Benz Auto Lease Trust, Series 2016-B, Class A3, 1.35%, 8/15/2019	Aaa	42,296	42,275
Progress Residential Trust, Series 2017-SFR2, Class A4, 2.897%, 12/17/2034	Aaa	400,000	392,794
SBA Small Business Investment Companies, Series 2015-10B, Class 1, 2.829%, 9/10/2025	Aaa	1,318,915	1,320,468
SoFi Consumer Loan Program LLC, Series 2017-5, Class A1[4], 2.14%, 9/25/2026	AA7	132,295	131,634
SoFi Professional Loan Program LLC, Series 2014-A, Class A2[4], 3.02%, 10/25/2027	AAA[7]	127,734	127,712
SoFi Professional Loan Program LLC, Series 2016-E, Class A2B4, 2.49%, 1/25/2036	Aaa	1,000,000	985,618
SoFi Professional Loan Program LLC, Series 2017-A, Class A2A4, 1.55%, 3/26/2040	Aaa	66,294	65,767
SoFi Professional Loan Program LLC, Series 2017-C, Class A2A4, 1.75%, 7/25/2040	AAA[7]	186,613	185,113
SoFi Professional Loan Program LLC, Series 2017-F, Class A1FX4, 2.05%, 1/25/2041	Aaa	104,848	103,717
SoFi Professional Loan Program LLC, Series 2017-F, Class A2FX4, 2.84%, 1/25/2041	Aaa	150,000	146,622
SoFi Professional Loan Program LLC, Series 2018-C, Class A1FX4, 3.08%, 1/25/2048	Aaa	571,219	569,899
Tax Ease Funding LLC, Series 2016-1A, Class A4, 3.131%, 6/15/2028	WR6	106,867	106,635
Tricon American Homes Trust, Series 2016-SFR1, Class A4, 2.589%, 11/17/2033	Aaa	497,380	483,348
Tricon American Homes Trust, Series 2017-SFR2, Class A4, 2.928%, 1/17/2036	Aaa	499,467	484,394

TOTAL ASSET-BACKED SECURITIES
(Identified Cost $9,564,747)			9,495,515

COMMERCIAL MORTGAGE-BACKED SECURITIES - 9.6%

Americold LLC Trust, Series 2010-ARTA, Class A1[4], 3.847%, 1/14/2029	AA7	25,096	25,273
BWAY Mortgage Trust, Series 2015-1740, Class A4, 2.917%, 1/10/2035	AAA[7]	400,000	387,617
Caesars Palace Las Vegas Trust, Series 2017-VICI, Class A4, 3.531%, 10/15/2034	Aaa	570,000	573,624

The accompanying notes are an integral part of the financial statements.

8

Core Bond Series

Investment Portfolio - December 31, 2018

	CREDIT
	RATING[1]	PRINCIPAL	VALUE
	(UNAUDITED)	AMOUNT	(NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Commercial Mortgage Pass-Through Certificates, Series 2015-3BP, Class A4, 3.178%, 2/10/2035	WR6	$400,000	$393,991
Credit Suisse Mortgage Capital Trust, Series 2013-6, Class 2A1[4,8], 3.50%, 8/25/2043	AAA[7]	816,022	805,846
Credit Suisse Mortgage Capital Trust, Series 2013-IVR3, Class A1[4,8], 2.50%, 5/25/2043	AAA[7]	255,246	240,702
Credit Suisse Mortgage Capital Trust, Series 2013-TH1, Class A1[4,8], 2.13%, 2/25/2043	AAA[7]	177,434	165,434
Fannie Mae REMICS, Series 2018-31, Class KP, 3.50%, 7/25/2047	Aaa	668,650	674,133
FDIC Trust, Series 2011-R1, Class A4, 2.672%, 7/25/2026	WR6	18,044	17,960
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K014, Class X1 (IO)[8], 1.149%, 4/25/2021	Aaa	6,978,733	159,720
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K016, Class X1 (IO)[8], 1.492%, 10/25/2021	Aaa	1,070,348	37,529
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K021, Class X1 (IO)[8], 1.442%, 6/25/2022	Aaa	9,034,855	378,965
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K030, Class X1 (IO)[8], 0.196%, 4/25/2023	Aaa	13,495,807	101,739
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K032, Class X1 (IO)[8], 0.103%, 5/25/2023	Aaa	7,918,608	36,916
Freddie Mac REMICS, Series 4791, Class BA, 4.00%, 3/15/2044	Aaa	839,370	864,162
Freddie Mac REMICS, Series 4801, Class BA, 4.50%, 5/15/2044	Aaa	847,040	881,745
FREMF Mortgage Trust, Series 2011-K15, Class B4,8, 4.948%, 8/25/2044	WR6	170,000	176,989
FREMF Mortgage Trust, Series 2012-K711, Class B4,8, 3.543%, 8/25/2045	WR6	450,000	449,876
FREMF Mortgage Trust, Series 2013-K712, Class B4,8, 3.358%, 5/25/2045	AA7	360,000	359,640
FREMF Mortgage Trust, Series 2014-K715, Class B4,8, 3.978%, 2/25/2046	A1	465,000	471,746
FREMF Mortgage Trust, Series 2015-K42, Class B4,8, 3.851%, 12/25/2024	A3	380,000	376,727
FREMF Mortgage Trust, Series 2015-K43, Class B4,8, 3.734%, 2/25/2048	WR6	400,000	394,020
FREMF Mortgage Trust, Series 2015-K720, Class B4,8, 3.39%, 7/25/2022	Baa1	340,000	340,460
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class BFX[4,8], 3.382%, 12/15/2034	AA7	400,000	398,197
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class DFX[4,8], 3.382%, 12/15/2034	BBB[7]	220,000	217,171
Government National Mortgage Association, Series 2017-54, Class AH, 2.60%, 12/16/2056	Aaa	469,688	447,720
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2010-C2, Class A3[4], 4.07%, 11/15/2043	AAA[7]	175,153	177,215
JP Morgan Mortgage Trust, Series 2013-1, Class 1A2[4,8], 3.00%, 3/25/2043	WR6	124,768	120,942

The accompanying notes are an integral part of the financial statements.

9

Core Bond Series

Investment Portfolio - December 31, 2018

	CREDIT
	RATING[1]	PRINCIPAL	VALUE
	(UNAUDITED)	AMOUNT	(NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

JP Morgan Mortgage Trust, Series 2013-2, Class A2[4,8], 3.50%, 5/25/2043	AAA[7]	$140,341	$137,879
JP Morgan Mortgage Trust, Series 2014-2, Class 1A1[4,8], 3.00%, 6/25/2029	AAA[7]	169,507	168,309
JP Morgan Mortgage Trust, Series 2017-3, Class 1A5[4,8], 3.50%, 8/25/2047	Aaa	813,682	803,289
JP Morgan Mortgage Trust, Series 2017-6, Class A3[4,8], 3.50%, 12/25/2048	Aaa	317,126	311,168
JP Morgan Mortgage Trust, Series 2017-6, Class A5[4,8], 3.50%, 12/25/2048	Aaa	529,556	522,474
New Residential Mortgage Loan Trust, Series 2014-1A, Class A4,8, 3.75%, 1/25/2054	AAA[7]	295,846	296,404
New Residential Mortgage Loan Trust, Series 2014-3A, Class AFX3[4,8], 3.75%, 11/25/2054	AA7	133,051	132,988
New Residential Mortgage Loan Trust, Series 2015-2A, Class A1[4,8], 3.75%, 8/25/2055	Aaa	287,985	288,139
New Residential Mortgage Loan Trust, Series 2016-4A, Class A1[4,8], 3.75%, 11/25/2056	AAA[7]	237,943	237,612
OBP Depositor LLC Trust, Series 2010-OBP, Class A4, 4.646%, 7/15/2045	AAA[7]	100,000	101,678
SBA Small Business Investment Companies, Series 2015-10A, Class 1, 2.517%, 3/10/2025	Aaa	484,013	479,931
Sequoia Mortgage Trust, Series 2012-3, Class A1[8], 3.50%, 7/25/2042	Aaa	361,304	359,145
Sequoia Mortgage Trust, Series 2013-7, Class A2[8], 3.00%, 6/25/2043	AAA[7]	143,801	138,218
Sequoia Mortgage Trust, Series 2013-8, Class A1[8], 3.00%, 6/25/2043	Aaa	197,537	190,615
Starwood Retail Property Trust, Series 2014-STAR, Class A2,4, (1mo. LIBOR US + 1.220%), 3.675%, 11/15/2027	AAA[7]	371,990	361,192
Towd Point Mortgage Trust, Series 2016-5, Class A1[4,8], 2.50%, 10/25/2056	Aaa	548,236	531,494
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.185%, 3/10/2046	Aaa	800,000	799,803
Vornado DP LLC Trust, Series 2010-VNO, Class A2FX4, 4.004%, 9/13/2028	AA7	245,000	249,620
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[4], 4.393%, 11/15/2043	Aaa	275,000	279,662
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A4[4,8], 4.869%, 2/15/2044	Aaa	778,985	799,651
WinWater Mortgage Loan Trust, Series 2015-1, Class A1[4,8], 3.50%, 1/20/2045	WR6	147,584	145,598
WinWater Mortgage Loan Trust, Series 2015-3, Class A5[4,8], 3.50%, 3/20/2045	Aaa	125,074	124,682

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $17,068,710)			17,135,610

The accompanying notes are an integral part of the financial statements.

10

Core Bond Series

Investment Portfolio - December 31, 2018

	CREDIT
	RATING[1]	PRINCIPAL	VALUE
	(UNAUDITED)	AMOUNT	(NOTE 2)

FOREIGN GOVERNMENT BONDS - 1.9%

Export-Import Bank of Korea (South Korea), 2.625%, 12/30/2020	Aa2	$2,000,000	$1,979,106
The Korea Development Bank (South Korea), 1.375%, 9/12/2019	Aa2	1,000,000	988,816
Province of Ontario (Canada), 1.25%, 6/17/2019	Aa3	400,000	397,331

TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $3,393,899)			3,365,253

U.S. TREASURY SECURITIES - 39.9%

U.S. Treasury Bonds - 12.5%
U.S. Treasury Bond, 6.25%, 5/15/2030		2,760,000	3,701,526
U.S. Treasury Bond, 4.75%, 2/15/2037		4,260,000	5,429,337
U.S. Treasury Bond, 2.50%, 2/15/2045		6,295,000	5,704,844
U.S. Treasury Bond, 3.00%, 5/15/2047		5,672,000	5,647,628
U.S. Treasury Inflation Indexed Bond, 0.75%, 2/15/2042		1,941,743	1,761,626

Total U.S. Treasury Bonds
(Identified Cost $22,507,455)			22,244,961

U.S. Treasury Notes - 27.4%
U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2020		9,036,028	8,832,835
U.S. Treasury Inflation Indexed Note, 0.125%, 1/15/2023		1,928,221	1,862,373
U.S. Treasury Note, 1.75%, 4/30/2022		5,550,000	5,421,439
U.S. Treasury Note, 1.625%, 4/30/2023		5,419,000	5,225,313
U.S. Treasury Note, 2.00%, 4/30/2024		5,708,000	5,557,273
U.S. Treasury Note, 2.125%, 5/15/2025		5,623,000	5,471,882
U.S. Treasury Note, 1.625%, 5/15/2026		5,815,000	5,430,211
U.S. Treasury Note, 2.375%, 5/15/2027		5,625,000	5,507,227
U.S. Treasury Note, 2.75%, 2/15/2028		5,470,000	5,498,205

Total U.S. Treasury Notes
(Identified Cost $48,600,627)			48,806,758

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $71,108,082)			71,051,719

U.S. GOVERNMENT AGENCIES - 15.3%

Mortgage-Backed Securities - 15.3%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021		72,431	73,619
Fannie Mae, Pool #995233, 5.50%, 10/1/2021		3,566	3,607
Fannie Mae, Pool #888017, 6.00%, 11/1/2021		8,954	9,172
Fannie Mae, Pool #995329, 5.50%, 12/1/2021		50,864	51,755
Fannie Mae, Pool #888136, 6.00%, 12/1/2021		10,889	11,161
Fannie Mae, Pool #888810, 5.50%, 11/1/2022		88,557	90,030
Fannie Mae, Pool #AD0462, 5.50%, 10/1/2024		8,757	9,115
Fannie Mae, Pool #MA3463, 4.00%, 9/1/2033		814,439	835,791
Fannie Mae, Pool #MA1834, 4.50%, 2/1/2034		92,455	96,659
Fannie Mae, Pool #828377, 5.50%, 6/1/2035		329,175	354,450

The accompanying notes are an integral part of the financial statements.

11

Core Bond Series

Investment Portfolio - December 31, 2018

	PRINCIPAL	VALUE
	AMOUNT	(NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #MA2587, 3.50%, 4/1/2036	$661,705	$670,339
Fannie Mae, Pool #889494, 5.50%, 1/1/2037	305,795	329,264
Fannie Mae, Pool #889624, 5.50%, 5/1/2038	44,411	47,418
Fannie Mae, Pool #995876, 6.00%, 11/1/2038	131,262	143,138
Fannie Mae, Pool #AD0307, 5.50%, 1/1/2039	46,154	49,612
Fannie Mae, Pool #AI5172, 4.00%, 8/1/2041	115,293	118,551
Fannie Mae, Pool #AH3858, 4.50%, 8/1/2041	503,597	527,487
Fannie Mae, Pool #AL7729, 4.00%, 6/1/2043	161,055	165,602
Fannie Mae, Pool #AS3622, 3.50%, 10/1/2044	2,327,664	2,336,460
Fannie Mae, Pool #AX1685, 3.50%, 11/1/2044	1,197,728	1,203,367
Fannie Mae, Pool #AS4103, 4.50%, 12/1/2044	312,873	326,618
Fannie Mae, Pool #AY8604, 3.50%, 4/1/2045	264,330	265,303
Fannie Mae, Pool #AZ9215, 4.00%, 10/1/2045	892,578	912,949
Fannie Mae, Pool #BC6764, 3.50%, 4/1/2046	144,294	144,728
Fannie Mae, Pool #BC8677, 4.00%, 5/1/2046	122,056	124,510
Fannie Mae, Pool #MA2670, 3.00%, 7/1/2046	371,311	362,133
Fannie Mae, Pool #BD2179, 4.00%, 7/1/2046	307,706	313,894
Fannie Mae, Pool #MA2705, 3.00%, 8/1/2046	1,058,782	1,032,611
Fannie Mae, Pool #BD1191, 3.50%, 1/1/2047	530,347	531,258
Fannie Mae, Pool #BE7845, 4.50%, 2/1/2047	282,573	295,383
Fannie Mae, Pool #CA1922, 5.00%, 6/1/2048	967,292	1,014,430
Fannie Mae, Pool #CA2056, 4.50%, 7/1/2048	581,374	602,439
Fannie Mae, Pool #BK9366, 4.50%, 8/1/2048	427,889	443,393
Fannie Mae, Pool #BK9598, 4.50%, 8/1/2048	398,120	412,546
Fannie Mae, Pool #CA2219, 5.00%, 8/1/2048	396,403	415,701
Fannie Mae, Pool #CA2373, 5.00%, 9/1/2048	847,959	889,239
Fannie Mae, Pool #AL8674, 5.654%, 1/1/2049	616,510	667,853
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020	8,930	8,976
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022	11,774	12,045
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022	8,088	8,301
Freddie Mac, Pool #G12988, 6.00%, 1/1/2023	6,575	6,787
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023	11,496	11,853
Freddie Mac, Pool #D98711, 4.50%, 7/1/2031	124,755	130,377
Freddie Mac, Pool #C91746, 4.50%, 12/1/2033	113,999	119,110
Freddie Mac, Pool #C91771, 4.50%, 6/1/2034	138,587	145,194
Freddie Mac, Pool #C91780, 4.50%, 7/1/2034	134,687	140,755
Freddie Mac, Pool #C91832, 3.50%, 6/1/2035	683,192	691,842
Freddie Mac, Pool #G07655, 5.50%, 12/1/2035	95,623	103,120
Freddie Mac, Pool #G08268, 5.00%, 5/1/2038	745,652	789,210
Freddie Mac, Pool #G05275, 5.50%, 2/1/2039	259,555	276,776
Freddie Mac, Pool #G05900, 6.00%, 3/1/2040	46,771	50,576
Freddie Mac, Pool #A92889, 4.50%, 7/1/2040	333,645	349,344
Freddie Mac, Pool #A93451, 4.50%, 8/1/2040	886,311	928,021

The accompanying notes are an integral part of the financial statements.

12

Core Bond Series

Investment Portfolio - December 31, 2018

	PRINCIPAL
	AMOUNT/	VALUE
	SHARES	(NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac, Pool #G60513, 5.00%, 7/1/2041	$766,105	$810,932
Freddie Mac, Pool #G60071, 4.50%, 7/1/2042	335,545	351,315
Freddie Mac, Pool #Q17513, 3.50%, 4/1/2043	208,279	209,824
Freddie Mac, Pool #G60183, 4.00%, 12/1/2044	426,316	435,914
Freddie Mac, Pool #Q37592, 4.00%, 12/1/2045	817,330	835,313
Freddie Mac, Pool #Q37857, 4.00%, 12/1/2045	704,953	719,684
Freddie Mac, Pool #G60855, 4.50%, 12/1/2045	324,652	336,500
Freddie Mac, Pool #Q38388, 4.00%, 1/1/2046	869,586	889,626
Freddie Mac, Pool #Q47544, 4.00%, 3/1/2047	1,027,349	1,052,375
Freddie Mac, Pool #Q47130, 4.50%, 4/1/2047	374,088	387,542
Freddie Mac, Pool #G08786, 4.50%, 10/1/2047	382,364	397,488
Freddie Mac, Pool #Q59744, 4.50%, 11/1/2048	1,145,203	1,185,913

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $27,631,002)		27,266,298

SHORT-TERM INVESTMENT - 1.0%

Dreyfus Government Cash Management, Institutional Shares, 2.29%[9],
(Identified Cost $1,814,963)	1,814,963	1,814,963

TOTAL INVESTMENTS - 99.6%
(Identified Cost $179,436,584)		177,274,560
OTHER ASSETS, LESS LIABILITIES - 0.4%		800,071

NET ASSETS - 100%		$178,074,631

IO - Interest only

1Credit ratings from Moody’s (unaudited).

2Floating rate security. Rate shown is the rate in effect as of December 31, 2018.

3Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of December 31, 2018.

4Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $19,368,937 or 10.9% of the Series’ net assets as of December 31, 2018 (see Note 2 to the financial statements).

5Security is perpetual in nature and has no stated maturity date.

6Credit rating has been withdrawn. As of December 31, 2018, there is no rating available (unaudited).

7Credit ratings from S&P (unaudited).

8Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of December 31, 2018.

9Rate shown is the current yield as of December 31, 2018.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

13

Core Bond Series

Statement of Assets and Liabilities

December 31, 2018

ASSETS:

Investments, at value (identified cost $179,436,584) (Note 2)	$177,274,560
Interest receivable	1,117,973
Receivable for fund shares sold	8,360
Dividends receivable	3,298
Prepaid and other expenses	11,149

TOTAL ASSETS	178,415,340

LIABILITIES:

Accrued management fees (Note 3)	48,514
Accrued fund accounting and administration fees (Note 3)	28,125
Accrued shareholder services fees (Class S) (Note 3)	21,731
Accrued Chief Compliance Officer service fees (Note 3)	427
Payable for fund shares repurchased	225,376
Other payables and accrued expenses	16,536

TOTAL LIABILITIES	340,709

TOTAL NET ASSETS	$178,074,631

NET ASSETS CONSIST OF:

Capital stock	$179,025
Additional paid-in-capital	183,422,636
Total distributable earnings (loss)	(5,527,030)

TOTAL NET ASSETS	$178,074,631

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($101,313,945/ 9,839,031 shares)	$10.30

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($76,760,686/ 8,063,507 shares)	$9.52

The accompanying notes are an integral part of the financial statements.

14

Core Bond Series

Statement of Operations

For the Year Ended December 31, 2018

INVESTMENT INCOME:

Interest	$5,491,659
Dividends	51,341

Total Investment Income	5,543,000

EXPENSES:

Management fees (Note 3)	727,165
Shareholder services fees (Class S) (Note 3)	270,577
Fund accounting and administration fees (Note 3)	89,664
Directors’ fees (Note 3)	14,786
Chief Compliance Officer service fees (Note 3)	4,634
Custodian fees	12,644
Miscellaneous	120,281

Total Expenses	1,239,751
Less reduction of expenses (Note 3)	(151,113)

Net Expenses	1,088,638

NET INVESTMENT INCOME	4,454,362

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	(3,218,080)
Net change in unrealized appreciation (depreciation) on investments	(2,665,981)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(5,884,061)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,429,699)

The accompanying notes are an integral part of the financial statements.

15

Core Bond Series

Statements of Changes in Net Assets

	FOR THE	FOR THE
	YEAR ENDED	YEAR ENDED
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$4,454,362	$3,824,796
Net realized gain (loss) on investments	(3,218,080)	159,678
Net change in unrealized appreciation (depreciation) on investments	(2,665,981)	1,661,145

Net increase (decrease) from operations	(1,429,699)	5,645,619

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(2,424,102)	(2,245,477)
Class I	(2,078,920)	(1,884,623)

Total distributions to shareholders	(4,503,022)	(4,130,100)[1]

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(11,536,671)	11,706,840

Net increase (decrease) in net assets	(17,469,392)	13,222,359

NET ASSETS:

Beginning of year	195,544,023	182,321,664

End of year[2]	$178,074,631	$195,544,023

1 For the year ended December 31, 2017, the distributions to shareholders from net investment income and net realized gain were $2,098,656 and $146,821 (Class S), $1,773,042 and $111,581 (Class I), respectively.

2 Includes accumulated undistributed (overdistributed) net investment income of $0 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

The accompanying notes are an integral part of the financial statements.

16

Core Bond Series

Financial Highlights - Class S*

	FOR THE YEAR ENDED
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.62	$10.52	$10.48	$10.69	$10.74

Income (loss) from investment operations:
Net investment income[1]	0.24	0.20	0.17	0.22	0.31
Net realized and unrealized gain (loss) on investments	(0.32)	0.10	0.10	(0.17)	0.08

Total from investment operations	(0.08)	0.30	0.27	0.05	0.39

Less distributions to shareholders:
From net investment income	(0.24)	(0.19)	(0.17)	(0.20)	(0.32)
From net realized gain on investments	—	(0.01)	(0.06)	(0.06)	(0.12)

Total distributions to shareholders	(0.24)	(0.20)	(0.23)	(0.26)	(0.44)

Net asset value - End of year	$10.30	$10.62	$10.52	$10.48	$10.69

Net assets - End of year (000’s omitted)	$101,314	$119,137	$117,559	$147,074	$153,018

Total return[2]	(0.75% )	2.91%	2.53%	0.44%	3.62%
Ratios (to average net assets)/Supplemental Data:
Expenses**	0.70%	0.70%	0.70%	0.69%	0.70%
Net investment income	2.35%	1.86%	1.61%	2.09%	2.86%
Portfolio turnover	78%	48%	75%	88%	57%

*Effective August 3, 2015, the shares of the Series have been designated as Class S.
**The investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:
	0.08%	0.07%	0.06%	0.03%	N/A

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

17

Core Bond Series

Financial Highlights - Class I

	FOR THE YEAR ENDED			FOR THE PERIOD
				8/3/15[1] TO
	12/31/18	12/31/17	12/31/16	12/31/15
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.84	$9.77	$9.75	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.25	0.21	0.18	0.08
Net realized and unrealized gain (loss) on investments	(0.31)	0.09	0.10	(0.13)

Total from investment operations	(0.06)	0.30	0.28	(0.05)

Less distributions to shareholders:
From net investment income	(0.26)	(0.22)	(0.20)	(0.14)
From net realized gain on investments	—	(0.01)	(0.06)	(0.06)

Total distributions to shareholders	(0.26)	(0.23)	(0.26)	(0.20)

Net asset value - End of period	$9.52	$9.84	$9.77	$9.75

Net assets - End of period (000’s omitted)	$76,761	$76,407	$64,763	$79,303

Total return[3]	(0.53% )	3.10%	2.80%	(0.51% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.45%	0.45%	0.45%	0.46% [4]
Net investment income	2.60%	2.12%	1.86%	2.03% [4]
Portfolio turnover	78%	48%	75%	88%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amount:

	0.08%	0.07%	0.06%	0.06% [4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

18

Core Bond Series

Notes to Financial Statements

1.	Organization

Core Bond Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term total return by investing primarily in fixed income securities.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. Each class of shares is substantially the same except the Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2018, 10.4 billion shares have been designated in total among 34 series, of which 100 million have been designated as Core Bond Series Class I common stock, 125 million have been designated as Core Bond Series Class S common stock, 150 million have been designated as Core Bond Series Class W common stock, and 150 million have been designated as Core Bond Series Class Z common stock. Class W common stock and Class Z common stock are not currently offered for sale.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service (the “Service”). The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Municipal securities will normally be valued on the basis of market valuations provided by the Service. The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these

19

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2018 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
U.S. Treasury and other U.S.
Government agencies	$98,318,017	$—	$98,318,017	$—
Corporate debt:
Communication Services	6,200,291	—	6,200,291	—
Consumer Discretionary	6,254,728	—	6,254,728	—
Energy	9,230,455	—	9,230,455	—
Financials	15,834,988	—	15,834,988	—
Health Care	944,519	—	944,519	—
Industrials	4,652,919	—	4,652,919	—
Materials	1,777,452	—	1,777,452	—
Real Estate	2,249,850	—	2,249,850	—
Asset-backed securities	9,495,515	—	9,495,515	—
Commercial mortgage-backed securities	17,135,610	—	17,135,610	—
Foreign government bonds	3,365,253	—	3,365,253	—
Mutual fund	1,814,963	1,814,963	—	—

Total assets	$177,274,560	$1,814,963	$175,459,597	$—

There were no Level 3 securities held by the Series as of December 31, 2017 or December 31, 2018.

New Accounting Pronouncements

The Securities and Exchange Commission (SEC) adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of

20

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

New Accounting Pronouncements (continued)

Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Series financial statements for the year ended December 31, 2018. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08, Receivables –Nonrefundable Fees and Other Costs (Subtopic 310-320): “Premium Amortization of Purchased Callable Debt Securities” which shortens the amortized period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Series will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019 the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results of operations.

On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements under U.S. GAAP. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. An entity is permitted to early adopt any eliminated or modified disclosures upon issuance of this ASU and delay adoption of the new disclosures until their effective date. As such, each Series has early adopted the eliminated and modified disclosures, as permitted by this ASU.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

21

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Asset-Backed Securities

The Series may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e. loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Series may subsequently have to reinvest the proceeds at lower interest rates. If the Series has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Mortgage-Backed Securities

The Series may invest in mortgage-backed securities (“MBS” or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the Series to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. For MBS there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds

The Series may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2018.

22

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Securities Purchased on a When-Issued Basis or Forward Commitment (continued)

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series on December 31, 2018.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio. No such investments were held by the Series on December 31, 2018.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2018, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2015 through December 31, 2018. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is

23

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Indemnifications (continued)

unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.40% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director, who each receive an additional annual stipend for these roles.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least April 30, 2019, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of a Class’s Shareholder Services Fee, at no more than 0.45% of average daily net assets. Accordingly, the Advisor waived fees of $151,113 for the year ended December 31, 2018, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated March 1, 2017, as amended, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Income Series); plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

24

Core Bond Series

Notes to Financial Statements (continued)

4.	Purchases and Sales of Securities

For the year ended December 31, 2018, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $58,509,006 and $84,567,297, respectively. Purchases and sales of U.S. Government securities, other than short-term securities, were $77,655,236 and $60,725,463, respectively.

5.	Capital Stock Transactions

Transactions in shares of Class S and I of Core Bond Series were:

CLASS S:	FOR THE YEAR ENDED 12/31/18		FOR THE YEAR ENDED 12/31/17
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	755,405	$7,789,737	1,026,314	$10,943,765
Reinvested	233,967	2,406,471	209,180	2,229,490
Repurchased	(2,366,041)	(24,491,257)	(1,189,385)	(12,671,590)

Total	(1,376,669)	$(14,295,049)	46,109	$501,665

CLASS I:	FOR THE YEAR ENDED 12/31/18		FOR THE YEAR ENDED 12/31/17
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,833,088	$27,002,772	3,683,528	$36,406,100
Reinvested	149,244	1,419,524	129,474	1,279,736
Repurchased	(2,682,885)	(25,663,918)	(2,679,046)	(26,480,661)

Total	299,447	$2,758,378	1,133,956	$11,205,175

Approximately 85% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in August 2019 unless extended or renewed. During the year ended December 31, 2018, the Series did not borrow under the line of credit.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2018.

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of

25

Core Bond Series

Notes to Financial Statements (continued)

8.	Foreign Securities (continued)

currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses including redesignation of distributions paid and wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2018, $21,876 was reclassified within the capital accounts from Paid-in Capital to Total Distributable Earnings (Loss). Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/18	FOR THE YEAR ENDED 12/31/17
Ordinary income	$4,476,238	$3,824,796
Long-term capital gains	$ 26,784	$ 305,304

At December 31, 2018, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$179,488,805
Unrealized appreciation	1,076,386
Unrealized depreciation	(3,290,631)

Net unrealized depreciation	$(2,214,245)

Capital loss carryforwards	$(3,312,785)

As of December 31, 2018, the Series had net short-term capital loss carryforwards of $2,136,551 and net long-term capital loss carryforwards of $1,176,234, which may be carried forward indefinitely.

26

Core Bond Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Core Bond Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Core Bond Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 15, 2019

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

27

Core Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 15, 2018, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered for renewal by the Board, including all of the Directors who are not “interested persons” (“Independent Directors”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). In connection with the decision whether to renew the Agreement, a variety of material was provided to the Board in advance of the meeting for their review and consideration. The Board also held a working session on October 31, 2018 to review and discuss information provided to the Board, and for the Board to request additional information.

Representatives of the Advisor attended a portion of the working session and attended the Board meeting. The Advisor provided supplemental information requested by the Board and presented additional oral information to the Board to assist the Board in its considerations. In addition to the information furnished by the Advisor, the Board was provided with a legal memorandum discussing its fiduciary duties related to its approval of the continuation of the Agreement. Legal counsel for the Fund discussed with the Board the applicable legal considerations. In addition, the Board received in-person presentations about the Fund throughout the year.

The Independent Directors were advised by independent legal counsel with respect to these matters. The Independent Directors also met separately in an executive session with their legal counsel without any representatives of the Advisor present.

The Directors’ determinations at the meeting were made on the basis of each Director’s business judgment after consideration of all the information presented. In deciding to recommend the renewal of the Agreement with respect to each Series of the Fund, the Independent Directors did not identify any single or particular piece of information that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.

•

The Board considered the nature and quality of services provided by the Advisor under the Agreement for over 30 years including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board considered the numerous services performed by the Advisor and its affiliates beyond those stated in the Agreements. The Board also considered the Advisor’s personnel who perform services to the Fund, changes in senior or key personnel, the strength of the Advisor’s compliance infrastructure, policies and procedures relating to compliance with securities regulations, reputation, expertise and resources. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the Advisor’s investments teams, including changes to the investment teams and investment team’s compensation during the past year, and the investment process. The Board considered the performance of each Series since its inception, as well as over multiple time periods including: one year, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered (and considers on a quarterly basis) a number of other factors relevant to performance at the meeting including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives; the breadth of the Fund’s product offerings; and performance over reasonable time periods. The Board discussed with Representatives of the Advisor, short-term performance challenges in the Fund’s core strategies that have resulted in a downward trend in assets under management. After discussion, the Board concluded that notwithstanding the performance challenges of certain Series, the nature and quality of the investment management services provided by the Advisor to the Fund supported the renewal of the agreement.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor. The Advisor also presented pro-forma information related to several management fee and overall expense reductions that were set to take effect in early 2019. These changes were approved by the Board in a prior meeting and by shareholders at a Shareholder Meeting in May 2018.

•

The Board considered whether the Advisor had achieved economies of scale with respect to its services to the Fund. The Board acknowledged the expense caps incorporated in the Fund’s current fee structure, which requires the Advisor to

28

Core Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

subsidize the expenses of the Series operating above their expense cap, noting that 27 Series of the Fund are currently receiving expense reimbursements from the Advisor. The Board concluded that the Fund would need to grow in assets before the Advisor would be able to achieve meaningful economies of scale.

•

The Advisor provided the Board with information comparing each Series’ contractual management fees with the Advisor’s standard advisory fees for separate accounts and collective investment trusts. The Board considered that the range of services provided to the Series is more extensive than for the Advisor’s other clients due to additional infrastructure, administrative and regulatory requirements related to operating a mutual fund.

•

The current and pro-forma advisory fees, 12b-1 Distribution and Service Fees, other expenses (e.g. a combination of Shareholder Services Fees, intermediary sub-transfer agent fees, routine operating expenses and Acquired Fund Fees and Expenses for fund-of-fund Series) and total expense ratios of each Series and share class were compared and ranked (on both a mean and median basis) against respective peer universes. Respective peer universes included funds of a similar size and with similar investment objectives and expense characteristics as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the comparisons and rankings of fees and net expense ratios for each Series of the Fund and the methodology behind the comparison. The Board considered the Advisor’s active portfolio management that results in portfolios that are more differentiated than the construction of their benchmarks. Based on their review of the information provided, the Board concluded that the current and pro-forma fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. The Board was provided with information on the Advisor’s financial condition and profitability by mutual fund agreement and by Series. Information provided by the Advisor addressed the anticipated effects of the upcoming fee reductions. The Board discussed the Advisor’s revenues generated from the Fund and its expenses associated with providing the services under the Agreement. The Advisor presented the Board with information on firm wide investment management profitability to provide a comparison of the Advisor’s profitability from its Fund activities relative to its profitability from its other investment management business. In addition, the Board reviewed the Advisor’s expense allocation methodology used to calculate profitability since many of the Advisor’s resources and expenses are shared across the Advisor’s various investment management vehicles. The Board considered the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include participation in a joint insurance program, sharing of compensation expenses for certain shared personnel, relationships with large service providers, the utilization of Series within the Advisor’s separately managed accounts and certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. The Board concluded that these additional benefits to the Advisor were reasonable.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of the Independent Directors, concluded that the compensation under the Agreement was fair and reasonable with respect to each Series in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment, and that the renewal of the Agreement would be in the best interests of each Series and its shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Agreement, but indicated that the Board based its determination on the total mix of information available to it.

29

Core Bond Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director
Term of Office & Length of Time Served:	Indefinite – Chairman and Director since November 2018[1]
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer (2018 – Present); Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004-2006) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A
Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During	Fannie Mae (1995-2008)
Past 5 Years:	The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation
(investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments);
Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During Past 5 Years:

Incyte Corp. (biotech)(2000-present); ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014); HLTH (WebMD)(information)(2000-2010); Cheyne Capital International (investment)(2000-2017); GMP Companies (investment)(2000-2011); Cytos Biotechnology Ltd (biotechnology)(2012-2014); Cerus (biomedical)(2016-present); PureEarth(non-profit)(2012-present); Caelum BioSciences (biomedical)(2018-present)

30

Core Bond Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-2018) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During Past 5 Years:	Boston Early Music Festival (non-profit)(2007-present); Amherst Early Music, Inc. (non-profit)(2009-present); Gotham Early Music Scene, Inc.
(non-profit)(2009-present); Partnership for New York City, Inc.
(non-profit)(1989-2010); New York Collegium (non-profit)(2004-2011); S’Cool Sounds, Inc. (non-profit)(2017-present)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	83
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994- present) - The Greening Group (business consultants);
Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(1972-present); Culinary Institute of America (non-profit college)(1985-present); George Eastman
Museum (museum)(1988-present); National Restaurant Association
(restaurant trade organization)(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating
Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto
manufacturer)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(2005-present); Town of Greenburgh, NY Planning Board (municipal government) (2015-2018)

Officers:

Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	55
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-CEO since 2018, Co-Director of Research (2002
– 2015) - Manning & Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer, or Senior Trust Officer

31

Core Bond Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company; Chief Financial Officer (2017-2018) - Rainier Investment Management Mutual Funds, Inc.

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2004; Anti-Money Laundering Officer since 2002; Corporate Secretary (1997-2016) - Manning & Napier Fund, Inc.; Chief Compliance Officer and Anti-Money Laundering Officer (2017-2018) – Rainier Investment Management Mutual Funds, Inc.
Principal Occupation(s) During Past 5 Years:	Managing Director, Compliance & Regulatory Affairs since 2018; Director of Compliance (2005-2018); Compliance Manager (1995-2005) – Manning & Napier Advisors, LLC and affiliates; Corporate Secretary – Manning &
Napier Investor Services, Inc. since 2006

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Assistant Vice President
Term of Office[1] & Length of Time Served:	Since 2017
Principal Occupation(s) During Past 5 Years:	Director of Funds Group since 2017; Fund Product and Strategy Manager
(2014-2017); Senior Product and Strategy Analyst (2013-2014); Product
and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC;
President, Director – Manning & Napier Investor Services, Inc. since 2018

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	36
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

32

Core Bond Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	57
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation - Manning & Napier Advisors, LLC since 2009 Holds one or more of the following titles for various affiliates: Director

*Interested Director, within the meaning of the 1940 Act by reason of her positions with the Fund’s investment advisor, Manning & Napier Advisors, LLC and Distributor, Manning & Napier Investor Services, Inc.

1 The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

33

Core Bond Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNCOB-12/18-AR

Manning & Napier Fund, Inc.

High Yield Bond Series

Beginning on February 25, 2021, as permitted by Securities and Exchange Commission regulations, paper copies of the Series’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.

You may elect to receive all future annual and semi-annual reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.

High Yield Bond Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

The investment environment we witnessed over the past twelve months was far more volatile than in prior years. It resulted in a sharp drawdown in global equity markets during the fourth quarter of 2018.

For the fiscal year ending on December 31, 2018, US equities experienced negative returns, with the S&P 500 Total Return Index falling 4.38%. International equity performance was somewhat worse, with the MSCI ACWI ex USA Index returning negative 14.20%.

In fixed income, domestic investment-grade bond performance was essentially flat for the year, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, rising 0.01% as income generated over the period was offset by rising interest rates (when interest rates rise, bond prices fall).

We believe recent volatility, both at the beginning and end of last year, is reflective of what investors should expect going forward. While we do not believe we are immediately heading for a recession, we see recent developments within the US and abroad as an indication that we are entering a higher risk period for financial markets.

The US economy is likely approaching a period of peak growth. It continues to show signs of progressing toward the later stages of its economic and market cycle (typical characteristics of an end-of-cycle phase are an economic recession and financial market selloff).

As economic growth decelerates to more sustainable levels, we believe that investors are facing a growing risk of disappointment. At the same time, key global risks remain, including trade tensions, geopolitical uncertainty, and tightening monetary policy.

Considering the current economic and market backdrop, we believe investors should temper their performance expectations. The returns experienced over the latter half of the post-Global Financial Crisis bull market are unlikely to continue.

Additionally, given our cautious outlook, we are reviewing current and prospective investments for excessive risk exposures, and we have adjusted our positioning across many of our portfolios. Going forward, we will continue to follow our disciplines, focusing on flexibility and selectivity in today’s incredibly dynamic investment environment.

With this in mind, in the enclosed we discuss recent fund performance, highlight our positioning, and briefly provide our outlook amid the current investment environment.

We hope that you find this information helpful, and we look forward to working with you in the years ahead. Thank you for your continued confidence in Manning & Napier.

Sincerely,

Manning & Napier Advisors, LLC

The S&P 500 Index is an unmanaged, capitalization-weighted measure comprised of 500 leading U.S. companies to gauge U.S. large cap equities. The Index returns do not reflect any fees or expenses. The Index includes dividends, but not the reinvestment of dividends. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2019 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The MSCI ACWI ex USA Index (ACWIxUS) is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

1

High Yield Bond Series

Fund Commentary

(unaudited)

Investment Objective

To provide a high level of long-term total return, which is a combination of income and capital appreciation. Under normal circumstances, the Series will invest at least 80% of its assets in bonds that are rated below investment-grade (junk bonds), and/or securities that are designed to track the performance of non-investment grade securities, principally exchange-traded funds.

Performance Commentary

The Series’ primary benchmark, the ICE Bank of America Merrill Lynch BB-B US Cash Pay High Yield index experienced negative performance of 2.02% for 2018, while the ICE Bank of America Merrill Lynch US Cash Pay High Yield Index (the Series’ secondary benchmark) returned negative 2.26%. Over the same time period, the High Yield Bond Series Class I shares generated negative returns of 0.98% (Class S shares returned negative 1.31%).

In 2018, the Series’ outperformance was primarily attributable to strong security selection, particularly in basic industry, autos, and financial services. The Series also benefitted from an underweight to media and retail, as well as a slight overweight to energy.

Resulting from a notable corporate bond spread widening in the fourth quarter, we’ve seen a bit of a reset in the credit cycle as valuations have become more attractive (bond spreads are the extra yield investors receive for owning a riskier bond versus a Treasury bond). That said, we recognize that potential headwinds exist in the market going forward, including geopolitical concerns (trade wars, uncertainty regarding Brexit, etc.), decelerating economic growth, and tightening monetary policy globally. Both leverage and coverage remain high in credit markets.

As such, our principle focus is on higher quality companies with stronger balance sheets, stability of margins, and a demonstrated history of strong free cash flow generation throughout the cycle. We continue to be positioned in corporate issuers rather than leveraged buyouts, and have seen value in shorter-dated high yield securities (3 years and under).

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863. Performance for the High Yield Bond Series Class S shares is provided above. Performance for the Class I shares will be higher based on the Class’ lower expenses.

Please see the next page for additional performance information as of December 31, 2018.

There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. Investments in higher-yielding, lower-rated securities involve additional risks, including a higher risk of default and loss of principal.

The Intercontinental Exchange (ICE) Bank of America Merrill Lynch (BofAML) U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, issued in the U.S. domestic market. Qualifying securities must have at least one year remaining term to final maturity as of the rebalancing date, at least 18 months to final maturity at the time of issuance, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

The ICE BofAML BB-B U.S. Cash Pay High Yield Index is a subset of the ICE BofAML U.S. Cash Pay High Yield Index. The Index includes all U.S. dollar denominated below investment grade corporate debt securities currently in a coupon paying period rated BB1 through B3.

The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

2

High Yield Bond Series

Performance Update as of December 31, 2018

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - High Yield Bond Series - Class S3	-1.31%	3.68%	6.75%
Manning & Napier Fund, Inc. - High Yield Bond Series - Class I3,4	-0.98%	3.96%	6.94%
Intercontinental Exchange (ICE) Bank of America Merrill Lynch (BofAML) BB-B U.S. Cash Pay High Yield Index [5]	-2.02%	3.86%	7.22%
Intercontinental Exchange (ICE) Bank of America Merrill Lynch (BofAML) U.S. Cash Pay High Yield Index [6]	-2.26%	3.81%	7.54%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - High Yield Bond Series Class S from its inception2 (September 14, 2009) to present (December 31, 2018) to the Intercontinental Exchange (ICE) Bank of America Merrill Lynch (BofAML) BB-B U.S. Cash Pay High Yield Index and Intercontinental Exchange (ICE) Bank of America Merrill Lynch (BofAML) U.S. Cash Pay High Yield Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from September 14, 2009, the Class S inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2018, this net expense ratio was 0.90% for Class S and 0.65% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.98% for Class S and 0.73% for Class I for the year ended December 31, 2018.

4For periods through August 1, 2012 (the inception date of the Class I shares), performance for the Class I shares is based on historical performance of the Class S shares. Because Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

5The Intercontinental Exchange (ICE) Bank of America Merrill Lynch (BofAML) BB-B U.S. Cash Pay High Yield Index is a subset of the ICE BofAML U.S. Cash Pay High Yield Index. The Index includes all U.S. dollar denominated below investment grade corporate debt securities currently in a coupon paying period rated BB1 through B3. Qualifying securities must have at least one year remaining term to final maturity, at least 18 months to final maturity at point of issuance, a fixed coupon schedule, and a minimum amount outstanding of $250 million. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

3

High Yield Bond Series

Performance Update as of December 31, 2018

(unaudited)

6The Intercontinental Exchange (ICE) Bank of America Merrill Lynch (BofAML) U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, issued in the U.S. domestic market. Qualifying securities must have at least one year remaining term to final maturity as of the rebalancing date, at least 18 months to final maturity at the time of issuance, a fixed coupon schedule, and a minimum amount outstanding of $250 million. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg

4

High Yield Bond Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/18	ENDING ACCOUNT VALUE 12/31/18	EXPENSES PAID DURING PERIOD* 7/1/18-12/31/18	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$ 987.65	$4.51	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58	0.90%
Class I
Actual	$1,000.00	$ 988.58	$3.26	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31	0.65%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year. therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

5

High Yield Bond Series

Portfolio Composition as of December 31, 2018

(unaudited)

6

High Yield Bond Series

Investment Portfolio - December 31, 2018

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS - 93.9%

Non-Convertible Corporate Bonds - 93.9%
Communication Services - 8.2%
Media - 4.5%
CSC Holdings LLC[2], 5.50%, 5/15/2026	Ba2	$1,335,000	$1,258,238
Telenet Finance Luxembourg Notes S.A.R.L (Belgium)[2], 5.50%, 3/1/2028	Ba3	2,400,000	2,172,000
UPCB Finance IV Ltd. (Netherlands)[2], 5.375%, 1/15/2025	Ba3	1,854,000	1,733,712

			5,163,950

Wireless Telecommunication Services - 3.7%
Hughes Satellite Systems Corp., 5.25%, 8/1/2026	Ba2	3,400,000	3,115,250
Inmarsat Finance plc (United Kingdom)[2], 4.875%, 5/15/2022	Ba3	1,229,000	1,158,824

			4,274,074

Total Communication Services			9,438,024

Consumer Discretionary - 10.2%
Household Durables - 10.2%
Century Communities, Inc., 5.875%, 7/15/2025	B2	2,805,000	2,468,400
LGI Homes, Inc.[2], 6.875%, 7/15/2026	B1	1,960,000	1,759,100
Meritage Homes Corp., 5.125%, 6/6/2027	Ba2	1,535,000	1,304,750
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 4.375%, 6/15/2019	Ba3	1,985,000	1,970,112
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 5.875%, 6/15/2024	Ba3	1,960,000	1,749,300
Weekley Homes LLC - Weekley Finance Corp., 6.00%, 2/1/2023	B3	1,045,000	977,075
Weekley Homes LLC - Weekley Finance Corp., 6.625%, 8/15/2025	B3	1,620,000	1,486,350

Total Consumer Discretionary			11,715,087

Energy - 16.6%
Energy Equipment & Services - 2.5%
Shelf Drilling Holdings Ltd. (United Arab Emirates)[2], 8.25%, 2/15/2025	B2	1,945,000	1,662,975
TerraForm Power Operating, LLC[2], 5.00%, 1/31/2028	B1	1,400,000	1,232,000

			2,894,975

Oil, Gas & Consumable Fuels - 14.1%
American Midstream Partners LP - American Midstream Finance Corp.[2], 9.50%, 12/15/2021	Caa1	1,985,000	1,865,900
DCP Midstream Operating LP2, 5.35%, 3/15/2020	Ba2	1,200,000	1,204,500
Dynagas LNG Partners LP - Dynagas Finance, Inc. (Monaco), 6.25%, 10/30/2019	WR3	1,795,000	1,700,763
GasLog Ltd. (Monaco), 8.875%, 3/22/2022	WR3	2,615,000	2,641,150
Genesis Energy LP - Genesis Energy Finance Corp., 5.625%, 6/15/2024	B1	1,450,000	1,243,375
Jonah Energy LLC - Jonah Energy Finance Corp.[2], 7.25%, 10/15/2025	B3	2,610,000	1,670,400
Rockies Express Pipeline, LLC[2], 5.625%, 4/15/2020	Ba1	1,380,000	1,380,000
Seven Generations Energy Ltd. (Canada)[2], 5.375%, 9/30/2025	Ba3	1,340,000	1,199,300
Southwestern Energy Co.[4], 6.20%, 1/23/2025	Ba3	1,845,000	1,648,969

The accompanying notes are an integral part of the financial statements.

7

High Yield Bond Series

Investment Portfolio - December 31, 2018

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
W&T Offshore, Inc.[2], 9.75%, 11/1/2023	B3	$1,940,000	$1,697,500

			16,251,857

Total Energy			19,146,832

Financials - 9.2%
Capital Markets - 1.0%
LPL Holdings, Inc.[2], 5.75%, 9/15/2025	B2	1,260,000	1,181,250

Consumer Finance - 2.7%
Navient Corp., 7.25%, 9/25/2023	Ba3	1,235,000	1,133,112
SLM Corp., 5.125%, 4/5/2022	Ba2	2,029,000	1,968,130

			3,101,242

Diversified Financial Services - 3.5%
FS Energy & Power Fund[2], 7.50%, 8/15/2023	Ba3	2,560,000	2,432,000
Oxford Finance, LLC - Oxford Finance Co.- Issuer II, Inc.[2], 6.375%, 12/15/2022	Ba3	1,635,000	1,610,475

			4,042,475

Insurance - 1.0%
CNO Financial Group, Inc., 5.25%, 5/30/2025	Baa3	1,200,000	1,143,000

Thrifts & Mortgage Finance - 1.0%
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp.[2], 5.875%, 8/1/2021	Ba3	1,130,000	1,127,175

Total Financials			10,595,142

Health Care - 4.8%
Health Care Providers & Services - 2.7%
DaVita, Inc., 5.00%, 5/1/2025	Ba3	2,045,000	1,855,838
MEDNAX, Inc.[2], 6.25%, 1/15/2027	Ba2	1,295,000	1,249,675

			3,105,513

Pharmaceuticals - 2.1%
Horizon Pharma, Inc. - Horizon Pharma USA, Inc.[2], 8.75%, 11/1/2024	B3	2,450,000	2,486,750

Total Health Care			5,592,263

Industrials - 21.9%
Aerospace & Defense - 1.0%
Arconic, Inc., 5.125%, 10/1/2024	Ba2	1,210,000	1,161,612

Airlines - 2.2%
Allegiant Travel Co., 5.50%, 7/15/2019	B1	1,229,000	1,229,000
American Airlines Group, Inc.[2], 5.50%, 10/1/2019	B1	1,265,000	1,268,163

			2,497,163

The accompanying notes are an integral part of the financial statements.

8

High Yield Bond Series

Investment Portfolio - December 31, 2018

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Commercial Services & Supplies - 5.1%
The ADT Security Corp., 5.25%, 3/15/2020	Ba3		$1,200,000	$1,203,000
The ADT Security Corp., 4.125%, 6/15/2023	Ba3		1,400,000	1,281,000
Covanta Holding Corp., 6.00%, 1/1/2027	B1		1,685,000	1,508,075
W/S Packaging Holdings, Inc.[2], 9.00%, 4/15/2023	B3		1,910,000	1,900,450

				5,892,525

Construction & Engineering - 2.1%
Tutor Perini Corp.[2], 6.875%, 5/1/2025	B1		2,600,000	2,418,000

Marine - 4.2%
Borealis Finance, LLC[2], 7.50%, 11/16/2022	WR3		2,650,000	2,451,250
Global Ship Lease, Inc. (United Kingdom)[2], 9.875%, 11/15/2022	B3		2,515,000	2,389,250

				4,840,500

Trading Companies & Distributors - 5.4%
Aircastle Ltd., 6.25%, 12/1/2019	Baa3		1,295,000	1,325,844
Fortress Transportation & Infrastructure Investors, LLC [2], 6.50%, 10/1/2025	B1		2,000,000	1,870,000
International Lease Finance Corp., 6.25%, 5/15/2019	Baa3		1,170,000	1,180,350
Park Aerospace Holdings Ltd. (Ireland)[2], 4.50%, 3/15/2023	Ba2		1,980,000	1,851,300

				6,227,494

Transportation Infrastructure - 1.9%
Eagle Bulk Shipco, LLC, 8.25%, 11/28/2022	WR3		1,764,000	1,719,900
MPC Container Ships Invest B.V. (Norway)[5,6], (3 mo. LIBOR US + 4.750%), 7.572%, 9/22/2022	WR	[3]	500,000	487,320

				2,207,220

Total Industrials				25,244,514

Information Technology - 2.4%
Semiconductors & Semiconductor Equipment - 1.4%
MagnaChip Semiconductor Corp. (South Korea), 6.625%, 7/15/2021	B2		1,780,000	1,584,200

Software - 1.0%
Nuance Communications, Inc., 5.625%, 12/15/2026	Ba3		1,230,000	1,168,500

Total Information Technology				2,752,700

Materials - 11.4%
Chemicals - 1.8%
LSB Industries, Inc.[2], 9.625%, 5/1/2023	Caa1		2,015,000	2,045,225

Containers & Packaging - 1.6%
Ardagh Packaging Finance plc - Ardagh Holdings USA, Inc. (Ireland) [2], 6.00%, 2/15/2025	B3		2,060,000	1,901,627

Metals & Mining - 8.0%
First Quantum Minerals Ltd. (Zambia)[2], 7.25%, 4/1/2023	B3		635,000	558,800

The accompanying notes are an integral part of the financial statements.

9

High Yield Bond Series

Investment Portfolio - December 31, 2018

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Materials (continued)
Metals & Mining (continued)
Mountain Province Diamonds, Inc. (Canada)[2], 8.00%, 12/15/2022	B3		$2,949,000	$2,957,847
Northwest Acquisitions ULC - Dominion Finco, Inc.[2], 7.125%, 11/1/2022	Ba3		3,195,000	3,156,021
Petra Diamonds US Treasury plc (South Africa)[2], 7.25%, 5/1/2022	B3		1,325,000	1,225,625
Techniplas LLC[2], 10.00%, 5/1/2020	Caa2		1,395,000	1,283,400

				9,181,693

Total Materials				13,128,545

Real Estate - 3.8%
Equity Real Estate Investment Trusts (REITS) - 3.8%
Greystar Real Estate Partners, LLC[2], 5.75%, 12/1/2025	B1		2,020,000	1,974,550
iStar, Inc., 5.25%, 9/15/2022	Ba3		2,025,000	1,893,172
SBA Communications Corp., 4.875%, 9/1/2024	B2		615,000	578,100

Total Real Estate				4,445,822

Utilities - 5.4%
Gas Utilities - 1.7%
NGL Energy Partners LP - NGL Energy Finance Corp., 6.125%, 3/1/2025	B2		2,252,000	1,936,720

Independent Power and Renewable Electricity Producers - 3.7%
Atlantica Yield plc (Spain)[2], 7.00%, 11/15/2019	B1		1,740,000	1,761,750
Drax Finco plc (United Kingdom)[2], 6.625%, 11/1/2025	BB	[7]	2,555,000	2,510,288

Total Utilities				6,208,758

Total Non-Convertible Corporate Bonds (Identified Cost $115,134,809)				108,267,687

MUTUAL FUND - 1.9%
SPDR Bloomberg Barclays High Yield Bond ETF (Identified Cost $2,307,653)			66,760	2,242,468

SHORT-TERM INVESTMENT - 2.9%
Dreyfus Government Cash Management, Institutional Shares, 2.29%[8], (Identified Cost $3,297,223)			3,297,223	3,297,223

TOTAL INVESTMENTS - 98.7% (Identified Cost $120,739,685)				113,807,378

OTHER ASSETS, LESS LIABILITIES - 1.3%				1,553,934

NET ASSETS - 100%				$115,361,312

The accompanying notes are an integral part of the financial statements.

10

High Yield Bond Series

Investment Portfolio - December 31, 2018

ETF - Exchange-Traded Fund

1Credit ratings from Moody’s (unaudited).

2Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $63,605,320, or 55.1% of the Series’ net assets as of December 31, 2018.

3Credit rating has been withdrawn. As of December 31, 2018, there is no rating available (unaudited).

4Step coupon rate security - Rate steps up/down by 25 basis points upon rating downgrade/upgrade by Moody’s and S&P rating agencies (Subject to a maximum of 100 basis points per agency, 200 basis points maximum).

5Floating rate security. Rate shown is the rate in effect as of December 31, 2018.

6Illiquid security - This security was acquired on December 13, 2018 at a cost of $495,000 ($99.00 per share). This security has been determined to be illiquid under guidelines established by the Board of Directors. This security amounts to $487,320, or 0.4% of the Series’ net assets as of December 31, 2018.

7Credit ratings from S&P (unaudited).

8Rate shown is the current yield as of December 31, 2018.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

11

High Yield Bond Series

Statement of Assets and Liabilities

December 31, 2018

ASSETS:
Investments, at value (identified cost $120,739,685) (Note 2)	$113,807,378
Interest receivable	1,679,673
Receivable for fund shares sold	58,495
Dividends receivable	6,017
Prepaid expenses	12,570

TOTAL ASSETS	115,564,133

LIABILITIES:

Accrued management fees (Note 3)	47,076
Accrued fund accounting and administration fees (Note 3)	18,866
Accrued shareholder services fees (Class S) (Note 3)	18,014
Accrued Chief Compliance Officer service fees (Note 3)	427
Payable for fund shares repurchased	100,375
Other payables and accrued expenses	18,063

TOTAL LIABILITIES	202,821

TOTAL NET ASSETS	$115,361,312

NET ASSETS CONSIST OF:

Capital stock	$127,184
Additional paid-in-capital	128,490,746
Total distributable earnings (loss)	(13,256,618)

TOTAL NET ASSETS	$115,361,312

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($82,399,404/ 8,698,837 shares)	$9.47

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($32,961,908/ 4,019,514 shares)	$8.20

The accompanying notes are an integral part of the financial statements.

12

High Yield Bond Series

Statement of Operations

For the Year Ended December 31, 2018

INVESTMENT INCOME:

Interest	$7,122,505
Dividends	201,847

Total Investment Income	7,324,352

EXPENSES:

Management fees (Note 3)	646,235
Shareholder services fees (Class S) (Note 3)	221,075
Fund accounting and administration fees (Note 3)	64,608
Directors’ fees (Note 3)	9,607
Chief Compliance Officer service fees (Note 3)	4,635
Custodian fees	7,104
Miscellaneous	129,106

Total Expenses	1,082,370
Less reduction of expenses (Note 3)	(97,562)

Net Expenses	984,808

NET INVESTMENT INCOME	6,339,544

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	480,420
Net change in unrealized appreciation (depreciation) on investments	(8,475,559)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(7,995,139)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,655,595)

The accompanying notes are an integral part of the financial statements.

13

High Yield Bond Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/18	FOR THE YEAR ENDED 12/31/17
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$6,339,544	$6,236,355
Net realized gain (loss) on investments	480,420	361,429
Net change in unrealized appreciation (depreciation) on investments	(8,475,559)	2,744,269

Net increase (decrease) from operations	(1,655,595)	9,342,053

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(4,387,135)	(4,727,141)
Class I	(1,907,413)	(1,589,639)
From return of capital (Class S)	—	(48,416)
From return of capital (Class I)	—	(16,281)

Total distributions to shareholders	(6,294,548)	(6,316,780)[1]

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	2,318,967	5,388,383

Net increase (decrease) in net assets	(5,631,176)	8,413,656

NET ASSETS:
Beginning of year	120,992,488	112,578,832

End of year[2]	$115,361,312	$120,992,488

1 For the year ended December 31, 2017, the distributions to shareholder from net investment income were $4,678,725 (Class S) and $1,573,358 (Class I), respectively.

2 Includes accumulated undistributed (overdistributed) net investment income of $0 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

The accompanying notes are an integral part of the financial statements.

14

High Yield Bond Series

Financial Highlights - Class S

	FOR THE YEAR ENDED
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.09	$9.79	$9.21	$10.04	$10.64

Income (loss) from investment operations:
Net investment income[1]	0.53	0.54	0.56	0.51	0.52
Net realized and unrealized gain (loss) on investments	(0.65)	0.28	0.66	(0.82)	(0.30)

Total from investment operations	(0.12)	0.82	1.22	(0.31)	0.22

Less distributions to shareholders:
From net investment income	(0.50)	(0.51)	(0.64)	(0.52)	(0.50)
From net realized gain on investments	—	—	—	—	(0.32)
From return of capital	—	(0.01)	—	—	—

Total distributions to shareholders	(0.50)	(0.52)	(0.64)	(0.52)	(0.82)

Net asset value - End of year	$9.47	$10.09	$9.79	$9.21	$10.04

Net assets - End of year (000’s omitted)	$82,399	$94,533	$89,921	$108,202	$202,772

Total return[2]	(1.31%)	8.49%	13.41%	(3.28%)	2.04%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.90%	0.90%	0.94%	1.11%	1.11%
Net investment income	5.32%	5.31%	5.82%	5.04%	4.78%
Portfolio turnover	100%	106%	77%	109%	104%

*For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.08%	0.07%	0.02%	N/A	N/A

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain years.

The accompanying notes are an integral part of the financial statements.

15

High Yield Bond Series

Financial Highlights - Class I

	FOR THE YEAR ENDED
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$8.80	$8.61	$8.18	$8.97	$9.59

Income (loss) from investment operations:
Net investment income[1]	0.49	0.49	0.52	0.47	0.49
Net realized and unrealized gain (loss) on investments	(0.57)	0.25	0.57	(0.72)	(0.26)

Total from investment operations	(0.08)	0.74	1.09	(0.25)	0.23

Less distributions to shareholders:
From net investment income	(0.52)	(0.54)	(0.66)	(0.54)	(0.53)
From net realized gain on investments	—	—	—	—	(0.32)
From return of capital	—	(0.01)	—	—	—

Total distributions to shareholders	(0.52)	(0.55)	(0.66)	(0.54)	(0.85)

Net asset value - End of year	$8.20	$8.80	$8.61	$8.18	$8.97

Net assets - End of year (000’s omitted)	$32,962	$26,459	$22,658	$52,383	$41,586

Total return[2]	(0.98%)	8.68%	13.60%	(2.93%)	2.33%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.65%	0.65%	0.68%	0.87%	0.86%
Net investment income	5.63%	5.57%	6.04%	5.34%	5.05%
Portfolio turnover	100%	106%	77%	109%	104%

*For the certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.08%	0.07%	0.02%	N/A	N/A

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain years.

The accompanying notes are an integral part of the financial statements.

16

High Yield Bond Series

Notes to Financial Statements

1.	Organization

High Yield Bond Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide a high level of long-term total return by investing principally in non-investment grade fixed income securities that are issued by government and corporate entities.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The series is authorized to issue two classes of shares (Class S & Class I). Each class of shares is substantially the same, except that Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2018, 10.4 billion shares have been designated in total among 34 series, of which 100 million have been designated as High Yield Bond Series Class I common stock, 125 million have been designated as High Yield Bond Series Class S common stock, 50 million have been designated as High Yield Bond Series Class W common stock, and 100 million have been designated as High Yield Bond Series Class Z common stock. Class W common stock and Class Z common stock are not currently offered for sale.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds, loan assignments, and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service. The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

The fair value of loan assignments is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loan assignments are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable, in which case they would be categorized in Level 3.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

17

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2018 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt Securities:
Corporate debt:
Communication Services	$9,438,024	$—	$9,438,024	$—
Consumer Discretionary	11,715,087	—	11,715,087	—
Energy	19,146,832	—	19,146,832	—
Financials	10,595,142	—	10,595,142	—
Health Care	5,592,263	—	5,592,263	—
Industrials	25,244,514	—	25,244,514	—
Information Technology	2,752,700	—	2,752,700	—
Materials	13,128,545	—	13,128,545	—
Real Estate	4,445,822	—	4,445,822	—
Utilities	6,208,758	—	6,208,758	—
Mutual fund	5,539,691	5,539,691	—	—

Total assets	$113,807,378	$5,539,691	$108,267,687	$—

There were no Level 3 securities held by the Series as of December 31, 2017 or December 31, 2018.

New Accounting Pronouncements

The Securities and Exchange Commission (SEC) adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather

18

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

New Accounting Pronouncements (continued)

than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Series financial statements for the year ended December 31, 2018. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08, Receivables –Nonrefundable Fees and Other Costs (Subtopic 310-320): “Premium Amortization of Purchased Callable Debt Securities” which shortens the amortized period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Series will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019 the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results of operations.

On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements under U.S. GAAP. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. An entity is permitted to early adopt any eliminated or modified disclosures upon issuance of this ASU and delay adoption of the new disclosures until their effective date. As such, each Series has early adopted the eliminated and modified disclosures, as permitted by this ASU.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

19

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2018.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series on December 31, 2018.

Asset-Backed Securities

The Series may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e. loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Series may subsequently have to reinvest the proceeds at lower interest rates. If the Series has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Mortgage-Backed Securities

The Series may invest in mortgage-backed securities (“MBS” or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the Series to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. For MBS, there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

20

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2018, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2015 through December 31, 2018. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

21

High Yield Bond Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.55% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director, who each receive an additional annual stipend for these roles.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least April 30, 2019, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of a Class’s Shareholder Services Fee, at no more than 0.65% of average daily net assets. Accordingly, the Advisor waived fees of $97,562 for the year ended December 31, 2018, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated March 1, 2017, as amended, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Income Series); plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

4.	Purchases and Sales of Securities

For the year ended December 31, 2018, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $111,383,749 and $113,363,001, respectively. There were no purchases or sales of U.S. Government securities.

22

High Yield Bond Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in shares of Class S and Class I shares of High Yield Bond Series were:

CLASS S	FOR THE YEAR ENDED 12/31/18		FOR THE YEAR ENDED 12/31/17
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,739,400	$17,402,185	2,254,918	$22,952,561
Reinvested	413,607	4,067,430	444,442	4,480,038
Repurchased	(2,824,655)	(28,102,329)	(2,513,638)	(25,384,999)

Total	(671,648)	$(6,632,714)	185,722	$2,047,600

CLASS I	FOR THE YEAR ENDED 12/31/18		FOR THE YEAR ENDED 12/31/17
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	3,138,986	$27,366,623	1,499,992	$13,370,960
Reinvested	172,346	1,470,674	145,852	1,286,685
Repurchased	(2,297,624)	(19,885,616)	(1,272,342)	(11,316,862)

Total	1,013,708	$8,951,681	373,502	$3,340,783

Approximately 65% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in August 2019 unless extended or renewed. During the year ended December 31, 2018, the Series did not borrow under the line of credit.

7.	Financial Instruments and Loan Assignments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2018.

The Series may invest in a loan assignment of all or a portion of the loans. The Series has direct rights against the borrower on a loan when it purchases an assignment; however, the Series’ rights may be more limited than the lender from which it acquired the assignment and the Series may be able to enforce its rights only through an administrative agent. Loan assignments are vulnerable to market conditions and may become illiquid due to economic conditions or other events may reduce the demand for loan assignments and certain loan assignments which were liquid when purchased may become illiquid.

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

23

High Yield Bond Series

Notes to Financial Statements (continued)

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including losses deferred due to wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/18	FOR THE YEAR ENDED 12/31/17
Ordinary income	$6,294,548	$6,252,083
Return of capital	—	$ 64,697

At December 31, 2018, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$120,772,195
Unrealized appreciation	80,147
Unrealized depreciation	(7,044,964)

Net unrealized depreciation	$(6,964,817)

Undistributed ordinary income	$44,996
Capital loss carryforwards	$(6,336,797)

The capital loss carryover utilized in the current year was $902,973.

As of December 31, 2018, the Series had net short-term capital loss carryforwards of $398,915 and net long-term capital loss carryforwards of $5,937,882, which may be carried forward indefinitely.

24

High Yield Bond Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of High Yield Bond Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of High Yield Bond Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 15, 2019

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

25

High Yield Bond Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $111,711 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 1.97%, or if different, the maximum allowable under tax law.

26

High Yield Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 15, 2018, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered for renewal by the Board, including all of the Directors who are not “interested persons” (“Independent Directors”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). In connection with the decision whether to renew the Agreement, a variety of material was provided to the Board in advance of the meeting for their review and consideration. The Board also held a working session on October 31, 2018 to review and discuss information provided to the Board, and for the Board to request additional information.

Representatives of the Advisor attended a portion of the working session and attended the Board meeting. The Advisor provided supplemental information requested by the Board and presented additional oral information to the Board to assist the Board in its considerations. In addition to the information furnished by the Advisor, the Board was provided with a legal memorandum discussing its fiduciary duties related to its approval of the continuation of the Agreement. Legal counsel for the Fund discussed with the Board the applicable legal considerations. In addition, the Board received in-person presentations about the Fund throughout the year.

The Independent Directors were advised by independent legal counsel with respect to these matters. The Independent Directors also met separately in an executive session with their legal counsel without any representatives of the Advisor present.

The Directors’ determinations at the meeting were made on the basis of each Director’s business judgment after consideration of all the information presented. In deciding to recommend the renewal of the Agreement with respect to each Series of the Fund, the Independent Directors did not identify any single or particular piece of information that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.

•

The Board considered the nature and quality of services provided by the Advisor under the Agreement for over 30 years including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board considered the numerous services performed by the Advisor and its affiliates beyond those stated in the Agreements. The Board also considered the Advisor’s personnel who perform services to the Fund, changes in senior or key personnel, the strength of the Advisor’s compliance infrastructure, policies and procedures relating to compliance with securities regulations, reputation, expertise and resources. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the Advisor’s investments teams, including changes to the investment teams and investment team’s compensation during the past year, and the investment process. The Board considered the performance of each Series since its inception, as well as over multiple time periods including: one year, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered (and considers on a quarterly basis) a number of other factors relevant to performance at the meeting including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives; the breadth of the Fund’s product offerings; and performance over reasonable time periods. The Board discussed with Representatives of the Advisor, short-term performance challenges in the Fund’s core strategies that have resulted in a downward trend in assets under management. After discussion, the Board concluded that notwithstanding the performance challenges of certain Series, the nature and quality of the investment management services provided by the Advisor to the Fund supported the renewal of the agreement.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor. The Advisor also presented pro-forma information related to several management fee and overall expense reductions that were set to take effect in early 2019. These changes were approved by the Board in a prior meeting and by shareholders at a Shareholder Meeting in May 2018.

•

The Board considered whether the Advisor had achieved economies of scale with respect to its services to the Fund. The Board acknowledged the expense caps incorporated in the Fund’s current fee structure, which requires the Advisor to

27

High Yield Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

subsidize the expenses of the Series operating above their expense cap, noting that 27 Series of the Fund are currently receiving expense reimbursements from the Advisor. The Board concluded that the Fund would need to grow in assets before the Advisor would be able to achieve meaningful economies of scale.

•

The Advisor provided the Board with information comparing each Series’ contractual management fees with the Advisor’s standard advisory fees for separate accounts and collective investment trusts. The Board considered that the range of services provided to the Series is more extensive than for the Advisor’s other clients due to additional infrastructure, administrative and regulatory requirements related to operating a mutual fund.

•

The current and pro-forma advisory fees, 12b-1 Distribution and Service Fees, other expenses (e.g. a combination of Shareholder Services Fees, intermediary sub-transfer agent fees, routine operating expenses and Acquired Fund Fees and Expenses for fund-of-fund Series) and total expense ratios of each Series and share class were compared and ranked (on both a mean and median basis) against respective peer universes. Respective peer universes included funds of a similar size and with similar investment objectives and expense characteristics as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the comparisons and rankings of fees and net expense ratios for each Series of the Fund and the methodology behind the comparison. The Board considered the Advisor’s active portfolio management that results in portfolios that are more differentiated than the construction of their benchmarks. Based on their review of the information provided, the Board concluded that the current and pro-forma fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. The Board was provided with information on the Advisor’s financial condition and profitability by mutual fund agreement and by Series. Information provided by the Advisor addressed the anticipated effects of the upcoming fee reductions. The Board discussed the Advisor’s revenues generated from the Fund and its expenses associated with providing the services under the Agreement. The Advisor presented the Board with information on firm wide investment management profitability to provide a comparison of the Advisor’s profitability from its Fund activities relative to its profitability from its other investment management business. In addition, the Board reviewed the Advisor’s expense allocation methodology used to calculate profitability since many of the Advisor’s resources and expenses are shared across the Advisor’s various investment management vehicles. The Board considered the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include participation in a joint insurance program, sharing of compensation expenses for certain shared personnel, relationships with large service providers, the utilization of Series within the Advisor’s separately managed accounts and certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. The Board concluded that these additional benefits to the Advisor were reasonable.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of the Independent Directors, concluded that the compensation under the Agreement was fair and reasonable with respect to each Series in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment, and that the renewal of the Agreement would be in the best interests of each Series and its shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Agreement, but indicated that the Board based its determination on the total mix of information available to it.

28

High Yield Bond Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director
Term of Office & Length of Time Served:	Indefinite – Chairman and Director since November 2018[1]
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer (2018 – Present); Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004-2006) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During Past 5 Years:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech)(2000-present); ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014); HLTH (WebMD)(information)(2000-2010); Cheyne Capital International (investment)(2000-2017); GMP Companies (investment)(2000-2011); Cytos Biotechnology Ltd (biotechnology)(2012-2014); Cerus (biomedical)(2016-present); PureEarth(non-profit)(2012-present); Caelum BioSciences (biomedical)(2018-present)

29

High Yield Bond Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-2018) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During Past 5 Years:	Boston Early Music Festival (non-profit)(2007-present); Amherst Early Music, Inc. (non-profit)(2009-present); Gotham Early Music Scene, Inc. (non-profit)(2009-present); Partnership for New York City, Inc. (non-profit)(1989-2010); New York Collegium (non-profit)(2004-2011); S’Cool Sounds, Inc. (non-profit)(2017-present)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	83
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994- present) - The Greening Group (business consultants); Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(1972-present); Culinary Institute of America (non-profit college)(1985-present); George Eastman Museum (museum)(1988-present); National Restaurant Association (restaurant trade organization)(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(2005-present); Town of Greenburgh, NY Planning Board (municipal government) (2015-2018)

Officers:

Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	55
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-CEO since 2018, Co-Director of

Research (2002 – 2015) - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer, or Senior Trust Officer

30

High Yield Bond Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company; Chief Financial Officer (2017-2018) - Rainier Investment Management Mutual Funds, Inc.

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2004; Anti-Money Laundering Officer since 2002; Corporate Secretary (1997-2016) - Manning & Napier Fund, Inc.; Chief Compliance Officer and Anti-Money Laundering Officer (2017-2018) – Rainier Investment Management Mutual Funds, Inc.
Principal Occupation(s) During Past 5 Years:	Managing Director, Compliance & Regulatory Affairs since 2018; Director of Compliance (2005-2018); Compliance Manager (1995-2005) – Manning & Napier Advisors, LLC and affiliates; Corporate Secretary – Manning & Napier Investor Services, Inc. since 2006

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Assistant Vice President
Term of Office[1] & Length of Time Served:	Since 2017
Principal Occupation(s) During Past 5 Years:	Director of Funds Group since 2017; Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC; President, Director – Manning & Napier Investor Services, Inc. since 2018

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	36
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

31

High Yield Bond Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	57
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation - Manning & Napier Advisors, LLC since 2009 Holds one or more of the following titles for various affiliates: Director

*Interested Director, within the meaning of the 1940 Act by reason of her positions with the Fund’s investment advisor, Manning & Napier Advisors, LLC and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

32

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33

High Yield Bond Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNHYB-12/18-AR

Manning & Napier Fund, Inc.

Income Series

Beginning on February 25, 2021, as permitted by Securities and Exchange Commission regulations, paper copies of the Series’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.

You may elect to receive all future annual and semi-annual reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.

Income Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

The investment environment we witnessed over the past twelve months was far more volatile than in prior years. It resulted in a sharp drawdown in global equity markets during the fourth quarter of 2018.

For the fiscal year ending on December 31, 2018, US equities experienced negative returns, with the S&P 500 Total Return Index falling 4.38%. International equity performance was somewhat worse, with the MSCI ACWI ex USA Index returning negative 14.20%.

In fixed income, domestic investment-grade bond performance was essentially flat for the year, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, rising 0.01% as income generated over the period was offset by rising interest rates (when interest rates rise, bond prices fall).

We believe recent volatility, both at the beginning and end of last year, is reflective of what investors should expect going forward. While we do not believe we are immediately heading for a recession, we see recent developments within the US and abroad as an indication that we are entering a higher risk period for financial markets.

The US economy is likely approaching a period of peak growth. It continues to show signs of progressing toward the later stages of its economic and market cycle (typical characteristics of an end-of-cycle phase are an economic recession and financial market selloff).

As economic growth decelerates to more sustainable levels, we believe that investors are facing a growing risk of disappointment. At the same time, key global risks remain, including trade tensions, geopolitical uncertainty, and tightening monetary policy.

Considering the current economic and market backdrop, we believe investors should temper their performance expectations. The returns experienced over the latter half of the post-Global Financial Crisis bull market are unlikely to continue.

Additionally, given our cautious outlook, we are reviewing current and prospective investments for excessive risk exposures, and we have adjusted our positioning across many of our portfolios. Going forward, we will continue to follow our disciplines, focusing on flexibility and selectivity in today’s incredibly dynamic investment environment.

With this in mind, in the enclosed we discuss recent fund performance, highlight our positioning, and briefly provide our outlook amid the current investment environment.

We hope that you find this information helpful, and we look forward to working with you in the years ahead. Thank you for your continued confidence in Manning & Napier.

Sincerely,

Manning & Napier Advisors, LLC

The S&P 500 Index is an unmanaged, capitalization-weighted measure comprised of 500 leading U.S. companies to gauge U.S. large cap equities. The Index returns do not reflect any fees or expenses. The Index includes dividends, but not the reinvestment of dividends. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2019 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The MSCI ACWI ex USA Index (ACWIxUS) is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

1

Income Series

Fund Commentary

(unaudited)

Investment Objective

To manage against capital risk while generating income and pursuing long-term capital growth using a diversified multi-asset class portfolio constructed from a strategic blend of proprietary Manning & Napier mutual funds that utilize both top-down and bottom-up analysis.

Performance Commentary

The Income Series delivered negative absolute returns during 2018, with the Class S shares returning negative 2.33% (Class I shares returned negative 2.09%). However, the Series outperformed its blended benchmark, which returned negative 4.24%.

During the full year of 2018, selection was the primary driver of outperformance. Overall asset allocation also supported relative returns, specifically an underweight to equity and an overweight to fixed income, as fixed income outperformed equity during the year.

More specifically, the Series’ selections within Industrials, Consumer Discretionary, and Energy were the largest contributors to relative returns, and within Fixed Income, an underweight to high yield bonds and selection within high yield bonds were also positive contributors to returns over the year. Equity sector allocation was a key detractor from relative returns with an overweight to Industrials, an underweight to Utilities, and selection within Real Estate as the largest detractors from relative returns.

Regarding fixed income positioning, we continue to believe a modest duration remains in investors’ best interest. Although we may see rates move lower in the near-term, we believe that, over the long-term, underlying economic factors will likely apply gradual pressure on rates to move higher and for the yield curve to flatten. We think the Federal Reserve will seek to remain flexible, looking to increase the federal funds target rate when economic and financial conditions allow, while remaining sensitive to domestic and global market conditions as they continue to reduce the size of their balance sheet.

Within the equity portion of the Series, we are seeking to achieve competitive total return through a combination of capital appreciation and income. Many of these investments reflect an emphasis on businesses with high free cash flow yields, stable fundamentals, and a competitive dividend. By including companies with these characteristics, we help to manage risk for our clients while pursuing both growth and income generation opportunities. Historical evidence shows that over a full market cycle, companies with high free cash flow yields and high dividend yields have provided a greater level of downside protection than the overall stock market. We are also targeting companies that have the potential to provide a growing level of dividend income going forward, are trading at a meaningful discount from their intrinsic value (which is reflected by their current cash-generating ability), and/or are expected to be beneficiaries of special situations such as those driven by economic or capital market cycles.

The portfolio’s allocation to real estate is primarily focused on real estate investment trusts (REITs). We continue to emphasize companies with stable consistent cash flows, which we believe are positioned to benefit from anticipated improvements in supply/ demand dynamics, and/or exhibit a discount relative to value stored in hard assets. Currently the real estate portion of the portfolio is overweight to residential- and data storage-related REITs, while being underweight to retail- and hospitality-related REITs.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863. Performance for the Series’ Class S shares is provided above. Performance for the Series’ Class I shares will be higher based on the Class’ lower expenses.

2

Income Series

Fund Commentary

(unaudited)

Performance Commentary (continued)

Please see the next page for additional performance information as of December 31, 2018.

All investments involve risks, including possible loss of principal. An investment in the Series will fluctuate in response to stock market movements and changes in interest rates. Because the Series invests in a combination of other affiliated funds, it is subject to asset allocation risk as well as the risks associated with each underlying fund’s investment portfolio. These include, but are not limited to, the risk that dividends may be discontinued or decreased; small-cap/mid-cap risk, including the risk that stocks of small- and mid-cap companies may be subject to more abrupt or erratic market movements than the stocks of larger companies and may be less marketable than the stocks of larger companies; risks related to investments in options, which, like all derivatives, can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk; risks related to the direct ownership of real estate (including REITs) such as interest rate risk, liquidity risk, and changes in property value, among others; foreign investment risk, including fluctuating currency values, different accounting standards, and economic and political instability, as well as the risk that investments in emerging markets may be more volatile than investments in developed markets; issuer-specific risk; and the increased default risk associated with higher-yielding, lower-rated securities. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. For periods from August 1, 2012 through September 30, 2013, the Income Composite Benchmark consisted of 40% Russell 3000® Value Index (Russell 3000 Value), 10% MSCI ACWI ex USA Index (ACWIxUS), 10% MSCI U.S. Real Estate Investment Trust (REIT) Index, and 40% Bloomberg Barclays U.S. Aggregate Bond Index (BAB). From October 1, 2013 through August 31, 2018, it consisted of the 32% Russell 3000 Value, 8% ACWIxUS, 10% REIT Index, and 50% BAB. Beginning September 1, 2018,the Income Composite Benchmark consists of 35% Russell 3000 Value, 5% REIT Index, 35% BAB, and 25% Intercontinental Exchange (ICE) Bank of America Merrill Lynch (BofAML) BB-B U.S. Cash Pay High Yield Index. Russell 3000 Value Index is an unmanaged, market capitalization-weighted index consisting of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. The REIT Index is a free float-adjusted market capitalization index that is comprised of equity REITs that are classified in the Equity REITs Industry under the GICS® Real Estate sector. The REIT Index is a subset of the MSCI USA Investable Market Index (IMI) which captures large, mid, and small-cap securities. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. Index returns provided by Interactive Data. ICE BofAML BB-B U.S. Cash Pay High Yield Index is a subset of the ICE BofAML U.S. Cash Pay High Yield Index. The Index includes all U.S. dollar denominated below investment grade corporate debt securities currently in a coupon paying period rated BB1 through B3. Qualifying securities must have at least one year remaining term to final maturity, at least 18 months to final maturity at point of issuance, a fixed coupon schedule, and a minimum amount outstanding of $250 million. Index returns provided by Bloomberg. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund’s asset allocation will vary over time, the composition of the fund’s portfolio may not match the composition of the comparative Indices.

3

Income Series

Performance Update - Income Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Income Series - Class S3	-2.33%	4.43%	5.73%
Manning & Napier Fund, Inc. - Income Series - Class I3	-2.09%	4.68%	5.97%
Income Composite Benchmark[4]	-4.24%	4.03%	5.66%
Bloomberg Barclays U.S. Aggregate Bond Index[5]	0.01%	2.52%	1.73%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Income Series - Class S from its inception2 (August 1, 2012) to present (December 31, 2018) to the Income Composite Benchmark Index and the Bloomberg Barclays U.S. Aggregate Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the Bloomberg Barclays U.S. Aggregate Bond Index are calculated from August 1, 2012, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2018, this net expense ratio was 0.30% for Class S and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.67% for Class S and 0.42% for Class I for the year ended December 31, 2018.

4For periods from August 1, 2012 through September 30, 2013, the Income Composite Benchmark previously known as the Strategic Income Moderate Benchmark consisted of 40% Russell 3000® Value Index (Russell 3000 Value), 10% MSCI ACWI ex USA Index (ACWIxUS), 10% MSCI U.S. Real Estate Investment Trust (REIT) Index, and 40% Bloomberg Barclays U.S. Aggregate Bond Index (BAB). From October 1, 2013 through August 31, 2018, it consists of the 32% Russell 3000 Value, 8% ACWIxUS, 10% REIT Index, and 50% BAB. Beginning September 1, 2018, the Income Composite Benchmark consists of 35% Russell 3000 Value, 5% REIT Index, 35% BAB, and the 25% Intercontinental Exchange (ICE) Bank of America Merrill Lynch (BofAML) BB-B U.S. Cash Pay High Yield Index. Russell 3000 Value Index is an unmanaged, market capitalization-weighted index consisting of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. The MSCI U.S. REIT Index is a free float-adjusted market capitalization index that is comprised of equity REITs that are classified in the Equity REITs Industry under the GICS® Real Estate sector. The MSCI U.S. REIT Index is a subset of the MSCI USA Investable Market Index (IMI) which captures large, mid, and small-cap securities. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. Index returns provided by Interactive Data. ICE BofAML BB-B U.S. Cash Pay High Yield Index is a subset of the ICE BofAML U.S. Cash Pay High Yield Index. The Index includes all U.S. dollar denominated below investment grade corporate debt securities currently in a coupon paying period rated BB1 through B3. Qualifying securities must have at least one year remaining term to final maturity, at least 18 months to final maturity at point of issuance, a fixed coupon schedule, and a minimum amount outstanding of $250 million. Index returns provided by Bloomberg. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund’s asset allocation will vary over time, the composition of the fund’s portfolio may not match the composition of the comparative Indices.

4

Income Series

Performance Update - Income Series

(unaudited)

5The Bloomberg Barclays U.S Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities greater than one year but less than ten years. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

5

Income Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018).

Actual Expenses

The Actual lines of the tables below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Series and Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the tables below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a Class of the Series and other funds. To do so, compare this 5% hypothetical example for the Series and Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the Hypothetical lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/18	ENDING ACCOUNT VALUE 12/31/18	EXPENSES PAID DURING PERIOD[1] 7/1/18-12/31/18	ANNUALIZED EXPENSE RATIO[2]
Class S
Actual	$1,000.00	$ 985.56	$1.50	0.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.69	$1.53	0.30%
Class I
Actual	$1,000.00	$ 986.79	$0.25	0.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.95	$0.26	0.05%

1Expenses are equal to each Class’ annualized expense ratio (for the six month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total returns would have been lower had certain expenses not been reimbursed during the period.

2Expense ratios of each Class do not include fees and expenses indirectly incurred by the underlying funds. If these expenses were included, the expense ratios would have been higher.

6

Income Series

Portfolio Composition as of December 31, 2018

(unaudited)

7

Income Series

Investment Portfolio - December 31, 2018

	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 99.9%

Manning & Napier Fund, Inc. - Core Bond Series, Class I	1,760,668	$16,761,563
Manning & Napier Fund, Inc. - Disciplined Value Series, Class I	589,167	7,158,376
Manning & Napier Fund, Inc. - Equity Income Series, Class I	677,289	7,097,987
Manning & Napier Fund, Inc. - High Yield Bond Series, Class I	992,776	8,140,765
Manning & Napier Fund, Inc. - Real Estate Series, Class I	369,864	2,034,253

TOTAL AFFILIATED INVESTMENT COMPANIES - 99.9% (Identified Cost $44,545,894)		41,192,944
OTHER ASSETS, LESS LIABILITIES - 0.1%		29,215

NET ASSETS - 100%		$41,222,159

The accompanying notes are an integral part of the financial statements.

8

Income Series

Statement of Assets and Liabilities

December 31, 2018

ASSETS:
Total investments in Underlying Series, at value (identified cost $44,545,894) (Note 2)	$41,192,944
Receivable from Advisor (Note 3)	11,706
Receivable for fund shares sold	58,544
Prepaid expenses	12,698

TOTAL ASSETS	41,275,892

LIABILITIES:

Accrued fund accounting and administration fees (Note 3)	12,451
Accrued shareholder services fees (Class S) (Note 3)	5,534
Accrued Chief Compliance Officer service fees (Note 3)	426
Payable for shares of Underlying Series purchased	20,090
Printing and postage fees payable	6,513
Custodian fees payable	4,727
Audit fees payable	3,420
Other payables and accrued expenses	572

TOTAL LIABILITIES	53,733

TOTAL NET ASSETS	$41,222,159

NET ASSETS CONSIST OF:

Capital stock	40,820
Additional paid-in-capital	44,347,969
Total distributable earnings (loss)	(3,166,630)

TOTAL NET ASSETS	$41,222,159

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($26,315,337/2,605,712 shares)	$10.10

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($14,906,822/1,476,318 shares)	$10.10

The accompanying notes are an integral part of the financial statements.

9

Income Series

Statement of Operations

For the Year Ended December 31, 2018

INVESTMENT INCOME:

Income distributions from Underlying Series	$1,082,203

EXPENSES:

Shareholder services fees (Class S) (Note 3)	57,759
Fund accounting and administration fees (Note 3)	47,173
Chief Compliance Officer service fees (Note 3)	4,634
Directors’ fees (Note 3)	2,788
Registration and filing fees	32,597
Audit fees	18,020
Printing and postage fees	13,001
Custodian fees	12,671
Miscellaneous	13,470

Total Expenses	202,113
Less reduction of expenses (Note 3)	(127,037)

Net Expenses	75,076

NET INVESTMENT INCOME	1,007,127

REALIZED AND UNREALIZED GAIN (LOSS) ON UNDERLYING SERIES:
Net realized gain (loss) on Underlying Series	86,662
Distributions of realized gains from Underlying Series	1,214,047
Net change in unrealized appreciation (depreciation) on Underlying Series	(3,445,843)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON UNDERLYING SERIES	(2,145,134)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,138,007)

The accompanying notes are an integral part of the financial statements.

10

Income Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/18	FOR THE YEAR ENDED 12/31/17
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income	$1,007,127	$732,002
Net realized gain (loss) on Underlying Series	86,662	(85,582)
Distributions of realized gains from Underlying Series	1,214,047	1,824,428
Net change in unrealized appreciation (depreciation) on Underlying Series	(3,445,843)	582,980

Net increase (decrease) from operations	(1,138,007)	3,053,828

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):
Class S	(2,107,232)	(888,512)
Class I	(1,206,621)	(328,425)

Total distributions to shareholders	(3,313,853)	(1,216,937)[1]

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 6)	12,523,376	8,500,418

Net increase (decrease) in net assets	8,071,516	10,337,309

NET ASSETS:

Beginning of year	33,150,643	22,813,334

End of year[2]	$41,222,159	$33,150,643

1 For the year ended December 31, 2017, the distributions to shareholders from net investment income and net realized gain were $620,933 and $267,579 (Class S) and $249,695 and $78,730 (Class I), respectively.

2 Includes accumulated undistributed (overdistributed) net investment income of $0 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

The accompanying notes are an integral part of the financial statements.

11

Income Series

Financial Highlights - Class S

	FOR THE YEAR ENDED
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Per share data (for a share outstanding throughout each year):

Net asset value - Beginning of year	$11.27	$10.60	$10.31	$10.84	$10.80

Income (loss) from investment operations:
Net investment income[1,2]	0.30	0.25	0.27	0.25	0.38
Net realized and unrealized gain (loss) on investments	(0.53)	0.84	0.66	(0.36)	0.34

Total from investment operations	(0.23)	1.09	0.93	(0.11)	0.72

Less distributions to shareholders:
From net investment income	(0.31)	(0.30)	(0.36)	(0.20)	(0.37)
From net realized gain on investments	(0.63)	(0.12)	(0.28)	(0.22)	(0.31)

Total distributions to shareholders	(0.94)	(0.42)	(0.64)	(0.42)	(0.68)

Net asset value - End of year	$10.10	$11.27	$10.60	$10.31	$10.84

Net assets - End of year (000’s omitted)	$26,315	$23,581	$19,062	$16,040	$15,751

Total return[3]	(2.33% )	10.39%	9.10%	(1.01% )	6.66%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[4]	0.30%[4]	0.30%[4]	0.30%[5]	0.30%[6]

Net investment income[2]	2.77%	2.30%	2.55%	2.29%	3.37%

Series portfolio turnover[7]	51%	12%	28%	74%	35%

*  The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.37%[4]	0.38%[4]	0.56%[4]	0.57%[5]	0.73%[6]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The average expense ratio of the Underlying Series was 0.59%.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The average expense ratio of the Underlying Series was 0.57%.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The average expense ratio of the Underlying Series was 0.49%.

7Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

12

Income Series

Financial Highlights - Class I

	FOR THE YEAR ENDED
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.27	$10.60	$10.31	$10.84	$10.80

Income (loss) from investment operations:
Net investment income[1,2]	0.35	0.29	0.28	0.30	0.41
Net realized and unrealized gain (loss) on investments	(0.56)	0.82	0.67	(0.39)	0.34

Total from investment operations	(0.21)	1.11	0.95	(0.09)	0.75

Less distributions to shareholders:
From net investment income	(0.33)	(0.32)	(0.38)	(0.22)	(0.40)
From net realized gain on investments	(0.63)	(0.12)	(0.28)	(0.22)	(0.31)

Total distributions to shareholders	(0.96)	(0.44)	(0.66)	(0.44)	(0.71)

Net asset value - End of year	$10.10	$11.27	$10.60	$10.31	$10.84

Net assets - End of year (000’s omitted)	$14,907	$9,570	$3,752	$3,948	$2,136

Total return[3]	(2.09% )	10.67%	9.36%	(0.76% )	6.90%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05% [4]	0.05% [4]	0.05% [4]	0.05% [5]	0.05% [6]
Net investment income[2]	3.19%	2.66%	2.63%	2.76%	3.65%

Series portfolio turnover[7]	51%	12%	28%	74%	35%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.37% [4]	0.38% [4]	0.56% [4]	0.67% [5]	0.73% [6]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The average expense ratio of the Underlying Series was 0.59%.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The average expense ratio of the Underlying Series was 0.57%.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The average expense ratio of the Underlying Series was 0.49%.

7Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

13

Income Series

Notes to Financial Statements

1.	Organization

Income Series, formerly known as Strategic Income Moderate Series, (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

Income Series’ investment objective is to manage against capital risk and generate income with a secondary goal of pursuing long-term capital growth.

The Series seeks to achieve its investment objective by investing in a combination of other Manning & Napier mutual funds (the “Underlying Series”). As of December 31, 2018, the Underlying Series include the Core Bond Series, Disciplined Value Series, High Yield Bond Series, Real Estate Series and Equity Income Series of the Fund. The financial statements of the Underlying Series, which are available at www.manning-napier.com, should be read in conjunction with the Series’ financial statements.

The Series is authorized to issue two classes of shares (Class S and I). Each class of shares is substantially the same, except that Class S shares bear a shareholder services fee.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2018, 10.4 billion shares have been designated in total among 34 series, of which 100 million each have been designated as Income Series Class I common stock, Income Series Class S common stock and Income Series Class Z common stock. Class Z common stock are not currently offered for sale.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Investments in the Underlying Series are valued at their net asset value per share on valuation date. In the absence of the availability of a net asset value per share on the Underlying Series, security valuations may be determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measure fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

14

Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2018 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$41,192,944	$41,192,944	$—	$—

Total assets:	$41,192,944	$41,192,944	$—	$—

There were no Level 2 or Level 3 securities held by the Series as of December 31, 2017 or December 31, 2018.

New Accounting Pronouncements

The Securities and Exchange Commission (SEC) adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Series financial statements for the year ended December 31, 2018. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation.

On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements under U.S. GAAP. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. An entity is permitted to early adopt any eliminated or modified disclosures upon issuance of this ASU and delay adoption of the new disclosures until their effective date. As such, each Series has early adopted the eliminated and modified disclosures, as permitted by this ASU.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Income and capital gains distributions from the Underlying Series, if any, are recorded on the ex-dividend date.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class. Expenses included in the accompanying Statements of Operations do not include any expense of the Underlying Series.

15

Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2018, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2015 through December 31, 2018. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Advisor does not receive an advisory fee for the services it performs for the Series. However, the Advisor is entitled to receive an advisory fee from each of the Underlying Series in which the Series invests.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund

16

Income Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director, who each receive an additional annual stipend for these roles.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder service plan adopted by the Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client services, personal services, maintenance of shareholder accounts and reporting services. For these services, the Class S shares of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has contractually agreed, until at least April 30, 2019, to limit each class’ total direct annual fund operating expenses for the Series at no more than 0.05% for each Class, exclusive of the Shareholder Services Fee, of average daily net assets each year. The Advisor’s agreement to limit each class’ operating expenses is limited to direct operating expenses and, therefore, does not apply to the indirect expenses incurred by the Series through their investments in the Underlying Series. For the year ended December 31, 2018, the Advisor reimbursed expenses of $127,037 which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Pursuant to a master services agreement dated March 1, 2017, as amended, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.00225% of average daily net assets with an annual base fee of $39,400. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

4.	Purchases and Sales of Securities

For the year ended December 31, 2018, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $29,340,792 and $17,946,524, respectively. There were no purchases or sales of U.S. Government securities.

17

Income Series

Notes to Financial Statements (continued)

5.	Investments in Affiliated Issuers

A summary of the Series’ transactions in the shares of affiliated issuers of Manning & Napier during the year ended December 31, 2018 is set forth below:

	VALUE AT 12/31/17	PURCHASE COST	SALES PROCEEDS	VALUE AT 12/31/18	SHARES HELD AT 12/31/18	DIVIDEND INCOME 1/1/18 THROUGH 12/31/18	DISTRIBUTIONS AND NET REALIZED GAIN/(LOSS) 1/1/18 THROUGH 12/31/18	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATON)
Core Bond Series - Class I	$11,253,671	$10,139,971	$4,225,910	$16,761,563	1,760,668	$399,013	$ (172,949)	$ (230,697)
Disciplined Value Series - Class I	6,975,296	4,712,449	3,446,874	7,158,376	589,167	99,532	794,307	(1,111,100)
Equity Income Series - Class I	7,465,036	4,105,771	3,536,197	7,097,987	677,289	128,758	787,494	(1,467,908)
High Yield Bond Series - Class I	1,664,746	7,977,181	932,313	8,140,765	992,776	335,675	(12,494)	(556,354)
Real Estate Series - Class I	2,480,962	1,714,620	1,821,230	2,034,253	369,864	83,750	(52,799)	(97,688)
Unconstrained Bond Series - Class I	3,318,146	690,800	3,984,000	—	—	35,475	(42,850)	17,904

	$33,157,857	$29,340,792	$17,946,524	$41,192,944		$1,082,203	$1,300,709	$(3,445,843)

6.	Capital Stock Transactions

Transactions in shares of Class S and Class I shares of Income Series were:

CLASS S	FOR THE YEAR ENDED 12/31/18		FOR THE YEAR ENDED 12/31/17
	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	992,538	$10,946,955	549,029	$5,973,649
Reinvested	186,703	1,981,401	73,935	821,554
Repurchased	(665,243)	(7,355,700)	(329,757)	(3,653,492)

Total	513,998	$5,572,656	293,207	$3,141,711

CLASS I	FOR THE YEAR ENDED 12/31/18		FOR THE YEAR ENDED 12/31/17
	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	762,335	$8,517,189	616,594	$6,687,602
Reinvested	113,553	1,202,575	29,346	326,297
Repurchased	(248,648)	(2,769,044)	(150,859)	(1,655,192)

Total	627,240	$6,950,720	495,081	$5,358,707

Approximately 4% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

7.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in August 2019 unless extended or renewed. During the year ended December 31, 2018, the Series did not borrow under the line of credit.

18

Income Series

Notes to Financial Statements (continued)

8.	Financial Instruments

The Underlying Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Underlying Series may be subject to various elements of risk which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Underlying Series to close out their position(s); and documentation risk relating to disagreement over contract terms. Unconstrained Bond Series held forward foreign currency exchange contracts, futures contracts and purchased options during the year ended December 31, 2018.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including losses deferred due to wash sales and distributions from the Underlying Series. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/18	FOR THE YEAR ENDED 12/31/17
Ordinary income	$1,120,143	$869,698
Long-term capital gain	$2,193,710	$347,239

At December 31, 2018, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$45,429,679
Unrealized appreciation	8,721
Unrealized depreciation	(4,245,456)

Net unrealized depreciation	$(4,236,735)

Undistributed long-term capital gains	$1,070,105

19

Income Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Income Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Income Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 15, 2019

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

20

Income Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $317,709 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 24.69%.

The Series designates $1,653,422 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Code for the fiscal year ended December 31, 2018.

21

Income Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 15, 2018, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered for renewal by the Board, including all of the Directors who are not “interested persons” (“Independent Directors”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). In connection with the decision whether to renew the Agreement, a variety of material was provided to the Board in advance of the meeting for their review and consideration. The Board also held a working session on October 31, 2018 to review and discuss information provided to the Board, and for the Board to request additional information.

Representatives of the Advisor attended a portion of the working session and attended the Board meeting. The Advisor provided supplemental information requested by the Board and presented additional oral information to the Board to assist the Board in its considerations. In addition to the information furnished by the Advisor, the Board was provided with a legal memorandum discussing its fiduciary duties related to its approval of the continuation of the Agreement. Legal counsel for the Fund discussed with the Board the applicable legal considerations. In addition, the Board received in-person presentations about the Fund throughout the year.

The Independent Directors were advised by independent legal counsel with respect to these matters. The Independent Directors also met separately in an executive session with their legal counsel without any representatives of the Advisor present.

The Directors’ determinations at the meeting were made on the basis of each Director’s business judgment after consideration of all the information presented. In deciding to recommend the renewal of the Agreement with respect to each Series of the Fund, the Independent Directors did not identify any single or particular piece of information that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.

•

The Board considered the nature and quality of services provided by the Advisor under the Agreement for over 30 years including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board considered the numerous services performed by the Advisor and its affiliates beyond those stated in the Agreements. The Board also considered the Advisor’s personnel who perform services to the Fund, changes in senior or key personnel, the strength of the Advisor’s compliance infrastructure, policies and procedures relating to compliance with securities regulations, reputation, expertise and resources. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the Advisor’s investments teams, including changes to the investment teams and investment team’s compensation during the past year, and the investment process. The Board considered the performance of each Series since its inception, as well as over multiple time periods including: one year, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered (and considers on a quarterly basis) a number of other factors relevant to performance at the meeting including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives; the breadth of the Fund’s product offerings; and performance over reasonable time periods. The Board discussed with Representatives of the Advisor, short-term performance challenges in the Fund’s core strategies that have resulted in a downward trend in assets under management. After discussion, the Board concluded that notwithstanding the performance challenges of certain Series, the nature and quality of the investment management services provided by the Advisor to the Fund supported the renewal of the agreement.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor. The Advisor also presented pro-forma information related to several management fee and overall expense reductions that were set to take effect in early 2019. These changes were approved by the Board in a prior meeting and by shareholders at a Shareholder Meeting in May 2018.

•

The Board considered whether the Advisor had achieved economies of scale with respect to its services to the Fund. The Board acknowledged the expense caps incorporated in the Fund’s current fee structure, which requires the Advisor to

22

Income Series

Renewal of Investment Advisory Agreement

(unaudited)

subsidize the expenses of the Series operating above their expense cap, noting that 27 Series of the Fund are currently receiving expense reimbursements from the Advisor. The Board concluded that the Fund would need to grow in assets before the Advisor would be able to achieve meaningful economies of scale.

•

The Advisor provided the Board with information comparing each Series’ contractual management fees with the Advisor’s standard advisory fees for separate accounts and collective investment trusts. The Board considered that the range of services provided to the Series is more extensive than for the Advisor’s other clients due to additional infrastructure, administrative and regulatory requirements related to operating a mutual fund.

•

The current and pro-forma advisory fees, 12b-1 Distribution and Service Fees, other expenses (e.g. a combination of Shareholder Services Fees, intermediary sub-transfer agent fees, routine operating expenses and Acquired Fund Fees and Expenses for fund-of-fund Series) and total expense ratios of each Series and share class were compared and ranked (on both a mean and median basis) against respective peer universes. Respective peer universes included funds of a similar size and with similar investment objectives and expense characteristics as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the comparisons and rankings of fees and net expense ratios for each Series of the Fund and the methodology behind the comparison. The Board considered the Advisor’s active portfolio management that results in portfolios that are more differentiated than the construction of their benchmarks. Based on their review of the information provided, the Board concluded that the current and pro-forma fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. The Board was provided with information on the Advisor’s financial condition and profitability by mutual fund agreement and by Series. Information provided by the Advisor addressed the anticipated effects of the upcoming fee reductions. The Board discussed the Advisor’s revenues generated from the Fund and its expenses associated with providing the services under the Agreement. The Advisor presented the Board with information on firm wide investment management profitability to provide a comparison of the Advisor’s profitability from its Fund activities relative to its profitability from its other investment management business. In addition, the Board reviewed the Advisor’s expense allocation methodology used to calculate profitability since many of the Advisor’s resources and expenses are shared across the Advisor’s various investment management vehicles. The Board considered the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include participation in a joint insurance program, sharing of compensation expenses for certain shared personnel, relationships with large service providers, the utilization of Series within the Advisor’s separately managed accounts and certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. The Board concluded that these additional benefits to the Advisor were reasonable.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of the Independent Directors, concluded that the compensation under the Agreement was fair and reasonable with respect to each Series in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment, and that the renewal of the Agreement would be in the best interests of each Series and its shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Agreement, but indicated that the Board based its determination on the total mix of information available to it.

23

Income Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director
Term of Office & Length of Time Served:	Indefinite – Chairman and Director since November 2018[1]
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer (2018 – Present); Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004-2006) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During Past 5 Years:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech)(2000-present); ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014); HLTH (WebMD)(information)(2000-2010); Cheyne Capital International (investment)(2000-2017); GMP Companies (investment)(2000-2011); Cytos Biotechnology Ltd (biotechnology)(2012-2014); Cerus (biomedical)(2016-present); PureEarth(non-profit)(2012-present); Caelum BioSciences (biomedical)(2018-present)

24

Income Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-2018) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During Past 5 Years:

Boston Early Music Festival (non-profit)(2007-present); Amherst Early Music, Inc. (non-profit)(2009-present); Gotham Early Music Scene, Inc. (non-profit)(2009-present); Partnership for New York City, Inc. (non-profit)(1989-2010); New York Collegium (non-profit)(2004-2011); S’Cool Sounds, Inc. (non-profit)(2017-present)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	83
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994- present) - The Greening Group (business consultants); Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During Past 5 Years:

Rochester Institute of Technology (university)(1972-present); Culinary Institute of America (non-profit college)(1985-present); George Eastman Museum (museum)(1988-present); National Restaurant Association (restaurant trade organization)(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(2005-present); Town of Greenburgh, NY Planning Board (municipal government) (2015-2018)

Officers:

Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	55
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-CEO since 2018, Co-Director of Research (2002 – 2015) - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer, or Senior Trust Officer

25

Income Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company; Chief Financial Officer (2017-2018) - Rainier Investment Management Mutual Funds, Inc.

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2004; Anti-Money Laundering Officer since 2002; Corporate Secretary (1997-2016) - Manning & Napier Fund, Inc.; Chief Compliance Officer and Anti-Money Laundering Officer (2017-2018) – Rainier Investment Management Mutual Funds, Inc.
Principal Occupation(s) During Past 5 Years:	Managing Director, Compliance & Regulatory Affairs since 2018; Director of Compliance (2005-2018); Compliance Manager (1995-2005) – Manning & Napier Advisors, LLC and affiliates; Corporate Secretary – Manning & Napier Investor Services, Inc. since 2006

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Assistant Vice President
Term of Office[1] & Length of Time Served:	Since 2017
Principal Occupation(s) During Past 5 Years:	Director of Funds Group since 2017; Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC; President, Director – Manning & Napier Investor Services, Inc. since 2018

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	36
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

26

Income Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	57
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation - Manning & Napier Advisors, LLC since 2009
Holds one or more of the following titles for various affiliates: Director

*Interested Director, within the meaning of the 1940 Act by reason of her positions with the Fund’s investment advisor, Manning & Napier Advisors, LLC and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

27

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28

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29

Income Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNSTI-12/18-AR

Manning & Napier Fund, Inc.
Equity Income Series

Beginning on February 25, 2021, as permitted by Securities and Exchange Commission regulations, paper copies of the Series’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.

You may elect to receive all future annual and semi-annual reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.

Equity Income Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

The investment environment we witnessed over the past twelve months was far more volatile than in prior years. It resulted in a sharp drawdown in global equity markets during the fourth quarter of 2018.

For the fiscal year ending on December 31, 2018, US equities experienced negative returns, with the S&P 500 Total Return Index falling 4.38%. International equity performance was somewhat worse, with the MSCI ACWI ex USA Index returning negative 14.20%.

In fixed income, domestic investment-grade bond performance was essentially flat for the year, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, rising 0.01% as income generated over the period was offset by rising interest rates (when interest rates rise, bond prices fall).

We believe recent volatility, both at the beginning and end of last year, is reflective of what investors should expect going forward. While we do not believe we are immediately heading for a recession, we see recent developments within the US and abroad as an indication that we are entering a higher risk period for financial markets.

The US economy is likely approaching a period of peak growth. It continues to show signs of progressing toward the later stages of its economic and market cycle (typical characteristics of an end-of-cycle phase are an economic recession and financial market selloff).

As economic growth decelerates to more sustainable levels, we believe that investors are facing a growing risk of disappointment. At the same time, key global risks remain, including trade tensions, geopolitical uncertainty, and tightening monetary policy.

Considering the current economic and market backdrop, we believe investors should temper their performance expectations. The returns experienced over the latter half of the post-Global Financial Crisis bull market are unlikely to continue.

Additionally, given our cautious outlook, we are reviewing current and prospective investments for excessive risk exposures, and we have adjusted our positioning across many of our portfolios. Going forward, we will continue to follow our disciplines, focusing on flexibility and selectivity in today’s incredibly dynamic investment environment.

With this in mind, in the enclosed we discuss recent fund performance, highlight our positioning, and briefly provide our outlook amid the current investment environment.

We hope that you find this information helpful, and we look forward to working with you in the years ahead. Thank you for your continued confidence in Manning & Napier.

Sincerely,

Manning & Napier Advisors, LLC

The S&P 500 Index is an unmanaged, capitalization-weighted measure comprised of 500 leading U.S. companies to gauge U.S. large cap equities. The Index returns do not reflect any fees or expenses. The Index includes dividends, but not the reinvestment of dividends. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2019 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The MSCI ACWI ex USA Index (ACWIxUS) is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

1

Equity Income Series

Fund Commentary

(unaudited)

Investment Objective

Primarily to provide current income and income growth, with a secondary objective of providing long-term capital appreciation.

Performance Commentary

U.S. equity markets experienced negative performance during 2018 as a sharp selloff in the fourth quarter more than offset gains from earlier in the year. The Equity Income Series Class S returned negative 8.43%, slightly underperforming its benchmark, the Russell 1000 Value index, which returned negative 8.27%.

Regarding the Series performance, sector allocations detracted from relative returns, while stock selection aided relative returns. More specifically, stock selection in Financials and Real Estate detracted from performance, as did an overweight to Real Estate and underweights to Communication Services and Health Care. Stock selection in Consumer Discretionary, Energy, and Industrials aided relative returns.

During the year, we became increasingly concerned with the trajectory of global growth. Our concern for the macroeconomic environment led to meaningful shifts in the portfolio. The Series increased its allocations to less cyclical sectors including Health Care, Consumer Staples, Communication Services and Utilities, while reducing its allocation to more economically sensitive sectors such as Information Technology, Materials, and Energy. The Series also reduced its allocation to Real Estate.

The Series will continue to focus on companies that can generate sustainable and/or growing dividends, as well as on companies that have the potential to improve their income generation prospects in the future. Regarding the bottom-up stock selection strategies used in the Series, the portfolio primarily consists of companies with attractive, sustainable dividends, but also includes some companies with low current payouts that have the potential to grow dividends. The Series may also invest in companies that are beneficiaries of special situations, but does not have an allocation to that strategy at this time.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863. Performance for the Equity Income Series Class S shares is provided above. Performance for the Class I shares will be higher based on the Class’ lower expenses.

Please see the next page for additional performance information as of December 31, 2018.

All investments involve risks, including possible loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Investing in the Series will also involve a number of other risks, including issuer-specific risk, small-cap/mid-cap risk, foreign investment risk, and the risk that the investment approach may not be successful. Additionally, like all derivatives, investments in options can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk. Stocks of small- and mid-cap companies may be subject to more abrupt or erratic market movements than the stocks of larger companies and may be less marketable than the stocks of larger companies. In addition, they may have limited product lines, markets, or financial resources, and they may depend on a small management group. As a result, they fail more often than larger companies. Funds that invest in foreign countries may be subject to the risks of adverse changes in foreign economic, political, regulatory and other conditions as well as risks related to the use of different financial standards. Investments in emerging markets may be more volatile than investments in more developed markets. The Equity Income Series invests primarily in income-producing equity securities. There is no assurance or guarantee that companies which issue dividends will declare, continue to pay, or increase dividends. Additionally, the Series may invest a portion of its assets in real estate investment trusts (REITs). Investments in real estate, including REITs, are subject to risks associated with the direct ownership of real estate: interest rate risk, liquidity risk, and changes in property value, among others. The Equity Income Series may also invest a portion of its assets in business development companies (BDCs) or master limited partnerships (MLPs). BDCs are subject to additional risks, as they generally invest in less mature private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies. MLPs are subject to additional risks, including risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries or other natural resources. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additionally, the potential tax benefits from investing in MLPs depend on their continued treatment as partnerships for federal income tax purposes.

The Russell 1000® Value Index is an unmanaged, market capitalization-weighted index consisting of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

2

Equity Income Series

Performance Update as of December 31, 2018

(unaudited)

	AGGREGATE TOTAL RETURNS AS OF DECEMBER 31, 2018
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Equity Income Series - Class S3	-8.43%	5.53%	5.53%
Manning & Napier Fund, Inc. - Equity Income Series - Class I3	-8.24%	5.72%	5.72%
Russell 1000® Value Index[4]	-8.27%	5.95%	5.95%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Equity Income Series - Class S from its inception2 (December 31, 2013) to present (December 31, 2018) to the Russell 1000® Value Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the Index are calculated from December 31, 2013, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2018, this net expense ratio was 0.95% for Class S and 0.75% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.07% for Class S and 0.87% for Class I for the year ended December 31, 2018.

4The Russell 1000® Value Index is an unmanaged, market capitalization-weighted index consisting of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

3

Equity Income Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/18	ENDING ACCOUNT VALUE 12/31/18	EXPENSES PAID DURING PERIOD* 7/1/18-12/31/18	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$ 924.84	$4.61	0.95%
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.42	$4.84	0.95%
Class I
Actual	$1,000.00	$ 925.12	$3.64	0.75%
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.42	$3.82	0.75%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year. The Class’ total return would have been lower had certain expenses not been waived during the period.

4

Equity Income Series

Portfolio Composition as of December 31, 2018

(unaudited)

5

Equity Income Series

Investment Portfolio - December 31, 2018

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 97.9%

Communication Services - 1.9%
Diversified Telecommunication Services - 1.9%
Verizon Communications, Inc.	23,115	$1,299,524

Consumer Discretionary - 5.3%
Household Durables - 1.3%
Newell Brands, Inc.	48,945	909,888

Multiline Retail - 2.8%
Dollar General Corp.	10,755	1,162,399
Target Corp.	10,495	693,615

		1,856,014

Specialty Retail - 1.2%
O’Reilly Automotive, Inc.*	2,285	786,794

Total Consumer Discretionary		3,552,696

Consumer Staples - 7.1%
Beverages - 3.6%
Diageo plc (United Kingdom)	20,910	747,206
Molson Coors Brewing Co. - Class B	13,905	780,905
PepsiCo, Inc.	7,860	868,373

		2,396,484

Food Products - 2.7%
J&J Snack Foods Corp.	6,250	903,688
Mondelez International, Inc. - Class A	23,460	939,104

		1,842,792

Household Products - 0.8%
Colgate-Palmolive Co.	9,095	541,334

Total Consumer Staples		4,780,610

Energy - 10.1%
Oil, Gas & Consumable Fuels - 10.1%
BP plc - ADR (United Kingdom)	33,640	1,275,629
Chevron Corp.	11,035	1,200,498
Exxon Mobil Corp.	42,080	2,869,435
Hess Corp.	20,140	815,670
Royal Dutch Shell plc - Class B - ADR (Netherlands)	11,045	662,037

Total Energy		6,823,269

Financials - 20.9%
Banks - 13.9%
Bank of America Corp.	86,120	2,121,997
Citigroup, Inc.	31,300	1,629,478
Fifth Third Bancorp.	9,495	223,417
Huntington Bancshares, Inc.	17,685	210,805
The accompanying notes are an integral part of the financial statements.

6

Equity Income Series

Investment Portfolio - December 31, 2018

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Banks (continued)
JPMorgan Chase & Co.	23,285	$2,273,082
KeyCorp.	35,300	521,734
The PNC Financial Services Group, Inc.	3,265	381,711
Regions Financial Corp.	22,240	297,571
SunTrust Banks, Inc.	5,835	294,317
Wells Fargo & Co.	30,110	1,387,469

		9,341,581

Capital Markets - 2.7%
Ares Management Corp. - Class A	31,680	563,270
BlackRock, Inc.	1,230	483,169
The Blackstone Group LP	27,115	808,298

		1,854,737

Insurance - 4.3%
The Allstate Corp.	4,315	356,549
Arthur J. Gallagher & Co.	6,820	502,634
Chubb Ltd.	4,410	569,684
Lincoln National Corp.	5,755	295,289
Old Republic International Corp.	20,890	429,707
Principal Financial Group, Inc.	6,370	281,363
Willis Towers Watson plc	2,830	429,764

		2,864,990

Total Financials		14,061,308

Health Care - 14.5%
Health Care Equipment & Supplies - 1.5%
Medtronic plc	11,065	1,006,472

Pharmaceuticals - 13.0%
AstraZeneca plc (United Kingdom)	12,545	936,435
Bristol-Myers Squibb Co.	20,930	1,087,941
Eli Lilly & Co.	8,745	1,011,971
Johnson & Johnson	16,915	2,182,881
Merck & Co., Inc.	25,920	1,980,547
Novartis AG - ADR (Switzerland)	10,190	874,404
Sanofi (France)	7,605	659,734

		8,733,913

Total Health Care		9,740,385

Industrials - 10.0%
Airlines - 1.4%
Delta Air Lines, Inc.	10,510	524,449

The accompanying notes are an integral part of the financial statements.

7

Equity Income Series

Investment Portfolio - December 31, 2018

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Airlines (continued)
Southwest Airlines Co.	9,655	$448,764

		973,213

Building Products - 1.2%
Johnson Controls International plc	27,355	811,076

Commercial Services & Supplies - 3.5%
Covanta Holding Corp.	62,950	844,789
Waste Management, Inc.	16,875	1,501,706

		2,346,495

Construction & Engineering - 0.7%
Comfort Systems USA, Inc.	10,720	468,250

Industrial Conglomerates - 0.8%
3M Co.	2,850	543,039

Machinery - 0.7%
Mueller Water Products, Inc. - Class A	52,385	476,704

Road & Rail - 1.7%
Kansas City Southern	11,845	1,130,605

Total Industrials		6,749,382

Information Technology - 7.7%

Semiconductors & Semiconductor Equipment - 3.8%
Intel Corp.	53,930	2,530,935

Software - 2.4%
Microsoft Corp.	15,745	1,599,220

Technology Hardware, Storage & Peripherals - 1.5%
Apple, Inc.	6,475	1,021,366

Total Information Technology		5,151,521

Materials - 8.5%

Chemicals - 3.1%
DowDuPont, Inc.	17,946	959,752
FMC Corp.	15,180	1,122,713

		2,082,465

Containers & Packaging - 5.4%
Graphic Packaging Holding Co.	115,660	1,230,622
Sealed Air Corp.	22,845	795,920
Sonoco Products Co.	29,835	1,585,134

		3,611,676

Total Materials		5,694,141

The accompanying notes are an integral part of the financial statements.

8

Equity Income Series

Investment Portfolio - December 31, 2018

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate - 7.8%

Equity Real Estate Investment Trusts (REITS) - 7.8%
AvalonBay Communities, Inc.	1,875	$326,344
Community Healthcare Trust, Inc.	11,680	336,734
CoreCivic, Inc.	15,995	285,191
Crown Castle International Corp.	7,960	864,695
Digital Realty Trust, Inc.	4,140	441,117
Equinix, Inc.	2,030	715,697
Healthcare Realty Trust, Inc.	11,965	340,285
Healthcare Trust of America, Inc. - Class A	13,105	331,688
Independence Realty Trust, Inc.	34,135	313,359
Jernigan Capital, Inc.	22,315	442,283
Physicians Realty Trust	21,090	338,073
Plymouth Industrial REIT, Inc.	10,110	127,487
STAG Industrial, Inc.	14,905	370,836

Total Real Estate		5,233,789

Utilities - 4.1%
Electric Utilities - 0.8%
Exelon Corp.	11,800	532,180

Independent Power and Renewable Electricity Producers - 2.0%
Boralex, Inc. - Class A (Canada)	22,540	278,035
Innergex Renewable Energy, Inc. (Canada)	37,355	343,123
Northland Power, Inc. (Canada)	22,165	352,315
Pattern Energy Group, Inc. - Class A	21,310	396,792

		1,370,265

Multi-Utilities - 1.3%
CMS Energy Corp.	16,780	833,127

Total Utilities		2,735,572

TOTAL COMMON STOCKS
(Identified Cost $62,311,482)		65,822,197

MUTUAL FUND - 1.5%

iShares Russell 1000 Value ETF
(Identified Cost $1,005,355)	9,075	1,007,779

The accompanying notes are an integral part of the financial statements.

9

Equity Income Series

Investment Portfolio - December 31, 2018

	SHARES	VALUE (NOTE 2)

SHORT-TERM INVESTMENT - 2.1%

Dreyfus Government Cash Management, Institutional Shares, 2.29%[1],
(Identified Cost $ 1,426,949)	1,426,949	$1,426,949

TOTAL INVESTMENTS - 101.5%
(Identified Cost $ 64,743,786)		68,256,925

LIABILITIES, LESS OTHER ASSETS - (1.5%)		(984,332)

NET ASSETS - 100%		$67,272,593

ADR - American Depositary Receipt

ETF - Exchange-Traded Fund

*Non-income producing security.

1Rate shown is the current yield as of December 31, 2018.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

10

Equity Income Series

Statement of Assets & Liabilities

December 31, 2018

ASSETS:

Investments, at value (identified cost $64,743,786) (Note 2)	$68,256,925
Dividends receivable	147,481
Foreign tax reclaims receivable	8,184
Receivable for fund shares sold	3,415
Prepaid expenses	13,708

TOTAL ASSETS	68,429,713

LIABILITIES:

Accrued management fees (Note 3)	28,410
Accrued fund accounting and administration fees (Note 3)	15,247
Accrued shareholder services fees (Class S) (Note 3)	3,367
Accrued Chief Compliance Officer service fees (Note 3)	426
Payable for securities purchased	1,005,355
Payable for fund shares repurchased	87,445
Other payables and accrued expenses	16,870

TOTAL LIABILITIES	1,157,120

TOTAL NET ASSETS	$67,272,593

NET ASSETS CONSIST OF:

Capital stock	$64,178
Additional paid-in-capital	64,336,110
Total distributable earnings (loss)	2,872,305

TOTAL NET ASSETS	$67,272,593

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($19,161,871/ 1,828,358 shares)	$10.48

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($48,110,722/ 4,589,399 shares)	$10.48

The accompanying notes are an integral part of the financial statements.

11

Equity Income Series

Statement of Operations

For the Year Ended December 31, 2018

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $19,865)	$2,023,119

EXPENSES:

Management fees (Note 3)	515,835
Fund accounting and administration fees (Note 3)	56,032
Shareholder services fees (Class S) (Note 3)	43,966
Directors’ fees (Note 3)	6,482
Chief Compliance Officer service fees (Note 3)	4,635
Custodian fees	9,689
Miscellaneous	98,439

Total Expenses	735,078
Less reduction of expenses (Note 3)	(95,917)

Net Expenses	639,161

NET INVESTMENT INCOME	1,383,958

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	2,321,792
Foreign currency and translation of other assets and liabilities	205

2,321,997

Net change in unrealized appreciation (depreciation) on-
Investments	(9,703,520)
Foreign currency and translation of other assets and liabilities	(311)

(9,703,831)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(7,381,834)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,997,876)

The accompanying notes are an integral part of the financial statements.

12

Equity Income Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/18	FOR THE YEAR ENDED 12/31/17
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$1,383,958	$1,443,393
Net realized gain (loss) on investments and foreign currency	2,321,997	2,084,979
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(9,703,831)	8,208,446

Net increase (decrease) from operations	(5,997,876)	11,736,818

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):
Class S	(1,125,570)	(1,039,784)
Class I	(2,920,043)	(2,526,511)

Total distributions to shareholders	(4,045,613)	(3,566,295)[1]

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(11,121,565)	5,511,516

Net increase (decrease) in net assets	(21,165,054)	13,682,039

NET ASSETS:

Beginning of year	88,437,647	74,755,608

End of year[2]	$67,272,593	$88,437,647

1 For the year ended December 31, 2017, the distributions to shareholders from net investment income and net realized gain were $463,860 and $575,924 (Class S) and $1,162,883 and $1,363,628 (Class I), respectively.

2 Includes accumulated undistributed (overdistributed) net investment income of $0 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

The accompanying notes are an integral part of the financial statements.

13

Equity Income Series

Financial Highlights - Class S

	FOR THE YEAR ENDED
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14*
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.12	$10.96	$10.13	$10.78	$10.00

Income (loss) from investment operations:
Net investment income[1]	0.19	0.19	0.22	0.20	0.29 [2]
Net realized and unrealized gain (loss) on investments	(1.19)	1.46	1.27	(0.54)	0.86

Total from investment operations	(1.00)	1.65	1.49	(0.34)	1.15

Less distributions to shareholders:
From net investment income	(0.20)	(0.21)	(0.24)	(0.22)	(0.23)
From net realized gain on investments	(0.44)	(0.28)	(0.42)	(0.09)	(0.14)

Total distributions to shareholders	(0.64)	(0.49)	(0.66)	(0.31)	(0.37)

Net asset value - End of year	$10.48	$12.12	$10.96	$10.13	$10.78

Net assets - End of year (000’s omitted)	$19,162	$26,067	$25,592	$24,584	$24,178

Total return[3]	(8.43% )	15.19%	14.82%	(3.20% )	11.63%
Ratios (to average net assets)/Supplemental Data:
Expenses**	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income	1.59%	1.63%	2.04%	1.92%	2.68% [2]
Portfolio turnover	40%	52%	45%	58%	55%

**The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amount:
	0.12%	0.09%	0.10%	0.12%	0.33%

*Commencement of operations was December 31, 2013.

1Calculated based on average shares outstanding during the years.

2Reflects a special dividend paid out during the period by two of the Series’ holdings. Had the Series not received the special dividends, the net investment income per share would have been $0.22 and the net investment income ratio would have been 2.07%.

3Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain years.

The accompanying notes are an integral part of the financial statements.

14

Equity Income Series

Financial Highlights - Class I

	FOR THE YEAR ENDED
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.12	$10.97	$10.13	$10.78	$10.00

Income (loss) from investment operations:
Net investment income[1]	0.22	0.21	0.24	0.23	0.30 [2]
Net realized and unrealized gain (loss) on investments	(1.19)	1.46	1.29	(0.55)	0.87

Total from investment operations	(0.97)	1.67	1.53	(0.32)	1.17

Less distributions to shareholders:
From net investment income	(0.23)	(0.24)	(0.27)	(0.24)	(0.25)
From net realized gain on investments	(0.44)	(0.28)	(0.42)	(0.09)	(0.14)

Total distributions to shareholders	(0.67)	(0.52)	(0.69)	(0.33)	(0.39)

Net asset value - End of year	$10.48	$12.12	$10.97	$10.13	$10.78

Net assets - End of year (000’s omitted)	$48,111	$62,371	$49,164	$51,763	$38,506

Total return[3]	(8.24% )	15.31%	15.13%	(3.00% )	11.79%
Ratios (to average net assets)/Supplemental Data:
Expenses**	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	1.80%	1.84%	2.22%	2.16%	2.82% [2]
Portfolio turnover	40%	52%	45%	58%	55%

**The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amount:
	0.12%	0.09%	0.10%	0.11%	0.30%

1Calculated based on average shares outstanding during the years.

2Reflects a special dividend paid out during the period by two of the Series’ holdings. Had the Series not received the special dividends, the net investment income per share would have been $0.24 and the net investment income ratio would have been 2.19%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

15

Equity Income Series

Notes to Financial Statements

1.	Organization

Equity Income Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ primary investment objectives are to provide current income and income growth, and it has a secondary goal of providing long-term capital appreciation.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series is authorized to issue two classes of shares (Class S and Class I). Each class of shares is substantially the same, except that Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2018, 10.4 billion shares have been designated in total among 34 series, of which 100 million have been designated as Equity Income Series Class I common stock, 100 million have been designated as Equity Income Series Class S common stock, 50 million have been designated as Equity Income Series Class W common stock, and 100 million have been designated as Equity Income Series Class Z common stock. Class W common stock and Class Z common stock are not currently offered for sale.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of

16

Equity Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2018 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2		LEVEL 3
Assets:
Equity Securities:
Communication Services	$1,299,524	$1,299,524	$—		$—
Consumer Discretionary	3,552,696	3,552,696	—		—
Consumer Staples	4,780,610	4,033,404	747,206	#	—
Energy	6,823,269	6,823,269	—		—
Financials	14,061,308	14,061,308	—		—
Health Care	9,740,385	8,144,216	1,596,169	#	—
Industrials	6,749,382	6,749,382	—		—
Information Technology	5,151,521	5,151,521	—		—
Materials	5,694,141	5,694,141	—		—
Real Estate	5,233,789	5,233,789	—		—
Utilities	2,735,572	2,735,572	—		—
Mutual funds	2,434,728	2,434,728	—		—

Total assets	$68,256,925	$65,913,550	$2,343,375		$—

# Consists of certain foreign securities for which a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading.

There were no Level 3 securities held by the Series as of December 31, 2017 or December 31, 2018.

New Accounting Pronouncements

The Securities and Exchange Commission (SEC) adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Series financial statements for the year ended December 31, 2018. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation.

On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements under U.S. GAAP. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements. In addition, the amendments clarify that materiality

17

Equity Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

New Accounting Pronouncements (continued)

is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. An entity is permitted to early adopt any eliminated or modified disclosures upon issuance of this ASU and delay adoption of the new disclosures until their effective date. As such, each Series has early adopted the eliminated and modified disclosures, as permitted by this ASU.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2018, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

18

Equity Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2015 through December 31, 2018. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.65% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director, who each receive an additional annual stipend for these roles.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.20% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

19

Equity Income Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

The Advisor has contractually agreed, until at least April 30, 2019, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of a Class’s Shareholder Services Fee, at no more than 0.75% of average daily net assets. Accordingly, the Advisor waived fees of $95,917 for the year ended December 31, 2018, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated March 1, 2017, as amended, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Income Series); plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

4.	Purchases and Sales of Securities

For the year ended December 31, 2018, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $31,494,152 and $44,739,604, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Class S and Class I of Equity Income Series were:

CLASS S	FOR THE YEAR ENDED 12/31/18		FOR THE YEAR ENDED 12/31/17
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	41,183	$497,569	149,479	$1,716,173
Reinvested	100,645	1,103,590	85,843	1,018,798
Repurchased	(464,063)	(5,474,190)	(418,823)	(4,803,807)

Total	(322,235)	$(3,873,031)	(183,501)	$(2,068,836)

CLASS I	FOR THE YEAR ENDED 12/31/18		FOR THE YEAR ENDED 12/31/17
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	860,229	$10,117,376	1,268,750	$14,551,330
Reinvested	215,121	2,360,972	163,745	1,945,549
Repurchased	(1,629,993)	(19,726,882)	(771,110)	(8,916,527)

Total	(554,643)	$(7,248,534)	661,385	$7,580,352

At December 31, 2018, the Income Series, another series of the Fund, owned 10.6% of the Series. Approximately 88% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of

20

Equity Income Series

Notes to Financial Statements (continued)

Operations for each series. The line of credit expires in August 2019 unless extended or renewed. During the year ended December 31, 2018, the Series did not borrow under the line of credit.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2018.

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including foreign currency gains and losses, losses deferred due to wash sales and qualified late-year losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2018, $37,421 was reclassified within the capital accounts from Paid-in Capital to Total Distributable Earnings (Loss). Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/18	FOR THE YEAR ENDED 12/31/17
Ordinary income	$2,032,277	$1,852,762
Long-term capital gains	$2,013,336	$1,713,533

At December 31, 2018, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$65,054,073
Unrealized appreciation	7,464,629
Unrealized depreciation	(4,261,777)

Net unrealized appreciation	$3,202,852

Qualified late-year losses[1]	$330,669

1The Series has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2019.

21

Equity Income Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Equity Income Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Equity Income Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 15, 2019

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

22

Equity Income Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $2,032,277 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

The Series designates $2,114,003 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Internal Revenue Code for the fiscal year ended December 31, 2018.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 82.86%, or if different, the maximum allowable under tax law.

23

Equity Income Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 15, 2018, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered for renewal by the Board, including all of the Directors who are not “interested persons” (“Independent Directors”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). In connection with the decision whether to renew the Agreement, a variety of material was provided to the Board in advance of the meeting for their review and consideration. The Board also held a working session on October 31, 2018 to review and discuss information provided to the Board, and for the Board to request additional information.

Representatives of the Advisor attended a portion of the working session and attended the Board meeting. The Advisor provided supplemental information requested by the Board and presented additional oral information to the Board to assist the Board in its considerations. In addition to the information furnished by the Advisor, the Board was provided with a legal memorandum discussing its fiduciary duties related to its approval of the continuation of the Agreement. Legal counsel for the Fund discussed with the Board the applicable legal considerations. In addition, the Board received in-person presentations about the Fund throughout the year.

The Independent Directors were advised by independent legal counsel with respect to these matters. The Independent Directors also met separately in an executive session with their legal counsel without any representatives of the Advisor present.

The Directors’ determinations at the meeting were made on the basis of each Director’s business judgment after consideration of all the information presented. In deciding to recommend the renewal of the Agreement with respect to each Series of the Fund, the Independent Directors did not identify any single or particular piece of information that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.

•

The Board considered the nature and quality of services provided by the Advisor under the Agreement for over 30 years including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board considered the numerous services performed by the Advisor and its affiliates beyond those stated in the Agreements. The Board also considered the Advisor’s personnel who perform services to the Fund, changes in senior or key personnel, the strength of the Advisor’s compliance infrastructure, policies and procedures relating to compliance with securities regulations, reputation, expertise and resources. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the Advisor’s investments teams, including changes to the investment teams and investment team’s compensation during the past year, and the investment process. The Board considered the performance of each Series since its inception, as well as over multiple time periods including: one year, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered (and considers on a quarterly basis) a number of other factors relevant to performance at the meeting including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives; the breadth of the Fund’s product offerings; and performance over reasonable time periods. The Board discussed with Representatives of the Advisor, short-term performance challenges in the Fund’s core strategies that have resulted in a downward trend in assets under management. After discussion, the Board concluded that notwithstanding the performance challenges of certain Series, the nature and quality of the investment management services provided by the Advisor to the Fund supported the renewal of the agreement.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor. The Advisor also presented pro-forma information related to several management fee and overall expense reductions that were set to take effect in early 2019. These changes were approved by the Board in a prior meeting and by shareholders at a Shareholder Meeting in May 2018.

•

The Board considered whether the Advisor had achieved economies of scale with respect to its services to the Fund. The Board acknowledged the expense caps incorporated in the Fund’s current fee structure, which requires the Advisor to

24

Equity Income Series

Renewal of Investment Advisory Agreement

(unaudited)

subsidize the expenses of the Series operating above their expense cap, noting that 27 Series of the Fund are currently receiving expense reimbursements from the Advisor. The Board concluded that the Fund would need to grow in assets before the Advisor would be able to achieve meaningful economies of scale.

•

The Advisor provided the Board with information comparing each Series’ contractual management fees with the Advisor’s standard advisory fees for separate accounts and collective investment trusts. The Board considered that the range of services provided to the Series is more extensive than for the Advisor’s other clients due to additional infrastructure, administrative and regulatory requirements related to operating a mutual fund.

•

The current and pro-forma advisory fees, 12b-1 Distribution and Service Fees, other expenses (e.g. a combination of Shareholder Services Fees, intermediary sub-transfer agent fees, routine operating expenses and Acquired Fund Fees and Expenses for fund-of-fund Series) and total expense ratios of each Series and share class were compared and ranked (on both a mean and median basis) against respective peer universes. Respective peer universes included funds of a similar size and with similar investment objectives and expense characteristics as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the comparisons and rankings of fees and net expense ratios for each Series of the Fund and the methodology behind the comparison. The Board considered the Advisor’s active portfolio management that results in portfolios that are more differentiated than the construction of their benchmarks. Based on their review of the information provided, the Board concluded that the current and pro-forma fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. The Board was provided with information on the Advisor’s financial condition and profitability by mutual fund agreement and by Series. Information provided by the Advisor addressed the anticipated effects of the upcoming fee reductions. The Board discussed the Advisor’s revenues generated from the Fund and its expenses associated with providing the services under the Agreement. The Advisor presented the Board with information on firm wide investment management profitability to provide a comparison of the Advisor’s profitability from its Fund activities relative to its profitability from its other investment management business. In addition, the Board reviewed the Advisor’s expense allocation methodology used to calculate profitability since many of the Advisor’s resources and expenses are shared across the Advisor’s various investment management vehicles. The Board considered the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include participation in a joint insurance program, sharing of compensation expenses for certain shared personnel, relationships with large service providers, the utilization of Series within the Advisor’s separately managed accounts and certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. The Board concluded that these additional benefits to the Advisor were reasonable.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of the Independent Directors, concluded that the compensation under the Agreement was fair and reasonable with respect to each Series in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment, and that the renewal of the Agreement would be in the best interests of each Series and its shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Agreement, but indicated that the Board based its determination on the total mix of information available to it.

25

Equity Income Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director
Term of Office & Length of Time Served:	Indefinite – Chairman and Director since November 2018[1]
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer (2018 – Present); Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004-2006) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During Past 5 Years:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech)(2000-present); ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014); HLTH (WebMD)(information)(2000-2010); Cheyne Capital International (investment)(2000-2017); GMP Companies (investment)(2000-2011); Cytos Biotechnology Ltd (biotechnology)(2012-2014); Cerus (biomedical)(2016-present); PureEarth(non-profit)(2012-present); Caelum BioSciences (biomedical)(2018-present)

26

Equity Income Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-2018) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During Past 5 Years:	Boston Early Music Festival (non-profit)(2007-present); Amherst Early Music, Inc. (non-profit)(2009-present); Gotham Early Music Scene, Inc. (non-profit)(2009-present); Partnership for New York City, Inc. (non-profit)(1989-2010); New York Collegium (non-profit)(2004-2011); S’Cool Sounds, Inc. (non-profit)(2017-present)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	83
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994- present) - The Greening Group (business consultants); Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(1972-present); Culinary Institute of America (non-profit college)(1985-present); George Eastman Museum (museum)(1988-present); National Restaurant Association (restaurant trade organization)(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(2005-present); Town of Greenburgh, NY Planning Board (municipal government) (2015-2018)
Officers:

Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	55
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-CEO since 2018, Co-Director of Research (2002 – 2015) - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer, or Senior Trust Officer

27

Equity Income Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company; Chief Financial Officer (2017-2018) - Rainier Investment Management Mutual Funds, Inc.

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2004; Anti-Money Laundering Officer since 2002; Corporate Secretary (1997-2016) - Manning & Napier Fund, Inc.; Chief Compliance Officer and Anti-Money Laundering Officer (2017-2018) – Rainier Investment Management Mutual Funds, Inc.
Principal Occupation(s) During Past 5 Years:	Managing Director, Compliance & Regulatory Affairs since 2018; Director of Compliance (2005-2018); Compliance Manager (1995-2005) – Manning & Napier Advisors, LLC and affiliates; Corporate Secretary – Manning & Napier Investor Services, Inc. since 2006

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Assistant Vice President
Term of Office[1] & Length of Time Served:	Since 2017
Principal Occupation(s) During Past 5 Years:	Director of Funds Group since 2017; Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC; President, Director – Manning & Napier Investor Services, Inc. since 2018

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	36
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

28

Equity Income Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	57
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation - Manning & Napier Advisors, LLC since 2009 Holds one or more of the following titles for various affiliates: Director

*Interested Director, within the meaning of the 1940 Act by reason of her positions with the Fund’s investment advisor, Manning & Napier Advisors, LLC and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

29

Equity Income Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNEIN-12/18-AR

Manning & Napier Fund, Inc.

Unconstrained Bond Series

Beginning on February 25, 2021, as permitted by Securities and Exchange Commission regulations, paper copies of the Series’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.

You may elect to receive all future annual and semi-annual reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.

Unconstrained Bond Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

The investment environment we witnessed over the past twelve months was far more volatile than in prior years. It resulted in a sharp drawdown in global equity markets during the fourth quarter of 2018.

For the fiscal year ending on December 31, 2018, US equities experienced negative returns, with the S&P 500 Total Return Index falling 4.38%. International equity performance was somewhat worse, with the MSCI ACWI ex USA Index returning negative 14.20%.

In fixed income, domestic investment-grade bond performance was essentially flat for the year, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, rising 0.01% as income generated over the period was offset by rising interest rates (when interest rates rise, bond prices fall).

We believe recent volatility, both at the beginning and end of last year, is reflective of what investors should expect going forward. While we do not believe we are immediately heading for a recession, we see recent developments within the US and abroad as an indication that we are entering a higher risk period for financial markets.

The US economy is likely approaching a period of peak growth. It continues to show signs of progressing toward the later stages of its economic and market cycle (typical characteristics of an end-of-cycle phase are an economic recession and financial market selloff).

As economic growth decelerates to more sustainable levels, we believe that investors are facing a growing risk of disappointment. At the same time, key global risks remain, including trade tensions, geopolitical uncertainty, and tightening monetary policy.

Considering the current economic and market backdrop, we believe investors should temper their performance expectations. The returns experienced over the latter half of the post-Global Financial Crisis bull market are unlikely to continue.

Additionally, given our cautious outlook, we are reviewing current and prospective investments for excessive risk exposures, and we have adjusted our positioning across many of our portfolios. Going forward, we will continue to follow our disciplines, focusing on flexibility and selectivity in today’s incredibly dynamic investment environment.

With this in mind, in the enclosed we discuss recent fund performance, highlight our positioning, and briefly provide our outlook amid the current investment environment.

We hope that you find this information helpful, and we look forward to working with you in the years ahead. Thank you for your continued confidence in Manning & Napier.

Sincerely,

Manning & Napier Advisors, LLC

The S&P 500 Index is an unmanaged, capitalization-weighted measure comprised of 500 leading U.S. companies to gauge U.S. large cap equities. The Index returns do not reflect any fees or expenses. The Index includes dividends, but not the reinvestment of dividends. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2019 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The MSCI ACWI ex USA Index (ACWIxUS) is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

Unconstrained Bond Series

Fund Commentary

(unaudited)

Investment Objective

Primarily to provide long-term total return, with a secondary objective of preservation of capital. Under normal circumstances, at least 80% of the Series’ assets will be invested in bonds and other financial instruments with economic characteristics similar to bonds. Up to 50% of the Series may be invested in below investment-grade securities and/or in non-US dollar denominated securities, including securities issued by companies located in emerging markets. Derivatives, such as futures, options, swaps, and forwards, may also be used to manage interest rate exposure, duration, or currency risk.

Performance Commentary

The FTSE 3-Month Treasury Bill index (the Series’ primary benchmark) returned 1.86% for 2018, while the Bloomberg Barclays Aggregate Bond Index (the Series’ secondary benchmark) was relatively flat, returning 0.01%. Over the same time period, the Unconstrained Bond Series Class I shares returned 0.40%.

Relative to the FTSE 3-Month Treasury Bill index, the Series underperformed due to its longer relative duration as rates rose across the yield curve. Relative to the Bloomberg Barclays Aggregate Bond Index, which has a much longer absolute duration, the Series outperformed.

Going forward, from a benchmark agnostic perspective, we continue to believe a low absolute duration remains in investors’ best interests. Although we may see rates move lower in the near-term, we believe that, over the long-term, underlying economic factors will likely apply gradual pressure on rates to move higher and for the yield curve to flatten. We think the Federal Reserve will seek to remain flexible, looking to increase the federal funds target rate when economic and financial conditions allow, while also remaining sensitive to domestic and global market conditions as they continue to reduce the size of their balance sheet.

On a sector basis, our outlook for growth in the US remains supportive of credit. We continue to view corporate bonds as moderately attractive, as they continue to adequately compensate investors on a fundamental basis. With respect to high yield, we are more cautious on the sector as we are aware that we are in the later stages of an economic cycle and have seen tightening monetary policy globally. Within high yield, we are focused on companies with stronger balance sheets, free cash flow generation throughout the cycle, and positioned in corporate issues rather than LBOs (leveraged buyouts).

We also see securitized credit as attractive, specifically the shorter duration, higher quality consumer sectors (i.e., prime auto, credit cards, and student loans). Regarding US Treasuries, valuations on the long end of the curve have become less attractive over the past few months, and regarding mortgage securities, we see other parts of the fixed income market as offering better value.

Regarding foreign government debt, our non-dollar exposure continues to be limited. We are, however, beginning to become more negative on the US dollar. This is a result of the scaling back of both monetary tightening and fiscal stimulus in the US, as well as the worsening deficit, which are coinciding along with tighter monetary policy and the potential for positive fiscal stimulus surprises outside the US.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863. Performance for the Unconstrained Bond Series Class S shares is provided above. Performance for the Class I shares will be higher based on the Class’ lower expenses..

Please see page 4 for additional performance information as of December 31, 2018.

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The prices of fixed income securities with shorter durations generally will be less affected by changes in interest rates than the prices of fixed income securities with longer durations. For example, a 10 year duration means the fixed income security will decrease in value by 10% if interest rates rise 1% and increase in value by 10% if interest rates fall 1%. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. Investments in higher-yielding, lower-rated securities involve additional risks, including a higher risk of default and loss of principal. Funds that invest in foreign countries may be subject to the risks of adverse changes in foreign economic, political, regulatory and other conditions as well as risks related to the use of different financial standards. Investments in emerging markets may be more volatile than investments in more developed markets.

Unconstrained Bond Series

Fund Commentary

(unaudited)

Performance	Commentary (continued)

Investments in derivatives can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk. Also, the use of leverage increases exposure to the market and may magnify potential losses.

The FTSE 3-Month Treasury Bill Index is an unmanaged index based on 3-Month U.S. treasury bills. The Index measures the monthly return equivalents of yield averages that are not marked to market. The Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

Unconstrained Bond Series

Performance Update as of December 31, 2018

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2018
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
Manning & Napier Fund, Inc. - Unconstrained Bond Series - Class S2	0.20%	1.94%	4.90%
Manning & Napier Fund, Inc. - Unconstrained Bond Series - Class I2,3	0.40%	2.17%	5.03%
FTSE 3-Month Treasury Bill Index[4]	1.86%	0.60%	0.35%
Bloomberg Barclays U.S. Aggregate Bond Index[5]	0.01%	2.52%	3.48%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Unconstrained Bond Series -Class S for the ten years ended December 31, 2018 to the FTSE 3-Month Treasury Bill Index and Bloomberg Barclays U.S. Aggregate Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2018, this net expense ratio was 0.75% for Class S and 0.50% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.76% for Class S and 0.51% for Class I for the year ended December 31, 2018.

3For periods through August 1, 2013 (the inception date of the Class I shares), performance for the Class I shares is based on the historical performance of the Class S shares. Because Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

4The FTSE 3-Month Treasury Bill Index is an unmanaged index based on 3-Month U.S. treasury bills. The Index measures the monthly return equivalents of yield averages that are not marked to market. The Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

5The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

Unconstrained Bond Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/18	ENDING ACCOUNT VALUE 12/31/18	EXPENSES PAID DURING PERIOD* 7/1/18-12/31/18	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,006.73	$3.79	0.75%
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.42	$3.82	0.75%
Class I
Actual	$1,000.00	$1,008.04	$2.53	0.50%
Hypothetical
(5% return before expenses)	$1,000.00	$1,022.68	$2.55	0.50%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total returns would have been lower had certain expenses not been waived during the period.

Unconstrained Bond Series

Portfolio Composition as of December 31, 2018

(unaudited)

Unconstrained Bond Series

Investment Portfolio - December 31, 2018

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS - 58.3%

Non-Convertible Corporate Bonds - 58.3%
Communication Services - 8.4%
Diversified Telecommunication Services - 2.6%
AT&T, Inc.[3], (3 mo. LIBOR US + 0.930%), 3.733%, 6/30/2020	Baa2	8,000,000	$7,992,736
AT&T, Inc., 2.45%, 6/30/2020	Baa2	2,000,000	1,973,973
Verizon Communications, Inc.[3], (3 mo. LIBOR US + 0.770%), 3.558%, 6/17/2019	Baa1	8,668,000	8,684,605

			18,651,314

Interactive Media & Services - 0.6%
Tencent Holdings Ltd. (China)[4], 3.375%, 5/2/2019	A1	3,700,000	3,703,954
Tencent Holdings Ltd. (China)[4], 2.875%, 2/11/2020	A1	200,000	199,184

			3,903,138

Media - 2.2%
Cablevision Systems Corp., 8.00%, 4/15/2020	B3	5,887,000	5,960,587
CCO Holdings LLC - CCO Holdings Capital Corp.[4], 5.50%, 5/1/2026	B1	1,390,000	1,336,137
CSC Holdings LLC, 8.625%, 2/15/2019	B2	4,478,000	4,489,195
CSC Holdings LLC4, 5.50%, 5/15/2026	Ba2	1,015,000	956,637
Telenet Finance Luxembourg Notes S.A.R.L (Belgium)[4], 5.50%, 3/1/2028	Ba3	2,000,000	1,810,000
UPCB Finance IV Ltd. (Netherlands)[4], 5.375%, 1/15/2025	Ba3	1,355,000	1,267,088

			15,819,644

Wireless Telecommunication Services - 3.0%
Hughes Satellite Systems Corp., 6.50%, 6/15/2019	Ba2	7,325,000	7,389,094
Hughes Satellite Systems Corp., 5.25%, 8/1/2026	Ba2	2,630,000	2,409,738
Inmarsat Finance plc (United Kingdom)[4], 4.875%, 5/15/2022	Ba3	940,000	886,326
Sprint Capital Corp., 6.90%, 5/1/2019	B3	7,540,000	7,577,700
Sprint Communications, Inc.[4], 7.00%, 3/1/2020	B1	3,000,000	3,075,000

			21,337,858

Total Communication Services			59,711,954

Consumer Discretionary - 6.7%
Automobiles - 2.3%
Ford Motor Credit Co. LLC[3], (3 mo. LIBOR US + 0.930%), 3.512%, 11/4/2019	Baa3	9,000,000	8,967,446
General Motors Co.[3], (3 mo. LIBOR US + 0.900%), 3.667%, 9/10/2021	Baa3	7,500,000	7,292,087

			16,259,533

Household Durables - 2.8%
Century Communities, Inc., 5.875%, 7/15/2025	B2	2,095,000	1,843,600
Lennar Corp., 4.50%, 11/15/2019	Ba1	700,000	694,750
LGI Homes, Inc.[4], 6.875%, 7/15/2026	B1	1,635,000	1,467,412
Meritage Homes Corp., 7.15%, 4/15/2020	Ba2	4,000,000	4,080,000
Meritage Homes Corp., 5.125%, 6/6/2027	Ba2	1,020,000	867,000
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 4.375%, 6/15/2019	Ba3	7,675,000	7,617,438

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2018

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Household Durables (continued)
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 5.875%, 6/15/2024	Ba3	1,430,000	$1,276,275
Weekley Homes LLC - Weekley Finance Corp., 6.00%, 2/1/2023	B3	1,010,000	944,350
Weekley Homes LLC - Weekley Finance Corp., 6.625%, 8/15/2025	B3	1,470,000	1,348,725

			20,139,550

Internet & Direct Marketing Retail - 1.6%
Booking Holdings, Inc., 3.60%, 6/1/2026	Baa1	12,000,000	11,658,559

Total Consumer Discretionary			48,057,642

Consumer Staples - 1.7%
Beverages - 0.1%
Constellation Brands, Inc., 3.875%, 11/15/2019	Baa3	545,000	547,026

Food & Staples Retailing - 1.0%
Kraft Heinz Foods Co., 2.80%, 7/2/2020	Baa3	7,040,000	6,988,828

Food Products - 0.6%
The J.M. Smucker Co., 2.20%, 12/6/2019	Baa2	4,800,000	4,757,765

Total Consumer Staples			12,293,619

Energy - 9.9%
Energy Equipment & Services - 0.3%
Shelf Drilling Holdings Ltd. (United Arab Emirates)[4], 8.25%, 2/15/2025	B2	1,335,000	1,141,425
TerraForm Power Operating, LLC4, 5.00%, 1/31/2028	B1	960,000	844,800

			1,986,225

Oil, Gas & Consumable Fuels - 9.6%
American Midstream Partners LP - American Midstream Finance Corp.[4], 9.50%, 12/15/2021	Caa1	1,410,000	1,325,400
Boardwalk Pipelines LP, 5.95%, 6/1/2026	Baa3	12,000,000	12,397,464
DCP Midstream Operating LP, 2.70%, 4/1/2019	Ba2	7,715,000	7,652,316
Dynagas LNG Partners LP - Dynagas Finance, Inc. (Monaco), 6.25%, 10/30/2019	WR5	4,340,000	4,112,150
Energy Transfer Partners LP, 9.70%, 3/15/2019	Baa3	360,000	364,277
Energy Transfer Partners LP, 9.00%, 4/15/2019	Baa3	397,000	403,701
GasLog Ltd. (Monaco), 8.875%, 3/22/2022	WR5	1,889,000	1,907,890
Genesis Energy LP - Genesis Energy Finance Corp., 5.625%, 6/15/2024	B1	1,050,000	900,375
Jonah Energy LLC - Jonah Energy Finance Corp.[4], 7.25%, 10/15/2025	B3	2,095,000	1,340,800
Kinder Morgan Energy Partners LP, 2.65%, 2/1/2019	Baa2	1,395,000	1,394,254
Kinder Morgan Energy Partners LP, 6.85%, 2/15/2020	Baa2	3,677,000	3,807,227
Kinder Morgan Energy Partners LP, 6.50%, 4/1/2020	Baa2	900,000	932,048
Petroleos Mexicanos (Mexico), 8.00%, 5/3/2019	Baa3	8,000,000	8,088,000
Rockies Express Pipeline, LLC[4], 6.00%, 1/15/2019	Ba1	3,000,000	3,000,000
Rockies Express Pipeline, LLC[4], 5.625%, 4/15/2020	Ba1	5,000,000	5,000,000

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2018

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Sabine Pass Liquefaction, LLC, 5.625%, 2/1/2021	Baa3	1,781,000	$1,835,014
Sabine Pass Liquefaction, LLC, 5.75%, 5/15/2024	Baa3	7,000,000	7,303,500
Seven Generations Energy Ltd. (Canada)[4], 5.375%, 9/30/2025	Ba3	1,060,000	948,700
Southwestern Energy Co.[6], 6.20%, 1/23/2025	Ba3	1,420,000	1,269,125
W&T Offshore, Inc.[4], 9.75%, 11/1/2023	B3	1,305,000	1,141,875
The Williams Companies, Inc., 3.75%, 6/15/2027	Baa3	4,000,000	3,790,311

			68,914,427

Total Energy			70,900,652

Financials - 15.7%
Banks - 7.2%
Bank of America Corp.[3], (3 mo. LIBOR US + 0.760%), 3.548%, 9/15/2026	Baa2	4,811,000	4,376,147
Intesa Sanpaolo S.p.A. (Italy), 3.875%, 1/15/2019	Baa1	8,800,000	8,798,392
JPMorgan Chase & Co., 6.30%, 4/23/2019	A2	12,000,000	12,117,310
JPMorgan Chase & Co., 4.95%, 3/25/2020	A2	150,000	153,175
Santander Holdings USA, Inc., 2.70%, 5/24/2019	Baa3	9,446,000	9,407,455
Santander Holdings USA, Inc., 2.65%, 4/17/2020	Baa3	3,950,000	3,898,893
The Toronto-Dominion Bank (Canada)[4], 2.25%, 9/25/2019	Aaa	4,000,000	3,983,591
Wells Fargo & Co., 2.15%, 1/15/2019	A2	8,500,000	8,497,534

			51,232,497

Capital Markets - 4.8%
The Goldman Sachs Group, Inc., 5.375%, 3/15/2020	A3	7,800,000	7,974,414
LPL Holdings, Inc.[4] , 5.75%, 9/15/2025	B2	875,000	820,312
Morgan Stanley, 2.50%, 1/24/2019	A3	8,500,000	8,496,532
Morgan Stanley[3] , (3 mo. LIBOR US + 1.140%), 3.649%, 1/27/2020	A3	8,750,000	8,785,947
UBS AG (Switzerland)[3], (3 mo. LIBOR US + 0.850%), 3.588%, 6/1/2020	Aa3	8,000,000	8,034,501

			34,111,706

Consumer Finance - 2.6%
Ally Financial, Inc., 3.50%, 1/27/2019	Ba3	4,940,000	4,936,912
American Express Credit Corp.[3], (3 mo. LIBOR US + 0.730%), 3.419%, 5/26/2020	A2	7,500,000	7,518,939
Navient Corp., 4.875%, 6/17/2019	Ba3	2,891,000	2,880,159
Navient Corp., 8.00%, 3/25/2020	Ba3	1,000,000	1,016,100
Navient Corp., 7.25%, 9/25/2023	Ba3	880,000	807,400
SLM Corp., 5.125%, 4/5/2022	Ba2	1,420,000	1,377,400

			18,536,910

Diversified Financial Services - 0.4%
FS Energy & Power Fund[4], 7.50%, 8/15/2023	Ba3	1,825,000	1,733,750

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2018

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Diversified Financial Services (continued)
Oxford Finance, LLC - Oxford Finance Co.- Issuer II, Inc.[4], 6.375%, 12/15/2022	Ba3	1,570,000	$1,546,450

			3,280,200

Insurance - 0.3%

Pricoa Global Funding I4, 1.45%, 9/13/2019	A1	2,000,000	1,978,444

Mortgage Real Estate Investment Trusts (REITS) - 0.3%

Starwood Property Trust, Inc., 3.625%, 2/1/2021	Ba3	2,000,000	1,925,000

Thrifts & Mortgage Finance - 0.1%
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp.[4], 5.875%, 8/1/2021	Ba3	970,000	967,575

Total Financials			112,032,332

Health Care - 2.7%
Health Care Providers & Services - 2.5%
DaVita, Inc., 5.00%, 5/1/2025	Ba3	1,445,000	1,311,337
Express Scripts Holding Co., 3.50%, 6/15/2024	Baa2	6,500,000	6,312,273
HCA, Inc., 4.25%, 10/15/2019	Ba1	1,500,000	1,496,250
HCA, Inc., 6.50%, 2/15/2020	Ba1	7,650,000	7,841,250
MEDNAX, Inc.[4], 6.25%, 1/15/2027	Ba2	915,000	882,975

			17,844,085

Pharmaceuticals - 0.2%
Horizon Pharma, Inc. - Horizon Pharma USA, Inc.[4], 8.75%, 11/1/2024	B3	1,735,000	1,761,025

Total Health Care			19,605,110

Industrials - 6.0%
Aerospace & Defense - 0.1%
Arconic, Inc., 5.125%, 10/1/2024	Ba2	875,000	840,009

Airlines - 1.1%
Allegiant Travel Co., 5.50%, 7/15/2019	B1	7,500,000	7,500,000

Commercial Services & Supplies - 1.2%
The ADT Security Corp., 5.25%, 3/15/2020	Ba3	4,077,000	4,087,192
The ADT Security Corp., 4.125%, 6/15/2023	Ba3	1,115,000	1,020,225
Covanta Holding Corp., 6.00%, 1/1/2027	B1	1,140,000	1,020,300
W/S Packaging Holdings, Inc.[4], 9.00%, 4/15/2023	B3	2,555,000	2,542,225

			8,669,942

Construction & Engineering - 0.2%
Tutor Perini Corp.[4], 6.875%, 5/1/2025	B1	1,665,000	1,548,450

Marine - 0.5%
Borealis Finance, LLC[4], 7.50%, 11/16/2022	WR5	2,010,000	1,859,250

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2018

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Marine (continued)
Global Ship Lease, Inc. (United Kingdom)[4], 9.875%, 11/15/2022	B3	1,973,000	$1,874,350

			3,733,600

Trading Companies & Distributors - 2.6%
Aircastle Ltd., 6.25%, 12/1/2019	Baa3	610,000	624,529
Aircastle Ltd., 7.625%, 4/15/2020	Baa3	6,375,000	6,667,990
Fortress Transportation & Infrastructure Investors, LLC[4], 6.50%, 10/1/2025	B1	1,275,000	1,192,125
International Lease Finance Corp., 6.25%, 5/15/2019	Baa3	8,000,000	8,070,769
Park Aerospace Holdings Ltd. (Ireland)[4], 4.50%, 3/15/2023	Ba2	1,640,000	1,533,400

			18,088,813

Transportation Infrastructure - 0.3%
Eagle Bulk Shipco, LLC, 8.25%, 11/28/2022	WR5	1,176,000	1,146,600
MPC Container Ships Invest B.V. (Norway)[3,7], (3 mo. LIBOR US + 4.750%), 7.572%, 9/22/2022	WR5	1,000,000	974,640

			2,121,240

Total Industrials			42,502,054

Information Technology - 0.3%
Semiconductors & Semiconductor Equipment - 0.2%
MagnaChip Semiconductor Corp. (South Korea), 6.625%, 7/15/2021	B2	1,635,000	1,455,150
Software - 0.1%
Nuance Communications, Inc., 5.625%, 12/15/2026	Ba3	945,000	897,750

Total Information Technology			2,352,900

Materials - 3.1%
Chemicals - 0.3%
LSB Industries, Inc.[4], 9.625%, 5/1/2023	Caa1	1,950,000	1,979,250

Containers & Packaging - 0.2%
Ardagh Packaging Finance plc - Ardagh Holdings USA, Inc. (Ireland)[4], 6.00%, 2/15/2025	B3	1,410,000	1,301,599

Metals & Mining - 2.6%
Corp Nacional del Cobre de Chile (Chile)[4], 4.50%, 9/16/2025	A3	8,000,000	8,101,434
First Quantum Minerals Ltd. (Zambia)[4], 7.25%, 4/1/2023	B3	425,000	374,000
Mountain Province Diamonds, Inc. (Canada)[4], 8.00%, 12/15/2022	B3	2,671,000	2,679,013
Northwest Acquisitions ULC - Dominion Finco, Inc.[4], 7.125%, 11/1/2022	Ba3	2,520,000	2,489,256
Petra Diamonds US Treasury plc (South Africa)[4], 7.25%, 5/1/2022	B3	950,000	878,750
Southern Copper Corp. (Peru), 5.375%, 4/16/2020	Baa2	3,000,000	3,064,572
Techniplas LLC[4], 10.00%, 5/1/2020	Caa2	1,065,000	979,800

			18,566,825

Total Materials			21,847,674

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2018

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Real Estate - 2.3%
Equity Real Estate Investment Trusts (REITS) - 2.3%
American Tower Corp., 3.40%, 2/15/2019	Baa3	1,400,000	$1,400,791
American Tower Corp., 2.80%, 6/1/2020	Baa3	4,500,000	4,465,419
Greystar Real Estate Partners, LLC[4], 5.75%, 12/1/2025	B1	1,560,000	1,524,900
iStar, Inc., 5.25%, 9/15/2022	Ba3	1,530,000	1,430,397
SBA Communications Corp., 4.875%, 9/1/2024	B2	385,000	361,900
Welltower, Inc., 4.125%, 4/1/2019	Baa1	7,300,000	7,302,049

Total Real Estate			16,485,456

Utilities - 1.5%
Gas Utilities - 0.2%
NGL Energy Partners LP - NGL Energy Finance Corp., 6.125%, 3/1/2025	B2	1,455,000	1,251,300

Independent Power and Renewable Electricity Producers - 1.3%
Atlantica Yield plc (Spain)[4], 7.00%, 11/15/2019	B1	7,640,000	7,735,500
Drax Finco plc (United Kingdom)[4], 6.625%, 11/1/2025	BB8	1,770,000	1,739,025

			9,474,525

Total Utilities			10,725,825

TOTAL CORPORATE BONDS (Identified Cost $425,585,496)			416,515,218

ASSET-BACKED SECURITIES - 14.2%
Ally Auto Receivables Trust, Series 2016-1, Class A4, 1.73%, 11/16/2020	Aaa	750,000	746,092
Ally Auto Receivables Trust, Series 2018-2, Class A2, 2.64%, 2/16/2021	Aaa	1,681,115	1,678,489
BMW Vehicle Owner Trust, Series 2016-A, Class A3, 1.16%, 11/25/2020	Aaa	1,994,454	1,981,493
Capital One Multi-Asset Execution Trust, Series 2016-A4, Class A4, 1.33%, 6/15/2022	AAA[8]	3,337,000	3,303,276
CarMax Auto Owner Trust, Series 2016-2, Class A3, 1.52%, 2/16/2021	AAA[8]	1,693,893	1,683,592
CarMax Auto Owner Trust, Series 2017-3, Class A3, 1.97%, 4/15/2022	AAA[8]	3,800,000	3,758,512
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A4, 2.00%, 12/10/2023	WR5	68,797	68,410
Cazenovia Creek Funding II LLC, Series 2018-1A, Class A4, 3.561%, 7/15/2030	WR5	7,454,630	7,459,455
CCG Receivables Trust, Series 2018-2, Class A1[4], 2.47%, 8/14/2019	AAA[8]	2,907,827	2,905,772
Chesapeake Funding II LLC, Series 2017-2A, Class A1[4], 1.99%, 5/15/2029	Aaa	2,302,517	2,278,383
Citibank Credit Card Issuance Trust, Series 2014, Class A6, 2.15%, 7/15/2021	Aaa	3,760,000	3,744,517
Credit Acceptance Auto Loan Trust, Series 2017-1A, Class A4, 2.56%, 10/15/2025	AAA[8]	1,700,000	1,689,080

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2018

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

Daimler Trucks Retail Trust, Series 2018-1, Class A2[4], 2.60%, 5/15/2020	Aaa	3,134,421	$3,130,344
DT Auto Owner Trust, Series 2018-3A, Class A4, 3.02%, 2/15/2022	AAA[8]	5,683,121	5,666,216
Enterprise Fleet Financing LLC, Series 2016-2, Class A2[4], 1.74%, 2/22/2022	AAA[8]	518,006	516,078
Enterprise Fleet Financing LLC, Series 2016-2, Class A3[4], 2.04%, 2/22/2022	AAA[8]	3,900,000	3,849,119
Enterprise Fleet Financing LLC, Series 2017-1, Class A2[4], 2.13%, 7/20/2022	AAA[8]	1,327,437	1,319,586
Enterprise Fleet Financing LLC, Series 2018-1, Class A1[4], 2.15%, 3/20/2019	AAA[8]	565,432	565,257
Ford Credit Auto Owner Trust, Series 2017-B, Class A3, 1.69%, 11/15/2021	Aaa	300,000	296,303
GLS Auto Receivables Trust, Series 2018-3A, Class A4, 3.35%, 8/15/2022	AA8	2,303,146	2,304,014
GM Financial Automobile Leasing Trust, Series 2016-3, Class A4, 1.78%, 5/20/2020	Aaa	4,000,000	3,986,867
GM Financial Consumer Automobile Receivables Trust, Series 2018-4, Class A2, 2.93%, 11/16/2021	Aaa	1,290,000	1,290,399
Hertz Fleet Lease Funding LP, Series 2018-1, Class A2[4], 3.23%, 5/10/2032	Aaa	7,000,000	7,023,104
Hyundai Auto Lease Securitization Trust, Series 2016-C, Class A3[4], 1.49%, 2/18/2020	AAA[8]	186,160	185,994
Hyundai Auto Receivables Trust, Series 2017-A, Class A3, 1.76%, 8/16/2021	AAA[8]	165,000	163,371
Invitation Homes Trust, Series 2017-SFR2, Class A3,4, (1 mo. LIBOR US + 0.850%), 3.305%, 12/17/2036	Aaa	489,551	483,575
Invitation Homes Trust, Series 2017-SFR2, Class B3,4, (1 mo. LIBOR US + 1.150%), 3.605%, 12/17/2036	Aa2	400,000	397,839
Kubota Credit Owner Trust, Series 2018-1A, Class A1[4], 2.37%, 5/15/2019	Aaa	905,510	905,458
Mercedes-Benz Auto Lease Trust, Series 2016-B, Class A3, 1.35%, 8/15/2019	Aaa	206,782	206,679
Navient Student Loan Trust, Series 2018-2A, Class A1[3,4], (1 mo. LIBOR US + 0.240%), 2.746%, 3/25/2067	Aaa	1,928,457	1,928,623
Nissan Auto Receivables Owner Trust, Series 2016-C, Class A3, 1.18%, 1/15/2021	Aaa	2,400,565	2,378,041
NYCTL Trust, Series 2018-A, Class A4, 3.22%, 11/10/2031	Aaa	3,148,683	3,153,371
Progress Residential Trust, Series 2017-SFR2, Class A4, 2.897%, 12/17/2034	Aaa	1,650,000	1,620,273
SLC Student Loan Trust, Series 2004-1, Class A6[3], (3 mo. LIBOR US + 0.160%), 2.776%, 5/15/2023	Aaa	2,001,307	2,000,260
SLM Student Loan Trust, Series 2004-10, Class A6A3,4, (3 mo. LIBOR US + 0.550%), 3.04%, 4/27/2026	Aaa	1,971,941	1,974,834
SMB Private Education Loan Trust, Series 2018-A, Class A1[3,4],(1 mo. LIBOR US + 0.350%), 2.805%, 3/16/2026	Aaa	2,601,302	2,599,372

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2018

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

SoFi Consumer Loan Program LLC, Series 2017-4, Class A4, 2.50%, 5/26/2026	AA8	1,062,526	$1,050,223
SoFi Consumer Loan Program LLC, Series 2017-5, Class A1[4], 2.14%, 9/25/2026	AA8	754,079	750,316
SoFi Professional Loan Program LLC, Series 2015-A, Class A2[4], 2.42%, 3/25/2030	Aaa	511,352	506,320
SoFi Professional Loan Program LLC, Series 2016-C, Class A2A4, 1.48%, 5/26/2031	Aaa	4,608	4,603
SoFi Professional Loan Program LLC, Series 2016-C, Class A2B4, 2.36%, 12/27/2032	Aaa	600,000	588,014
SoFi Professional Loan Program LLC, Series 2016-E, Class A2A4, 1.63%, 1/25/2036	Aaa	197,345	196,878
SoFi Professional Loan Program LLC, Series 2017-A, Class A2A4, 1.55%, 3/26/2040	Aaa	341,257	338,548
SoFi Professional Loan Program LLC, Series 2017-B, Class A1FX4, 1.83%, 5/25/2040	Aaa	118,937	118,197
SoFi Professional Loan Program LLC, Series 2017-C, Class A2A4, 1.75%, 7/25/2040	AAA[8]	847,189	840,382
SoFi Professional Loan Program LLC, Series 2017-D, Class A1FX4, 1.72%, 9/25/2040	Aaa	1,236,924	1,228,201
SoFi Professional Loan Program LLC, Series 2017-F, Class A1FX4, 2.05%, 1/25/2041	Aaa	449,349	444,502
SoFi Professional Loan Program LLC, Series 2017-F, Class A2FX4, 2.84%, 1/25/2041	Aaa	750,000	733,108
SoFi Professional Loan Program Trust, Series 2018-B, Class A1FX4, 2.64%, 8/25/2047	Aaa	6,856,685	6,824,469
Tax Ease Funding LLC, Series 2016-1A, Class A4, 3.131%, 6/15/2028	WR5	443,909	442,945
Tricon American Homes Trust, Series 2016-SFR1, Class A4, 2.589%, 11/17/2033	Aaa	2,387,422	2,320,068
United Auto Credit Securitization Trust, Series 2018-2, Class A4, 2.89%, 3/10/2021	AAA[8]	1,359,729	1,357,977
Wheels SPV 2 LLC, Series 2016-1A, Class A2[4], 1.59%, 5/20/2025	AAA[8]	71,052	70,859
World Omni Auto Receivables Trust, Series 2017-A, Class A3, 1.93%, 9/15/2022	AAA[8]	4,000,000	3,960,399
World Omni Automobile Lease Securitization Trust, Series 2017-A, Class A4, 2.32%, 8/15/2022	Aaa	750,000	745,105

TOTAL ASSET-BACKED SECURITIES (Identified Cost $102,216,105)			101,763,162

COMMERCIAL MORTGAGE-BACKED SECURITIES - 6.7%

Americold LLC Trust, Series 2010-ARTA, Class A14, 3.847%, 1/14/2029 .	AA8	109,166	109,936
Credit Suisse Mortgage Capital Trust, Series 2013-TH1, Class A1[4,9], 2.13%, 2/25/2043	AAA[8]	618,094	576,291
Fannie Mae REMICS, Series 2018-31, Class KP, 3.50%, 7/25/2047	Aaa	3,123,622	3,149,233
FDIC Trust, Series 2011-R1, Class A4, 2.672%, 7/25/2026	WR5	90,554	90,130

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2018

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Freddie Mac Multifamily Structured Pass-Through Certificates, Series K005, Class AX (IO)[9], 1.344%, 11/25/2019	Aaa	6,874,616	$68,068
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K009, Class X1 (IO)[9], 1.273%, 8/25/2020	Aaa	8,919,100	144,392
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K014, Class X1 (IO)[9], 1.149%, 4/25/2021	Aaa	7,060,323	161,587
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K016, Class X1 (IO)[9], 1.492%, 10/25/2021	Aaa	4,511,653	158,188
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K017, Class X1 (IO)[9], 1.302%, 12/25/2021	Aaa	33,207,180	1,051,728
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K021, Class X1 (IO)[9], 1.442%, 6/25/2022	Aaa	16,877,694	707,932
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K030, Class X1 (IO)[9], 0.196%, 4/25/2023	Aaa	56,886,551	428,845
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K032, Class X1 (IO)[9], 0.103%, 5/25/2023	Aaa	33,377,947	155,605
Freddie Mac REMICS, Series 4791, Class BA, 4.00%, 3/15/2044	Aaa	3,786,288	3,898,123
Freddie Mac REMICS, Series 4801, Class BA, 4.50%, 5/15/2044	Aaa	3,958,991	4,121,201
FREMF Mortgage Trust, Series 2012-K711, Class B4,9, 3.543%, 8/25/2045	WR5	2,175,000	2,174,401
FREMF Mortgage Trust, Series 2013-K28, Class X2A (IO) 4, 0.10%, 6/25/2046	WR5	87,437,423	289,016
FREMF Mortgage Trust, Series 2013-K712, Class B4,9, 3.358%, 5/25/2045	AA8	1,300,000	1,298,701
FREMF Mortgage Trust, Series 2014-K715, Class B4,9, 3.978%, 2/25/2046	A1	2,185,000	2,216,699
FREMF Mortgage Trust, Series 2014-K716, Class B4,9, 3.949%, 8/25/2047	A1	2,550,000	2,594,043
FREMF Mortgage Trust, Series 2015-K42, Class B4,9, 3.851%, 12/25/2024	A3	1,900,000	1,883,635
FREMF Mortgage Trust, Series 2015-K43, Class B4,9, 3.734%, 2/25/2048	WR5	1,500,000	1,477,576
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class BFX[4,9], 3.382%, 12/15/2034	AA8	2,000,000	1,990,984
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class DFX[4,9], 3.382%, 12/15/2034	BBB[8]	1,150,000	1,135,211
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2010-C2, Class A34, 4.07%, 11/15/2043	AAA[8]	656,823	664,558
JP Morgan Mortgage Trust, Series 2013-1, Class 1A2[4,9], 3.00%, 3/25/2043	WR5	434,631	421,303
JP Morgan Mortgage Trust, Series 2013-2, Class A2[4,9], 3.50%, 5/25/2043	AAA[8]	516,532	507,473
JP Morgan Mortgage Trust, Series 2014-2, Class 1A1[4,9], 3.00%, 6/25/2029	AAA[8]	762,784	757,391
JP Morgan Mortgage Trust, Series 2017-3, Class 1A5[4,9], 3.50%, 8/25/2047	Aaa	3,328,700	3,286,182

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2018

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT[2]		VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust, Series 2014-3A, Class AFX3[4,9], 3.75%, 11/25/2054	AA8		661,567	$661,255
New Residential Mortgage Loan Trust, Series 2015-2A, Class A1[4,9], 3.75%, 8/25/2055	Aaa		1,055,947	1,056,509
OBP Depositor LLC Trust, Series 2010-OBP, Class A4, 4.646%, 7/15/2045	AAA[8]		420,000	427,047
Sequoia Mortgage Trust, Series 2013-2, Class A9, 1.874%, 2/25/2043	AAA[8]		637,232	569,616
Sequoia Mortgage Trust, Series 2013-7, Class A2[9], 3.00%, 6/25/2043	AAA[8]		528,982	508,446
Sequoia Mortgage Trust, Series 2013-8, Class A1[9], 3.00%, 6/25/2043	Aaa		730,629	705,028
Starwood Retail Property Trust, Series 2014-STAR, Class A3,4,(1 mo. LIBOR US + 1.220%), 3.675%, 11/15/2027	AAA[8]		1,819,121	1,766,317
Towd Point Mortgage Trust, Series 2016-5, Class A1[4,9], 2.50%, 10/25/2056	Aaa		1,547,959	1,500,688
Vornado DP LLC Trust, Series 2010-VNO, Class A2FX4, 4.004%, 9/13/2028	AA8		1,195,000	1,217,535
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[4], 4.393%, 11/15/2043	Aaa		1,350,000	1,372,888
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A4[4,9], 4.869%, 2/15/2044	Aaa		1,490,650	1,530,197
WinWater Mortgage Loan Trust, Series 2015-1, Class A1[4,9], 3.50%, 1/20/2045	WR5		737,920	727,992
WinWater Mortgage Loan Trust, Series 2015-3, Class A5[4,9], 3.50%, 3/20/2045	Aaa		625,368	623,410

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Identified Cost $47,546,798)				48,185,360

FOREIGN GOVERNMENT BONDS - 5.0%

Brazilian Government International Bond (Brazil), 4.25%, 1/7/2025	Ba2		1,300,000	1,283,802
Chile Government Bond (Chile), 5.50%, 8/5/2020	A1	CLP	1,800,000,000	2,665,522
The Export-Import Bank of China (China)[4], 2.50%, 7/31/2019	A1		7,500,000	7,478,007
The Export-Import Bank of China (China), 2.50%, 7/31/2019	A1		630,000	628,153
Export-Import Bank of Korea (South Korea), 1.75%, 5/26/2019	Aa2		7,716,000	7,677,906
Italy Buoni Poliennali Del Tesoro (Italy)[4], 2.70%, 3/1/2047	Baa3	EUR	8,000,000	8,130,597
Mexican Government Bond (Mexico), 8.00%, 6/11/2020	A3	MXN	35,000,000	1,767,726
Mexican Government Bond (Mexico), 6.50%, 6/9/2022	A3	MXN	126,000,000	6,017,199

TOTAL FOREIGN GOVERNMENT BONDS (Identified Cost $40,424,249)				35,648,912

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2018

	SHARES/ PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

MUTUAL FUNDS - 2.0%

iShares iBoxx High Yield Corporate Bond ETF	87,500	$7,096,250
SPDR Bloomberg Barclays High Yield Bond ETF	210,500	7,070,695

TOTAL MUTUAL FUNDS
(Identified Cost $14,079,015)		14,166,945

U.S. TREASURY SECURITIES - 3.1%

U.S. Treasury Notes - 3.1%
U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2020
(Identified Cost $22,433,439)	22,677,270	22,167,327

U.S. GOVERNMENT AGENCIES - 6.2%

Mortgage-Backed Securities - 6.2%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021	175,678	178,558
Fannie Mae, Pool #995233, 5.50%, 10/1/2021	9,333	9,439
Fannie Mae, Pool #888017, 6.00%, 11/1/2021	21,762	22,293
Fannie Mae, Pool #995329, 5.50%, 12/1/2021	123,664	125,829
Fannie Mae, Pool #888136, 6.00%, 12/1/2021	26,371	27,030
Fannie Mae, Pool #888810, 5.50%, 11/1/2022	214,848	218,422
Fannie Mae, Pool #AD0462, 5.50%, 10/1/2024	21,269	22,140
Fannie Mae, Pool #MA0115, 4.50%, 7/1/2029	82,888	86,559
Fannie Mae, Pool #MA1834, 4.50%, 2/1/2034	358,071	374,354
Fannie Mae, Pool #918516, 5.50%, 6/1/2037	108,535	116,493
Fannie Mae, Pool #889624, 5.50%, 5/1/2038	172,000	183,646
Fannie Mae, Pool #995876, 6.00%, 11/1/2038	462,287	504,113
Fannie Mae, Pool #AD0307, 5.50%, 1/1/2039	178,749	192,141
Fannie Mae, Pool #AA7236, 4.00%, 6/1/2039	928,490	954,629
Fannie Mae, Pool #AJ1989, 4.50%, 10/1/2041	1,824,925	1,910,659
Fannie Mae, Pool #AW5338, 4.50%, 6/1/2044	1,036,317	1,083,768
Fannie Mae, Pool #AS3878, 4.50%, 11/1/2044	971,241	1,012,156
Fannie Mae, Pool #BC5442, 4.00%, 4/1/2046	2,626,610	2,680,785
Fannie Mae, Pool #BC9568, 4.00%, 5/1/2046	3,761,822	3,837,668
Fannie Mae, Pool #BE7845, 4.50%, 2/1/2047	784,924	820,509
Fannie Mae, Pool #CA1922, 5.00%, 6/1/2048	4,159,355	4,362,051
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020	21,708	21,820
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022	28,572	29,229
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022	19,646	20,163
Freddie Mac, Pool #G12988, 6.00%, 1/1/2023	15,985	16,500
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023	27,865	28,730
Freddie Mac, Pool #G13331, 5.50%, 10/1/2023	13,071	13,449
Freddie Mac, Pool #C91359, 4.50%, 2/1/2031	204,099	213,295
Freddie Mac, Pool #D98711, 4.50%, 7/1/2031	568,329	593,941
Freddie Mac, Pool #C91746, 4.50%, 12/1/2033	504,581	527,203
Freddie Mac, Pool #C91760, 3.50%, 5/1/2034	2,686,671	2,735,467

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2018

	PRINCIPAL AMOUNT2 / SHARES	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac, Pool #G07655, 5.50%, 12/1/2035	484,053	$522,007
Freddie Mac, Pool #G04176, 5.50%, 5/1/2038	206,892	221,151
Freddie Mac, Pool #A78227, 5.50%, 6/1/2038	221,133	235,998
Freddie Mac, Pool #G05900, 6.00%, 3/1/2040	89,932	97,248
Freddie Mac, Pool #A96363, 4.50%, 1/1/2041	3,247,948	3,398,531
Freddie Mac, Pool #G60342, 4.50%, 5/1/2042	2,966,924	3,106,372
Freddie Mac, Pool #G07998, 4.50%, 7/1/2044	3,359,604	3,489,051
Freddie Mac, Pool #Q38473, 4.00%, 1/1/2046	4,793,111	4,893,283
Freddie Mac, Pool #Q40375, 3.50%, 5/1/2046	5,240,295	5,255,914

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $45,566,854)		44,142,594

SHORT-TERM INVESTMENT - 2.9%

Dreyfus Government Cash Management, Institutional Shares, 2.29%[10],
(Identified Cost $20,402,022)	20,402,022	20,402,022

TOTAL INVESTMENTS - 98.4%
(Identified Cost $718,253,978)		702,991,540
OTHER ASSETS, LESS LIABILITIES - 1.6%		11,157,056

NET ASSETS - 100%		$714,148,596

FUTURES CONTRACTS: LONG POSITIONS OPEN AT DECEMBER 31, 2018:
CONTRACTS PURCHASED	ISSUE	EXCHANGE	EXPIRATION	NOTIONAL VALUE[2]	VALUE/UNREALIZED APPRECIATION/ (DEPRECIATION)
25	CAD Currency	CME	March 2019	1,837,750	$ (46,822)
14	CHF Currency	CME	March 2019	1,792,700	10,635
36	Euro-BTP	Eurex	March 2019	5,272,196	230,933
52	Euro FX Currency	CME	March 2019	7,489,625	20,445
90	GBP Currency	CME	March 2019	7,194,375	(30,635)
33	JPY Currency	CME	March 2019	3,783,038	92,099
875	U.S. Treasury Notes (2 Year)	CBOT	March 2019	185,773,438	1,228,832
131	U.S. Long Bond U.S. Ultra Treasury	CBOT	March 2019	19,126,000	707,948
131	Bonds (10 Year) U.S. Ultra Treasury	CBOT	March 2019	17,040,235	510,428
107	Bonds (30 Year)	CBOT	March 2019	17,190,219	929,334

TOTAL LONG POSITIONS					3,653,197

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2018

FUTURES CONTRACTS: SHORT POSITIONS OPEN AT DECEMBER 31, 2018:
CONTRACTS SOLD	ISSUE	EXCHANGE	EXPIRATION	NOTIONAL VALUE[2]	VALUE/UNREALIZED DEPRECIATION
265	Euro-BOBL	Eurex	March 2019	40,236,254	$(127,889)
164	Euro-BUND	Eurex	March 2019	30,729,683	(263,292)
44	Euro-BUXL (30 Year)	Eurex	March 2019	9,105,604	(221,970)
200	Euro-SCHATZ	Eurex	March 2019	25,651,073	(11,730)
135	Short-Term Euro-BTP	Eurex	March 2019	17,125,769	(236,839)
978	U.S. Treasury Notes (5 Year)	CBOT	March 2019	112,164,375	(1,475,785)
750	Fed Fund 30 Day	CBOT	July 2019	292,725,000	(406,673)

TOTAL SHORT POSITIONS					(2,744,178)

CBOT - Chicago Board of Trade

CLP - Chilean Peso

CME - Chicago Mercantile Exchange

ETF - Exchange-Traded Fund

EUR - Euro

EUREX - Eurex Exchange

IO - Interest only

MXN - Mexican Peso

1Credit ratings from Moody’s (unaudited).

2Amount is stated in USD unless otherwise noted.

3Floating rate security. Rate shown is the rate in effect as of December 31, 2018.

4Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $201,256,926, or 28.2% of the Series’ net assets as of December 31, 2018 (see Note 2 to the financial statements).

5Credit rating has been withdrawn. As of December 31, 2018, there is no rating available (unaudited).

6Step coupon rate security - Rate steps up/down by 25 basis points upon rating downgrade/upgrade by Moody’s and S&P rating agencies (Subject to a maximum of 100 basis points per agency, 200 basis points maximum).

7Illiquid security - This security was acquired on November 3, 2017 at a cost of $992,500 ($99.25 per share). This security has been determined to be illiquid under guidelines established by the Board of Directors. This security amounts to $974,640, or 0.1% of the Series’ net assets as of December 31, 2018 (see Note 2 to the financial statements).

8Credit ratings from S&P (unaudited).

9Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of December 31, 2018.

10Rate shown is the current yield as of December 31, 2018.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Statement of Assets and Liabilities

December 31, 2018

ASSETS:

Investments in securities, at value (identified cost $718,253,978) (Note 2)	$702,991,540
Deposits at broker for futures contracts	6,196,741
Interest receivable	5,349,092
Receivable for fund shares sold	978,960
Futures variation margin receivable	373,318
Dividends receivable	40,328
Prepaid and other expenses	12,625

TOTAL ASSETS	715,942,604

LIABILITIES:

Accrued management fees (Note 3)	265,072
Accrued shareholder services fees (Class S) (Note 3)	146,863
Accrued fund accounting and administration fees (Note 3)	47,180
Accrued Chief Compliance Officer service fees (Note 3)	427
Payable for fund shares repurchased	1,041,552
Futures variation margin payable	244,500
Other payables and accrued expenses	48,414

TOTAL LIABILITIES	1,794,008

TOTAL NET ASSETS	$714,148,596

NET ASSETS CONSIST OF:

Capital stock	$705,186
Additional paid-in-capital	732,302,538
Total distributable earnings (loss)	(18,859,128)

TOTAL NET ASSETS	$714,148,596

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($685,649,450/67,382,367 shares)	$10.18

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($28,499,146/3,136,274 shares)	$9.09

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Statement of Operations

For the Year Ended December 31, 2018

INVESTMENT INCOME:

Interest	$25,320,809
Dividends	383,571

Total Investment Income	25,704,380

EXPENSES:

Management fees (Note 3)	3,502,586
Shareholder services fees (Class S) (Note 3)	1,833,686
Fund accounting and administration fees (Note 3)	156,833
Directors’ fees (Note 3)	63,184
Chief Compliance Officer service fees (Note 3)	4,634
Custodian fees	47,638
Miscellaneous	212,037

Total Expenses	5,820,598
Less reduction of expenses (Note 3)	(95,149)

Net Expenses	5,725,449

NET INVESTMENT INCOME	19,978,931

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	(5,197,937)
Forward foreign currency exchange contracts	(91,006)
Futures contracts	79,854
Foreign currency and translation of other assets and liabilities	(222,127)

(5,431,216)

Net change in unrealized appreciation (depreciation) on-
Investments	(14,086,074)
Forward foreign currency exchange contracts	(170,176)
Futures contracts	661,160
Foreign currency and translation of other assets and liabilities	(1,799)

(13,596,889)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(19,028,105)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$950,826

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/18	FOR THE YEAR ENDED 12/31/17
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$19,978,931	$18,226,512
Net realized gain (loss) on investments and foreign currency	(5,431,216)	3,853,547
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(13,596,889)	5,508,769

Net increase from operations	950,826	27,588,828

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(18,048,897)	(18,039,339)
Class I	(1,144,935)	(1,657,322)

Total distributions to shareholders	(19,193,832)	(19,696,661)[1]

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions (Note 5)	(104,975,148)	(64,800,948)

Net decrease in net assets	(123,218,154)	(56,908,781)

NET ASSETS:

Beginning of year	837,366,750	894,275,531

End of year[2]	$714,148,596	$837,366,750

1 For the year ended December 31, 2017, the distributions to shareholders from net investment income and net realized gain were $17,569,213 and $470,126 (Class S) and $1,612,127 and $45,195 (Class I), respectively.

2 Includes accumulated undistributed (overdistributed) net investment income of ($106,469) as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Financial Highlights - Class S

	FOR THE YEAR ENDED
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.42	$10.33	$10.12	$10.53	$10.65

Income (loss) from investment operations:
Net investment income[1]	0.26	0.22	0.22	0.27	0.34
Net realized and unrealized gain (loss) on investments	(0.24)	0.11	0.19	(0.36)	(0.00)[2]

Total from investment operations	0.02	0.33	0.41	(0.09)	0.34

Less distributions to shareholders:
From net investment income	(0.25)	(0.23)	(0.20)	(0.26)	(0.34)
From net realized gain on investments	(0.01)	(0.01)	—	(0.05)	(0.12)
From return of capital	—	—	—	(0.01)	—

Total distributions to shareholders	(0.26)	(0.24)	(0.20)	(0.32)	(0.46)

Net asset value - End of year	$10.18	$10.42	$10.33	$10.12	$10.53

Net assets - End of year (000’s omitted)	$685,649	$770,824	$845,043	$835,610	$680,719

Total return[3]	0.20%	3.19%	4.08%	(0.88%)	3.18%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	2.56%	2.08%	2.18%	2.58%	3.16%
Portfolio turnover	58%	62%	56%	81%	53%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:
	0.01%	0.00%[4]	N/A	N/A	N/A

1Calculated based on average shares outstanding during the years.

2Less than $(0.01).

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Financial Highlights - Class I

	FOR THE YEAR ENDED
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.34	$9.28	$9.12	$9.52	$9.68

Income (loss) from investment operations:
Net investment income[1]	0.26	0.22	0.23	0.29	0.34
Net realized and unrealized gain (loss) on investments	(0.22)	0.11	0.16	(0.34)	(0.02)

Total from investment operations	0.04	0.33	0.39	(0.05)	0.32

Less distributions to shareholders:
From net investment income	(0.28)	(0.26)	(0.23)	(0.29)	(0.36)
From net realized gain on investments	(0.01)	(0.01)	—	(0.05)	(0.12)
From return of capital	—	—	—	(0.01)	—

Total distributions to shareholders	(0.29)	(0.27)	(0.23)	(0.35)	(0.48)

Net asset value - End of year	$9.09	$9.34	$9.28	$9.12	$9.52

Net assets - End of year (000’s omitted)	$28,499	$66,543	$49,233	$37,749	$78,789

Total return[2]	0.40%	3.52%	4.27%	(0.59%)	3.36%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	2.75%	2.33%	2.50%	3.00%	3.42%
Portfolio turnover	58%	62%	56%	81%	53%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:
	0.01%	0.00%[3]	N/A	N/A	N/A

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Notes to Financial Statements

1.	Organization

Unconstrained Bond Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ primary investment objective is to provide long-term total return, and its secondary objective is to provide preservation of capital.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series is authorized to issue two classes of shares (Class S and Class I). Each class of shares is substantially the same except the Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2018, 10.4 billion shares have been designated in total among 34 series, of which 100 million have been designated as Unconstrained Bond Series Class I common stock, 125 million have been designated as Unconstrained Bond Series Class S common stock, 125 million have been designated as Unconstrained Bond Series Class W common stock, and 100 million have been designated as Unconstrained Bond Series Class Z common stock. Class W common stock and Class Z common stock are not currently offered for sale.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds, loan assignments, and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service (the “Service”). The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

The fair value of loan assignments is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loan assignments are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable, in which case they would be categorized in Level 3.

Municipal securities will normally be valued on the basis of market valuations provided by the Service. The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2018 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
U.S. Treasury and other U.S. Government agencies	$66,309,921	$—	$66,309,921	$—
Corporate debt:
Communication Services	59,711,954	—	59,711,954	—
Consumer Discretionary	48,057,642	—	48,057,642	—
Consumer Staples	12,293,619	—	12,293,619	—
Energy	70,900,652	—	70,900,652	—
Financials	112,032,332	—	112,032,332	—
Health Care	19,605,110	—	19,605,110	—
Industrials	42,502,054	—	42,502,054	—
Information Technology	2,352,900	—	2,352,900	—
Materials	21,847,674	—	21,847,674	—
Real Estate	16,485,456	—	16,485,456	—
Utilities	10,725,825	—	10,725,825	—
Asset-backed securities	101,763,162	—	101,763,162	—
Commercial mortgage-backed securities	48,185,360	—	48,185,360	—

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Foreign government bonds	$35,648,912	$—	$35,648,912	$—
Mutual funds	34,568,967	34,568,967	—	—
Other financial instruments*:
Foreign currency exchange contracts	123,179	123,179	—	—
Interest rate contracts	3,607,475	3,607,475	—	—

Total assets	706,722,194	38,299,621	668,422,573	—

Liabilities:
Other financial instruments:*
Foreign currency exchange contracts	(77,457)	(77,457)	—	—
Interest rate contracts	(2,744,178)	(2,744,178)	—	—

Total liabilities	(2,821,635)	(2,821,635)	—	—

Total	$703,900,559	$35,477,986	$668,422,573	$—

There were no Level 3 securities held by the Series as of December 31, 2017 or December 31, 2018.

*Other financial instruments are futures (Level 1). Futures are valued at the unrealized appreciation (depreciation) on the instrument.

New Accounting Pronouncements

The Securities and Exchange Commission (SEC) adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Series financial statements for the year ended December 31, 2018. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-320): “Premium Amortization of Purchased Callable Debt Securities” which shortens the amortized period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Series will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019 the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results of operations.

On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements under U.S. GAAP. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. An entity is permitted to early adopt any eliminated or modified disclosures upon issuance of this ASU and delay adoption of the new disclosures until their effective date. As such, each Series has early adopted the eliminated and modified disclosures, as permitted by this ASU.

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific examples are directly charged to that Class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts

The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed.

The Series may regularly trade forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Series has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. The Series’ forward foreign currency exchange contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty, and net amounts owed or due across transactions). The average month-end balances for the year ended December 31, 2018, the period in which forward foreign currency exchange contracts were outstanding, as measured in terms of the notional amount, was approximately $9,123,887. No such investments were held by the Series on December 31, 2018.

Futures

The Series may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Series to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Series may use futures contracts to manage exposure to the bond market or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Futures (continued)

at the time the Advisor to the Series may be attempting to sell some or all the Series’ holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, a Series is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Series, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Series recognize a realized gain or loss when the contract is closed or expires.

Futures transactions involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade. The Series’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty, and net amounts owed or due across transactions).

Option Contracts

The Series may write (sell) or buy call or put options on securities and other financial instruments. When the Series writes a call, the Series gives the purchaser the right to buy the underlying security from the Series at the price specified in the option contract (the “exercise price”) at any time during the option period. When the Series writes a put option, the Series gives the purchaser the right to sell to the Series the underlying security at the exercise price at any time during the option period. The Series will only write options on a “covered basis.” This means that the Series will own the underlying security when the Series writes a call or the Series will put aside cash, U.S. Government securities, or other liquid assets in an amount not less than the exercise price at all times the put option is outstanding.

When the Series writes an option, an amount equal to the premium received is reflected as a liability and is subsequently marked-to-market to reflect the current market value of the option. The Series, as a writer of an option, has no control over whether the underlying security or financial instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. There is a risk that the Series may not be able to enter into a closing transaction because of an illiquid market.

The Series may also purchase options in an attempt to hedge against fluctuations in the value of its portfolio and to protect against declines in the value of the securities. The premium paid by the Series for the purchase of an option is reflected as an investment and subsequently marked-to-market to reflect the current market value of the option. The risk associated with purchasing options is limited to the premium paid.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premium received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

The measurement of the risks associated with option contracts is meaningful only when all related and offsetting transactions are considered. The counterparty for the Series’ purchased options contracts outstanding during the year ended December 31, 2018 is Pershing LLC, a BNY Mellon Company. No such investments were held by the Series on December 31, 2018.

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

The following table presents the present value of derivatives held at December 31, 2018 as reflected on the Statement of Assets and Liabilities, and the effect of derivative instruments on the Statement of Operations:

STATEMENT OF ASSETS AND LIABILITIES
Derivative	Assets Location
Foreign currency exchange contracts	Net unrealized appreciation[1]	$123,179
Interest rate contracts	Net unrealized appreciation[1]	$3,607,475
Derivative	Liabilities Location
Foreign currency exchange contracts	Net unrealized depreciation[1]	$(77,457)
Interest rate contracts	Net unrealized depreciation[1]	$(2,744,178)

STATEMENT OF OPERATIONS
Derivative	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives
Foreign currency exchange contracts	Net realized gain (loss) on forward foreign currency exchange contracts	$(91,006)
Foreign currency exchange contracts	Net realized gain (loss) on futures contracts	$(193,456)
Interest rate contracts	Net realized gain (loss) on futures contracts	$273,310
Interest rate contracts	Net realized gain (loss) on options purchased[2]	$(184,041)
Derivative	Location of Appreciation (Depreciation) on Derivatives	Unrealized Appreciation (Depreciation) on Derivatives
Foreign currency exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	$(170,176)
Foreign currency exchange contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$45,722
Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$615,438

1 Includes cumulative appreciation/depreciation on futures contracts as reported in the Investment Portfolio, and is included within Net Assets as the components of capital are not required to be presented separately on the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

2 Options purchased are included in net realized gain (loss) on investments.

The average month-end balances for the year ended December 31, 2018, the period in which such derivatives were outstanding, were as follows:

Futures Contracts:
Average number of contracts purchased	404
Average number of contracts sold	755
Average notional value of contracts purchased	$ 65,106,852
Average notional value of contracts sold	$136,713,818
Options:
Average number of option contracts purchased	798
Average notional value of option contracts purchased	$ 95,494,922

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Asset-Backed Securities

The Series may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e. loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Series may subsequently have to reinvest the proceeds at lower interest rates. If the Series has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Mortgage-Backed Securities

The Series may invest in mortgage-backed securities (“MBS” or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the Series to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. For MBS there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds

The Series may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2018.

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Securities Purchased on a When-Issued Basis or Forward Commitment (continued)

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series on December 31, 2018.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2018, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2015 through December 31, 2018. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Indemnifications (continued)

also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.45% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director, who each receive an additional annual stipend for these roles.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least April 30, 2019, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of shareholder services fee, at no more than 0.50% of average daily net assets each year. Accordingly, the Advisor waived fees of $95,149 for the year ended December 31, 2018, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated March 1, 2017, as amended, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Income Series); plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

Unconstrained Bond Series

Notes to Financial Statements (continued)

4.	Purchases and Sales of Securities

For the year ended December 31, 2018, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $339,922,415 and $495,308,140, respectively. Purchases and sales of U.S. Government securities, other than short-term securities, were $75,578,233 and $73,208,333, respectively.

5.	Capital Stock Transactions

Transactions in shares of Class S and Class I of Unconstrained Bond Series were:

CLASS S:	FOR THE YEAR ENDED 12/31/18		FOR THE YEAR ENDED 12/31/17
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	4,877,133	$50,378,294	4,408,089	$46,106,663
Reinvested	1,724,906	17,659,603	1,698,360	17,702,224
Repurchased	(13,213,873)	(136,106,597)	(13,932,605)	(145,765,976)

Total	(6,611,834)	$(68,068,700)	(7,826,156)	$(81,957,089)

CLASS I:	FOR THE YEAR ENDED 12/31/18		FOR THE YEAR ENDED 12/31/17
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,503,440	$13,926,808	2,630,911	$24,743,093
Reinvested	72,094	660,419	138,462	1,294,253
Repurchased	(5,567,142)	(51,493,675)	(944,890)	(8,881,205)

Total	(3,991,608)	$(36,906,448)	1,824,483	$17,156,141

Over 90% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in August 2019 unless extended or renewed. During year ended December 31, 2018, the series did not borrow under the line of credit.

7.	Financial Instruments and Loan Assignments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. During the year ended December 31, 2018, the Series invested in forward foreign currency exchange contracts (foreign currency exchange risk), futures contracts (foreign currency exchange risk and interest rate risk) and options purchased (interest rate risk).

The Series may invest in a loan assignment of all or a portion of the loans. The Series has direct rights against the borrower on a loan when it purchases an assignment; however, the Series’ rights may be more limited than the lender from which it acquired the assignment and the Series may be able to enforce its rights only through an administrative agent. Loan assignments are

Unconstrained Bond Series

Notes to Financial Statements (continued)

7.	Financial Instruments and Loan Assignments (continued)

vulnerable to market conditions and may become illiquid due to economic conditions or other events may reduce the demand for loan assignments and certain loan assignments which were liquid when purchased may become illiquid.

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including wash sales and investments in Treasury Inflation Protected securities, foreign currency gains and losses, and the realization for tax purposes of unrealized gains/losses on certain futures. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2018, $87,804 was reclassified within the capital accounts from Paid-in Capital to Total Distributable Earnings (Loss). Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/18	FOR THE YEAR ENDED 12/31/17
Ordinary income	$19,193,832	$19,696,661

At December 31, 2018, the tax basis of components of distributable earnings and the net unrealized depreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$719,164,725
Unrealized appreciation	2,266,381
Unrealized depreciation	(17,530,547)

Net unrealized depreciation	$(15,264,166)

Capital loss carryforwards	$(3,541,204)
Qualified late-year losses[1]	$53,343

1The Series has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2019.

As of December 31, 2018, the Series had net short-term capital loss carryforwards of $2,435,492 and net long-term capital loss carryforwards of $1,105,712, which may be carried forward indefinitely.

Unconstrained Bond Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Unconstrained Bond Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Unconstrained Bond Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 15, 2019

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

Unconstrained Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 15, 2018, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered for renewal by the Board, including all of the Directors who are not “interested persons” (“Independent Directors”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). In connection with the decision whether to renew the Agreement, a variety of material was provided to the Board in advance of the meeting for their review and consideration. The Board also held a working session on October 31, 2018 to review and discuss information provided to the Board, and for the Board to request additional information.

Representatives of the Advisor attended a portion of the working session and attended the Board meeting. The Advisor provided supplemental information requested by the Board and presented additional oral information to the Board to assist the Board in its considerations. In addition to the information furnished by the Advisor, the Board was provided with a legal memorandum discussing its fiduciary duties related to its approval of the continuation of the Agreement. Legal counsel for the Fund discussed with the Board the applicable legal considerations. In addition, the Board received in-person presentations about the Fund throughout the year.

The Independent Directors were advised by independent legal counsel with respect to these matters. The Independent Directors also met separately in an executive session with their legal counsel without any representatives of the Advisor present.

The Directors’ determinations at the meeting were made on the basis of each Director’s business judgment after consideration of all the information presented. In deciding to recommend the renewal of the Agreement with respect to each Series of the Fund, the Independent Directors did not identify any single or particular piece of information that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.

•

The Board considered the nature and quality of services provided by the Advisor under the Agreement for over 30 years including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board considered the numerous services performed by the Advisor and its affiliates beyond those stated in the Agreements. The Board also considered the Advisor’s personnel who perform services to the Fund, changes in senior or key personnel, the strength of the Advisor’s compliance infrastructure, policies and procedures relating to compliance with securities regulations, reputation, expertise and resources. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the Advisor’s investments teams, including changes to the investment teams and investment team’s compensation during the past year, and the investment process. The Board considered the performance of each Series since its inception, as well as over multiple time periods including: one year, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered (and considers on a quarterly basis) a number of other factors relevant to performance at the meeting including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives; the breadth of the Fund’s product offerings; and performance over reasonable time periods. The Board discussed with Representatives of the Advisor, short-term performance challenges in the Fund’s core strategies that have resulted in a downward trend in assets under management. After discussion, the Board concluded that notwithstanding the performance challenges of certain Series, the nature and quality of the investment management services provided by the Advisor to the Fund supported the renewal of the agreement.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor. The Advisor also presented pro-forma information related to several management fee and overall expense reductions that were set to take effect in early 2019. These changes were approved by the Board in a prior meeting and by shareholders at a Shareholder Meeting in May 2018.

•

The Board considered whether the Advisor had achieved economies of scale with respect to its services to the Fund. The Board acknowledged the expense caps incorporated in the Fund’s current fee structure, which requires the Advisor to

Unconstrained Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

subsidize the expenses of the Series operating above their expense cap, noting that 27 Series of the Fund are currently receiving expense reimbursements from the Advisor. The Board concluded that the Fund would need to grow in assets before the Advisor would be able to achieve meaningful economies of scale.

•

The Advisor provided the Board with information comparing each Series’ contractual management fees with the Advisor’s standard advisory fees for separate accounts and collective investment trusts. The Board considered that the range of services provided to the Series is more extensive than for the Advisor’s other clients due to additional infrastructure, administrative and regulatory requirements related to operating a mutual fund.

•

The current and pro-forma advisory fees, 12b-1 Distribution and Service Fees, other expenses (e.g. a combination of Shareholder Services Fees, intermediary sub-transfer agent fees, routine operating expenses and Acquired Fund Fees and Expenses for fund-of-fund Series) and total expense ratios of each Series and share class were compared and ranked (on both a mean and median basis) against respective peer universes. Respective peer universes included funds of a similar size and with similar investment objectives and expense characteristics as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the comparisons and rankings of fees and net expense ratios for each Series of the Fund and the methodology behind the comparison. The Board considered the Advisor’s active portfolio management that results in portfolios that are more differentiated than the construction of their benchmarks. Based on their review of the information provided, the Board concluded that the current and pro-forma fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. The Board was provided with information on the Advisor’s financial condition and profitability by mutual fund agreement and by Series. Information provided by the Advisor addressed the anticipated effects of the upcoming fee reductions. The Board discussed the Advisor’s revenues generated from the Fund and its expenses associated with providing the services under the Agreement. The Advisor presented the Board with information on firm wide investment management profitability to provide a comparison of the Advisor’s profitability from its Fund activities relative to its profitability from its other investment management business. In addition, the Board reviewed the Advisor’s expense allocation methodology used to calculate profitability since many of the Advisor’s resources and expenses are shared across the Advisor’s various investment management vehicles. The Board considered the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include participation in a joint insurance program, sharing of compensation expenses for certain shared personnel, relationships with large service providers, the utilization of Series within the Advisor’s separately managed accounts and certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. The Board concluded that these additional benefits to the Advisor were reasonable.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of the Independent Directors, concluded that the compensation under the Agreement was fair and reasonable with respect to each Series in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment, and that the renewal of the Agreement would be in the best interests of each Series and its shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Agreement, but indicated that the Board based its determination on the total mix of information available to it.

Unconstrained Bond Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer
Name:	Paul Battaglia*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director
Term of Office & Length of Time Served:	Indefinite – Chairman and Director since November 2018[1]
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer (2018 – Present); Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004-2006) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During	Fannie Mae (1995-2008)
Past 5 Years:	The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating
Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech)(2000-present); ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014); HLTH (WebMD)(information)(2000-2010); Cheyne Capital International (investment)(2000-2017); GMP Companies (investment)(2000-2011); Cytos Biotechnology Ltd (biotechnology)(2012-2014); Cerus (biomedical)(2016-present); PureEarth(non-profit)(2012-present); Caelum BioSciences (biomedical)(2018-present)

Unconstrained Bond Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-2018) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During Past 5 Years:	Boston Early Music Festival (non-profit)(2007-present); Amherst Early Music, Inc. (non-profit)(2009-present); Gotham Early Music Scene, Inc. (non-profit)(2009-present); Partnership for New York City, Inc. (non-profit)(1989-2010); New York Collegium (non-profit)(2004-2011); S’Cool Sounds, Inc. (non-profit)(2017-present)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	83
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994- present) - The Greening Group (business consultants);
Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(1972-present); Culinary Institute of America (non-profit college)(1985-present); George Eastman Museum (museum)(1988-present); National Restaurant Association (restaurant trade organization)(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(2005-present); Town of Greenburgh, NY Planning Board (municipal government) (2015-2018)

Officers:

Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	55
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-CEO since 2018, Co-Director of Research (2002 – 2015) - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer, or Senior Trust Officer

Unconstrained Bond Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company; Chief Financial Officer (2017-2018) - Rainier Investment Management Mutual Funds, Inc.

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund: Term of Office[1] & Length of Time Served: Principal Occupation(s) During Past 5 Years:

Chief Compliance Officer, Anti-Money Laundering Compliance Officer

Chief Compliance Officer since 2004; Anti-Money Laundering Officer since 2002; Corporate Secretary (1997-2016) - Manning & Napier Fund, Inc.; Chief Compliance Officer and Anti-Money Laundering Officer (2017-2018) – Rainier Investment Management Mutual Funds, Inc.

Managing Director, Compliance & Regulatory Affairs since 2018; Director of Compliance (2005-2018); Compliance Manager (1995-2005) – Manning & Napier Advisors, LLC and affiliates; Corporate Secretary – Manning & Napier Investor Services, Inc. since 2006

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Assistant Vice President
Term of Office[1] & Length of Time Served:	Since 2017
Principal Occupation(s) During Past 5 Years:	Director of Funds Group since 2017; Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC; President, Director – Manning & Napier Investor Services, Inc. since 2018

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	36
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

Unconstrained Bond Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	57
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation - Manning & Napier Advisors, LLC since 2009 Holds one or more of the following titles for various affiliates: Director

*Interested Director, within the meaning of the 1940 Act by reason of her positions with the Fund’s investment advisor, Manning & Napier Advisors, LLC and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

Unconstrained Bond Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNCPB-12/18-AR

ITEM 2: CODE OF ETHICS

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 13(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2 (a) above were granted.

(d) Not applicable to the registrant due to the response given in 2 (c) above.

ITEM 3: AUDIT COMMITTEE FINANCIAL EXPERT

All of the members of the Audit committee have been determined by the Registrant’s Board of Directors to be Audit Committee Financial Experts as defined in this item. The current members of the Audit Committee are: Stephen B. Ashley, Paul A. Brooke, Harris H. Rusitzky, and Chester N. Watson. All Audit Committee members are independent under applicable rules. This designation will not increase the designee’s duties, obligations or liability as compared to their duties, obligations and liability as a member of the Audit Committee and of the Board.

ITEM 4: PRINCIPAL ACCOUNTANT FEES AND SERVICES

●

Registrant may incorporate the following information by reference, if this information has been disclosed in the registrant’s definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.

Principal Accountant Fees and Services

Aggregate fees for professional services rendered for the Manning & Napier Fund, Inc. Real Estate Series, International Series, World Opportunities Series, Core Bond Series, Unconstrained Bond Series, High Yield Bond Series, Ohio Tax Exempt Series, Diversified Tax Exempt Series, New York Tax Exempt Series, Emerging Markets Series, Global Fixed Income Series, Strategic Income Moderate Series, Strategic Income Conservative Series, Dynamic Opportunities Series, and Equity Income Series, (collectively the “Fund”) by PricewaterhouseCoopers LLP (“PwC”) as of and for the years ended December 31, 2018 and 2017 were:

	2018	2017

Audit Fees (a)	$275,800	$411,133

Audit Related Fees (b)	$0	$0

Tax Fees (c)	$81,900	$105,130

All Other Fees (d)	$0	$0

	$357,700	$516,263

(a)	Audit Fees

These fees relate to professional services rendered by PwC for the audit of the Fund’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b)	Audit-Related Fees

These fees relate to assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above.

(c)	Tax Fees

These fees relate to professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the review of the Fund’s federal and state income tax returns, excise tax calculations and returns, a review of the Fund’s calculations of capital gain and income distributions, and additional tax research for compliance purposes.

(d)	All Other Fees

These fees relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2018 and 2017.

Non-Audit Services to the Fund’s Service Affiliates that were Pre-Approved by the Fund’s Audit Committee

The Fund’s Audit Committee is required to pre-approve non-audit services which meet both the following criteria:

i)	Directly relate to the Fund’s operations and financial reporting; and
ii)	Rendered by PwC to the Fund’s advisor, Manning & Napier Advisors, LLC, and entities in a control relationship with the advisor (“service affiliate”) that provides ongoing services to the

Fund. For purposes of disclosure, Manning & Napier Investor Services, Inc. is considered to be a service affiliate.

	2018	2017

Audit Related Fees	$1,800	$1,800

Tax Fees	$0	$0

	$1,800	$1,800

The Audit Related fees for the years ended December 31, 2018 and 2017 were for a license for proprietary authoritative financial reporting and assurance literature library software.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2018 and 2017.

Aggregate Fees

Aggregate fees billed to the Fund for non-audit services for 2018 and 2017 were $81,900 and $105,130, respectively. Aggregate fees billed to the Fund’s advisor and service affiliates for non-audit services were $1,800 and $1,800, respectively. These amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not relate to the Fund’s operations and financial reporting.

The Fund’s Audit Committee has considered whether the provisions for non-audit services to the Fund’s advisor and service affiliates, which did not require pre-approval, are compatible with maintaining PwC’s independence.

ITEM 5: AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6: INVESTMENTS

(a)	See Investment Portfolios under Item 1 on this Form N-CSR.

ITEM 7:	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8:	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9:	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10:	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedure by which shareholders may recommend nominees to the registrant’s board of directors.

ITEM 11:	CONTROLS AND PROCEDURES

(a) Based on their evaluation of the Funds’ disclosure controls and procedures, as of a date within 90 days of the filing date, the Funds’ Principal Executive Officer and Principal Financial Officer have concluded that the Funds’ disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to the Funds’ officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the last fiscal quarter there have been no changes in the Funds’ internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, the Funds’ internal control over financial reporting.

[Note that until the date that the registrant has filed its first report on Form N-PORT (17 CFR 270.150), the registrant’s disclosures required by this Item are limited to any change in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the registrant’s internal control over financial reporting.]

ITEM 12:	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13:	EXHIBITS

(a)(1)	Code of ethics that is subject to the disclosure of Item 2 above.

(a)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX-99.CERT.

[Note that until the date that the registrant has filed its first report on Form N-PORT (17 CFR 270.150), in the certification required by Item 13(a)(2), the registrant’s certifying officers must certify that they have disclosed in the report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.]

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)

A certification of the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX-99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manning & Napier Fund, Inc.

/s/ Paul J. Battaglia

Paul J. Battaglia

President & Principal Executive Officer of Manning & Napier Fund, Inc.

Date: 2/22/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Paul J. Battaglia

Paul J. Battaglia

President & Principal Executive Officer of Manning & Napier Fund, Inc.

Date: 2/22/2019

/s/ Christine Glavin

Christine Glavin

Chief Financial Officer & Principal Financial Officer of Manning & Napier Fund, Inc.

Date: 2/22/2019